                                  EQUI-SELECT
                                      SERIES TRUST




                                     [LOGO]


                                     ANNUAL
                                     REPORT


                               December 31, 1997

Equi-Select Series Trust
Annual Report
For the Period Ending December 31, 1997

                               Table of Contents

Letter to Contract Owners......................................................1

Management's Discussion and Analysis...........................................2

Equi-Select Series Trust Financial Statements
     Portfolios of Investments................................................12
     Statements of Assets and Liabilities.....................................29
     Statements of Operations.................................................31
     Statements of Changes in Net Assets......................................33
     Financial Highlights.....................................................35
     Notes to Financial Statements............................................44
     Report of Independent Auditors...........................................53
     Trustees and Executive Officers......................................Inside
                                                                            Back
                                                                           Cover


--------------------------------------------------------------------------------

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.

--------------------------------------------------------------------------------

LETTER TO CONTRACT HOLDERS

Dear Contract Holders:

We are pleased to present the 1997 Annual Report of the Equi-Select Series Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios in the Trust.

Please note that portfolio returns are calculated after operating expenses have been deducted. Benchmark returns (except the Lipper Balanced Fund Index) do not reflect any expenses. Operating expenses include advisory, custody, legal, audit, and other expenses associated with the operations of the Trust. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolios. Benchmark returns would be lower if these expenses were taken into account.

The Trust continued to grow at a rapid pace. During 1997, net assets increased by $530 million to end the year at $823 million. This growth contributes to investment performance by reducing the impact of operating expenses. As net assets increase, the Trust obtains economies of scale on some of its operating expenses. All of the Trust's equity portfolios experienced significant reductions in their expense ratios in 1997.

Effective January 2, 1998, Directed Services, Inc. ("DSI") became the advisor of the Equi-Select Series Trust. The previous investment advisor was Equitable Investment Services Inc. ("EISI"), an affiliate of DSI. Despite this change, the same individuals will be responsible for providing advisory oversight. EISI's advisory oversight personnel were transferred to DSI.

Also on January 2, 1998, ING Investment Management, LLC ("ING") became the sub-advisor for the Money Market, Mortgage-Backed Securities and Advantage Portfolios. Previously, these portfolios were managed by EISI, an affiliate of ING. Please note, however, that Robert Bowman is still the portfolio manager for these portfolios.

We are committed to providing quality products and service to contract owners, and we look forward to helping you meet your financial objectives. Thank you for your continued support.

                                   Sincerely,

                                   /s/ Paul R. Schlaack
                                   ----------------------------------
                                   Paul R. Schlaack
                                   President, Chairman, and Principal
                                   Executive Officer
                                   Equi-Select Series Trust

                             MONEY MARKET PORTFOLIO
                               DECEMBER 31, 1997

The Money Market Portfolio (the "Portfolio") seeks to     ----------------------------------------------------------
achieve maximum current income, consistent with the                      AVERAGE ANNUAL TOTAL RETURN
preservation of capital and the maintenance of
liquidity. For the year, the Portfolio had a total                     1 YEAR                     5.02%
return of 5.02%.                                                       SINCE INCEPTION*           4.99%

Short-term interest rates increased gradually
throughout the first quarter of the year. Economic        * The Portfolio commenced operations on October 4, 1994.
activity had accelerated during the fourth quarter of     ----------------------------------------------------------
1996 and first quarter of 1997, and investors were        Average annual total returns of the Portfolio include
concerned about inflationary pressures. On March 25,      reinvestment of dividends and distributions. They do not reflect
the Federal Reserve Board (the "Fed") raised the          charges for the variable annuity and variable life contracts
discount rate by 25 basis points (0.25%) to 5.50%,        thereunder whose proceeds are invested in the Portfolio.
demonstrating their concerns about inflation.             Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past
During the second quarter, the economy slowed and         performance and do not indicate future results.
inflationary concerns subsided. Short-term interest
rates declined during the second and third quarters.      Investment in the Money Market Portfolio (or in any other
Then, in the fourth quarter, Asian markets started        Portfolio) is neither insured or guaranteed by the U.S.
their downturn.                                           Government. There can be no assurance that the Money Market
                                                          Portfolio will be able to maintain a stable net asset value of
The Asian crisis caused short-term interest rates to      $1.00 per share.
increase during November and most of December. In                               TOP TEN ISSUERS
late- December, it became apparent that the Fed was                     AS A PERCENTAGE OF INVESTMENTS
considering a reduction in the federal funds rate.
Short- term interest rates pulled back, and the year         Hershey Foods Corporation                        4.4%
closed on a positive note.                                   International Business Machines Credit Corp.     4.4%
                                                             Allied Signal Corporation                        4.4%
Despite these fluctuations in short-term interest            Swiss Bank Corporation                           4.2%
rates, the current yield of the Portfolio remained           Heinz Company                                    3.8%
remarkably stable. The 30-day yield ranged from 4.76%        Anheuser Busch Company                           3.6%
to 5.01%. The highest yields were obtained during the        Disney (Walt) Company                            3.3%
fourth quarter.                                              Merrill Lynch, Pierce, Fenner & Smith            3.2%
                                                             Archer Daniels-Midland Company                   3.1%
The Portfolio Manager maintained a fairly                    Ameritech Corporation                            3.0%
conservative stance throughout the year. The average
maturity of the Portfolio ranged from 35 days to 70
days.

In January and February, the average maturity was generally between 60 and 70 days. During March, the average maturity was reduced to protect the Portfolio from the effects of rising interest rates. As of April 30, the Portfolio had an average maturity of approximately 35 days.

Short-term interest rates declined between May and September, and the average maturity was extended. The
Portfolio had an average maturity of 45 days on June
30 and 65 days on September 30.

As economic problems developed in Asia, the average maturity was reduced. The average maturity was approximately 45 days at the end of the year.

Recently, the Portfolio Manager has been extending the Portfolio's average maturity. This strategy will position the Portfolio for a stable or declining interest rate environment.

This strategy may be changed as conditions warrant.
The Portfolio holds highly liquid instruments, and this provides the Portfolio Manager with a significant amount of flexibility.



                  EQUITABLE INVESTMENT SERVICES, INC.

                      MORTGAGE-BACKED SECURITIES PORTFOLIO
                               DECEMBER 31, 1997

The Mortgage-Backed Securities Portfolio (the "Portfolio") seeks to obtain a high current return, consistent with the safety of principal. In 1997, the Portfolio generated a return of 7.25%. The Lehman Brothers Mortgage-Backed Securities Index (the "benchmark") had an annual return of 9.49%.

The benchmark only contains mortgage-backed securities. Diversification requirements preclude the Portfolio from investing entirely in these securities. As a result, approximately 30% of the Portfolio is normally invested in U.S. Treasury securities.

Lower exposure to mortgage-backed securities hurt performance relative to the benchmark. During 1997, mortgage-backed securities produced significantly higher returns than U.S. Treasury securities with similar duration.

The Portfolio started the year in a defensive position. The average duration was decreased, and holdings of mortgage- backed securities were reduced (in favor of U.S. Treasury securities). This strategy had a negative impact on performance, as interest rates declined throughout the first quarter.

In the second quarter, the Portfolio acquired several high coupon mortgage-backed securities. These types of securities would perform well in a stable interest rate environment. Interest rates continued to decline, however, and Portfolio returns continued to trail the benchmark.

Bond yields declined in the fourth quarter, primarily because of economic problems in Asia. These lower yields boosted the performance of the bond market. At the same time, they caused turbulence in the mortgage securities market.

Lower interest rates create opportunities for homeowners to refinance. Mortgage prepayments generally increase as interest rates decrease. Higher prepayment rates usually hurt the performance of mortgage-backed securities.

Lower exposure to mortgage-backed securities helped performance during the fourth quarter. In December, the Portfolio had a total return of 1.52%, while the benchmark returned only 0.91%.

The Portfolio Manager believes that interest rates will continue to fall in 1998. He has positioned the Portfolio for a declining interest rate environment. The Portfolio has invested a greater percentage of its assets in 15-year mortgage-backed securities and lower coupon issues. Intermediate-term U.S. Treasury securities also represent a larger percentage of the Portfolio.

The Portfolio Manager is optimistic about 1998, but he is investing cautiously. Economic conditions in Asia have created a significant amount of uncertainty in U.S. markets. He thinks that a defensive strategy is prudent under these circumstances.


                      EQUITABLE INVESTMENT SERVICES, INC.

            ========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                     7.25%
                        SINCE INCEPTION*           8.20%

            * The Portfolio commenced operations on October 4, 1994.
            ========================================================

                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)
                           [INVESTMENT MOUNTAIN CHART]

                              Portfolio      Lehman MBS Index
                              10000                10000
                              10010                 9994
                               9980                 9963
                  12/31/94    10054                10043
                              10257                10257
                              10511                10519
                              10531                10569
                              10683                10719
                              11039                11057
                   6/30/95    11089                11120
                              11089                11139
                              11201                11254
                              11292                11353
                              11394                11454
                              11516                11585
                  12/31/95    11650                11730
                              11714                11818
                              11575                11720
                              11489                11678
                              11457                11645
                              11403                11611
                   6/30/96    11543                11771
                              11575                11814
                              11553                11814
                              11736                12012
                              11951                12247
                              12123                12423
                   12/31/96   12038                12358
                              12106                12449
                              12129                12491
                              12004                12373
                              12174                12571
                              12277                12694
                   6/30/97    12390                12842
                              12583                13O84
                              12549                13O53
                              12674                13218
                              12799                13365
                              12799                134O9
                   12/31/97   12911                13531

Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.


                             DISTRIBUTION BY ISSUER
                         AS A PERCENTAGE OF INVESTMENTS
                             [INVESTMENT PIE CHART]

                   Fed. Home Loan Mortgage Corp.        27.1%
                   Govt. National Mortgage Assoc.       22.7%
                   Fed. National Mortgage Assoc.        18.5%
                   Short Term Investments               15.4%
                   U.S. Treasury                         9.4%
                   Country Wide Funding Corp.            4.0%
                   Corporate Bonds and Notes             2.9%

                      INTERNATIONAL FIXED INCOME PORTFOLIO
                               DECEMBER 31, 1997


The International Fixed Income Portfolio (the "Portfolio") seeks to provide a high total return. The Portfolio had an annual return of 0.64%. Over the same period, the Merrill Lynch Global Government Bond Index II (the "benchmark") had a return of 1.16%.

The bond market environment during 1997 was very positive. In local currency terms, returns in developed bond markets varied between 6.28% (German bonds) and 14.85% (U.K. Gilts). This strong performance can be attributed to many factors, including low rates of inflation, budget deficit reductions in the United States and Europe, and slow economic growth in Europe and Japan.

Toward the end of the year, bond markets received a further boost from developments in Asia. Economic problems in Southeast Asia are expected to have a deflationary effect on economies elsewhere. This would further delay any prospect of higher interest rates.

Although the bond markets performed strongly in local currency terms, performance was substantially weaker in U.S. dollar terms. The U.S. dollar strengthened significantly during the year -- by 10.7% versus the Yen and 14.3% versus the Deutschemark. The U.S. economy continued to perform more strongly than the European/ Japanese economies, and U.S. financial markets rallied sharply. These factors contributed to the strength of the U.S. dollar.

The optimal strategy during the year was to be fully invested with a long duration. Overweight positions should have been maintained in the United States, United Kingdom, and the high-yielding European markets. Underweight positions were appropriate in the core European markets and Japan. The optimal currency strategy was to overweight the U.S. dollar.

Exposure to the U.S. dollar was overweighted at the beginning of the year, but it was reduced prematurely. Nonetheless, this strategy helped performance significantly.

We maintained an underweight position in Japan and overweight positions in the United Kingdom and Australia. All of these decisions had a positive impact on performance.

We followed a fairly neutral duration strategy. Duration was longer than the benchmark in the United States, Japan, Denmark and the Netherlands. A shorter duration was maintained in other European markets. Overall, duration positioning made a small positive contribution to relative performance.

As of December 31, 1997, the Portfolio had overweighted positions in Canada, Australia and Europe. Exposure to Japan and the United States was underweighted. The Portfolio had a duration of 5.1 years, which is slightly lower than the benchmark. Currency exposure was fairly similar to the benchmark.

                     CREDIT SUISSE ASSET MANAGEMENT LIMITED

          ===========================================================
                          AVERAGE ANNUAL TOTAL RETURN


                        1 YEAR                    0.64%
                        SINCE INCEPTION*          6.92%

            * The Portfolio commenced operations on October 4, 1994.
           ==========================================================


                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                          [INVESTMENT MOUNTAIN CHART]

            Portfolio   JP Morgan Global   Merrill Lynch Global
                        Govt. Bond Index   Govt. Bond Index II**

            10000       10000              10000
            10120       10150              10163
            10070       10022              10022
 12/31/94   10097       10045              10066
            10268       10248              10214
            10450       10513              10526
            10671       11047              11162
            10812       11223              11346
            11105       11537              11346
 5/30/95    11105       11609              11751
            11205       11664              11732
            11185       11340              11353
            11342       11595              11598
            11473       11708              11669
            11615       11839              11806
 12/31/95   11760       11985              11925
            11771       11862              11787
            11675       11793              11718
            11644       11775              11702
            11697       11732              11668
            11686       11743              11664
 6/20/96    11771       11846              11761
            11877       12064              11970
            11898       12114              12014
            12009       12181              12077
            12211       12423              12309
            12424       12600              12483
 12/31/96   12344       12512              12389
            12185       12199              12066
            12128       12115              11987
            11992       12023              11894
            11924       11955              11809
            12208       12237              12131
 6/30/97    12298       12377              12289
            12230       12551              12222
            12185       12316              12204
            12487       12589              12465
            12681       12856              12720
            12487       12702              12542
 12/31/97   12423       12688              12512


Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

** The comparative index has changed to the Merrill Lynch Global Government Bond
   Index II. This index is very similar to the J.P. Morgan Global Government Bond Index, and it should provide a similar representation of returns on government bonds worldwide.

                            DISTRIBUTION BY COUNTRY
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]

                       Sweden                       4.7%
                       United States               31.2%
                       Germany                     17.4%
                       Japan                        5.4%
                       Denmark                      4.9%
                       United Kingdom              13.3%
                       Other Countries             23.1%

                                 OTC PORTFOLIO
                               DECEMBER 31, 1997

The primary objective of the OTC Portfolio (the "Portfolio") is to seek to obtain long-term growth of capital. For the year ended December 31, 1997, the OTC Portfolio provided a total return of 19.67%. This compares to a 29.01% return for the Russell Midcap Index and 22.36% return for the Russell 2000 Index.

Technology stocks usually represent a significant percentage of the Portfolio. The Portfolio invests primarily in stocks traded on the over-the-counter (OTC) securities market, and technology stocks represent a disproportionately large percentage of the OTC market.

In 1997, technology stocks trailed the market by a significant margin. Nonetheless, they had a positive impact on Portfolio performance.

Technology exposure was relatively low during the first quarter. The technology weighting was increased to 45% in the second and third quarters, and many companies produced exceptional returns. Examples include Oracle (41.7%), Adobe (25.9%), Synopsis (70.0%), Intel (32.8%) and Cadence Design (55.1%). Technology stocks fell sharply during the fourth quarter, but exposure had been scaled back considerably.

Many industries performed exceptionally well this year. Strong financial markets helped investment management companies, and their assets under management grew significantly. In this industry, Franklin Resources and Kansas City Southern produced the highest returns.

Offshore oil companies had strong performance because of higher commodity prices and shortages of deep water drilling equipment.

One of the strongest individual holdings was Gemstar, the primary provider of interactive navigation services for the cable television industry. It benefited from improvements by many cable providers. Cable Design Technology also had exceptional performance, as the market for high speed networks continued to expand rapidly.

Health maintenance organizations (HMOs), gaming companies and lower-tier financial companies had a negative impact on performance. Two of the weakest individual holdings were Ascend Communications and HCIA. Both of these companies lost more than 60 percent in 1997.

Ascend Communications supplies components that are critically important to high speed data networks. The company is well positioned, but product delays and other problems have constrained performance. HCIA provides data and services to the health care industry. During 1997, its revenue fell significantly short of expectations.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

            ========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                    19.67%
                        SINCE INCEPTION*          22.61%

            * The Portfolio commenced operations on October 4, 1994.
            ========================================================

                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                          [INVESTMENT MOUNTAIN CHART]

            Portfolio   S&P 500   Rusell 2000 Index   Russel Midcap Index
            10000       10000     10000               10000
            10280       10224     9961                10077
            10150       9852      9558                9632
 12/31/94   10363       9998      9558                9632
            10183       10257     9691                9957
            10423       10657     10094               10473
            11133       10971     10268               10773
            10493       11294     10497               10935
            11023       11744     10697               11294
 6/30/95    11774       12017     11231               11674
            12684       12415     11878               12241
            13204       12446     12124               12428
            12804       12924     11788               12425
            13334       13491     12283               13043
 12/31/95   13409       13751     12608               13119
            13542       14219     12594               13395
            14530       14351     12987               13710
            14541       14489     13251               13908
            16062       14702     13959               14302
            16684       15081     14510               14518
 6/30/96    15929       15138     13914               14300
            14219       14470     12698               13415
            14974       14776     13436               14054
            16036       15607     13961               14748
            16036       15607     13961               14748
            15312       16037     13746               14666
            16014       17248     14312               15772
 12/31/96   16180       16906     14687               15611
            16859       17962     14981               16195
            15969       18103     14617               16171
            14705       17361     13928               15483
            15138       18396     13967               15869
            17503       19521     15521               17027
 6/30/97    17573       20388     16186               17584
            18487       22010     16939               19051
            18828       20778     17326               18844
            19728       21916     18594               19919
            19256       21184     17778               19144
            19445       22164     17663               19600
 12/31/97   19363       22545     17972               20140


Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

                            DISTRIBUTION BY INDUSTRY
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]


                     Computer Industry                18.0%
                     Communication                    10.3%
                     Electronics                       8.6%
                     Media                             8.1%
                     Health Care and Services          7.3%
                     Retail                            6.2%
                     Short Term Investments            5.7%
                     Other Equity Securities          35.8%

                               RESEARCH PORTFOLIO
                               DECEMBER 31, 1997

The Research Portfolio (the "Portfolio") seeks long-term growth of capital and future income. For the one year period ended December 31, 1997, the Portfolio provided a total return of 20.12%. This compares to a return of 33.36% for the Standard & Poors 500 Index (the "S&P 500") and 29.01% for the Russell Midcap Index.

Equity markets were very strong during 1997. However, the highest returns were generated by a small number of very large companies. Indices like the S&P 500 were difficult to beat because they are dominated by these large companies.

Portfolio returns were very similar to the S&P 500 Index during the second and third quarter of the year. In the first and fourth quarters, performance was substantially weaker. The Portfolio lost a total of 4.35% during these periods, while the S&P 500 generated a positive return of 5.63%.

Over the past year, exposure to the technology sector was increased. This strategy had a negative impact on performance, as technology stocks fell sharply in the first and fourth quarters of 1997.

The most recent decline is attributed primarily to economic problems in Southeast Asia. Many technology companies have strong ties to these economies. Uncertain demand and weakened currencies are expected to have a negative impact on their earnings.

Recently, the Portfolio's technology exposure has become more conservative. The technology sector remains a significant component of the Portfolio. However, there is an emphasis on companies that are not heavily influenced by developments in Southeast Asia.

The Portfolio holds a small number of foreign stocks. These holdings also hurt performance during the fourth quarter.

On the positive side, the financial services sector produced exceptional returns during 1997. Economic conditions have been very favorable for these companies. Successful consolidations have also boosted stock prices. Exposure to the financial services sector was increased during the year.

Within the financial services sector, PNC Bank, Corestates Financial and Comerica, Inc. have produced some of the highest returns. All of these companies have developed solid competitive positions within their industry.

The Portfolio Manager will continue to seek fundamentally strong companies in a variety of industry groups. Stocks are selected by a team of research analysts, and the Portfolio's holdings always represent their best investment ideas.


                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

           =========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                   20.12%
                        SINCE INCEPTION*         23.03%

            * The Portfolio commenced operations on October 4, 1994.
           =========================================================

                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                           [INVESTMENT MOUTAIN CHART]

              Portfolio   S&P 500 Index   Russel Midcap Index
              10000       10000           10000
              10200       10224           10077
              9680        9852            9632
   12/31/94   9677        9998            9757
              9697        10257           9957
              10070       10657           10473
              10383       10971           10773
              10554       11294           10935
              10928       11744           11294
   6/30/95    11301       12017           11674
              11997       12415           12241
              12028       12446           12428
              12391       12971           12709
              12461       12924           12425
              12885       13491           13043
   12/31/95   13218       13751           13119
              13495       14219           13396
              14080       14351           13710
              14090       14489           13908
              14665       14702           14302
              15137       15081           14518
   6/30/96    14921       15138           14300
              14151       14470           13415
              14593       14776           14054
              15502       15607           14748
              15657       16037           14866
              16562       17248           15772
   12/31/96   16300       16906           15611
              16891       17962           16195
              16796       18103           16171
              15856       17361           15483
              16553       18395           15869
              17715       19521           17027
   6/30/97    18381       20388           17584
              19754       22010           19051
              18920       20778           18844
              19910       21916           19919
              18912       21184           19144
              19475       22164           19600
   12/31/97   19579       22545           20140

Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

                               TOP TEN INDUSTRIES
                         AS A PERCENTAGE OF INVESTMENTS

                 Computer Industry                        11.4%
                 Financial Services                        7.2%
                 Insurance                                 6.5%
                 Chemicals and Allied Products             5.0%
                 Retail                                    4.8%
                 Consumer Services                         4.7%
                 Food and Beverages                        4.3%
                 Federal Home Loan Banks                   4.1%
                 Health Care and Services                  4.0%
                 Telecommunications                        3.9%

                             TOTAL RETURN PORTFOLIO
                               DECEMBER 31, 1997


The Total Return Portfolio (the "Portfolio") seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital.

For the year ended December 31, 1997, the Portfolio provided a total return of 20.89%. Over the same period, the Standard & Poors 500 Index ("S&P 500") had a total return of 33.36%, and the Lehman Brothers Government/ Corporate Bond Index ("Lehman") had a total return of 9.76%. The benchmark for this portfolio (60% S&P 500, 40% Lehman) had an annual return of 23.66%.

Equity markets have performed exceptionally well over the past year. This performance is primarily attributable to a favorable macroeconomic environment. The economy has seen solid growth in Gross Domestic Product (GDP) and corporate profits. Inflation is in check and interest rates remained reasonably steady. We also continue to see strong demand for equity securities, as households allocate more of their investment dollars to stocks.

The Portfolio benefited from the increase in stock prices. In particular, the Portfolio has been heavily weighted in financial stocks and energy stocks, both of which did well over the past 12 months. Our stock selection process is focused on large, dividend paying companies with reasonable valuations and attractive growth prospects. We continue to find these traits in the financial and energy sectors. Our stock selection process also focuses on reducing volatility. As a result, we held less in over-the-counter stocks, in general, and technology stocks, in particular.

Our bond strategy remained fairly constant throughout the period. We typically held more corporate bonds than treasury securities (approximately 65% of the bond component was invested in corporate issues). The duration of the Portfolio was approximately 5.5 years throughout much of the period.

Significant exposure to the corporate sector allows the Portfolio to benefit from strengthening corporate profits. Our duration strategy anticipates flat or slightly lower interest rates.

Looking forward, we are less optimistic about corporate earnings. We believe that earnings growth may slow over the next 12 months. The Portfolio Manager has lowered the equity weighting to 55% and increased the cash position to 11%.

The Portfolio Manager's long-term outlook for stocks continues to be quite positive, and he plans to increase the equity weighting from its current level. We anticipate better equity values over the next several months, and we will probably invest our cash position when those opportunities arise.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


            ========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                       1 YEAR                    20.89%
                       SINCE INCEPTION*          17.49%


            * The Portfolio commenced operations on October 4, 1994.
            ========================================================


                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                          [INVESTMENT MOUNTAIN CHART]

12/31/33  Portfolio   S&P 500 Index   60% S&P 500 Index/       Lehman Government
                                      40% Lehman Government/   Bond Index
                                      Corporate Bond Index**
          10000       10000           10000                    10000
          10070       10224           10130                    9989
          9749        9852            9900                     9971
12/31/94  9850        9998            10014                    10037
          9981        10257           10246                    10230
          10193       10657           10581                    10467
          10344       10971           10797                    10537
          10566       11294           11050                    10684
          10940       11744           11499                    11132
6/30/95   11020       12017           11698                    11221
          11152       12415           11920                    11177
          11263       12446           11996                    11320
          11585       12971           12357                    11435
          11535       12924           12396                    11603
          11989       13491           12812                    11794
12/31/95  12266       13751           13038                    11968
          12493       14219           13348                    12043
          12482       14351           13325                    11787
          12637       14489           13369                    11688
          12689       14702           13465                    11608
          12761       15081           13684                    11588
6/30/96   12833       15138           13780                    11743
          12585       14170           13390                    11770
          12761       14776           13562                    11742
          13164       15607           14144                    11950
          13474       16037           14514                    12229
          14114       17248           15330                    12454
12/31/96  13947       16906           15070                    12316
          14307       17962           15709                    12330
          14466       18103           15804                    12356
          14148       17361           15300                    12209
          14541       18396           15993                    12388
          15082       19521           16714                    12503
6/30/97   15495       20388           17294                    12654
          16301       22010           18422                    13041
          15803       20778           17625                    12894
          16399       21916           18388                    13097
          16155       21184           18033                    13307
          16591       22164           18649                    13397
12/31/97  16860       22545           18934                    13517

Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

** The comparative index has changed from prior years. The new benchmark
   (60% S&P 500, 40% Lehman Government/Corporate) more accurately reflects the returns of the broad securities markets.


                           DISTRIBUTION BY ASSET TYPE
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]

                    Corporate Bonds and Notes          12.4%
                    U.S. Treasury Securities           15.9%
                    Short-Term Investments             14.8%
                    Mortgage-Backed Securities          3.4%
                    Common Stock                       50.7%
                    Other Investments                   2.8%

                              ADVANTAGE PORTFOLIO
                               DECEMBER 31, 1997

The Advantage Portfolio (the "Portfolio") seeks current income with a very low degree of share-price fluctuation. During 1997, the Portfolio had a total return of 5.71%. The Salomon Brothers 1-Year Treasury Index (the "benchmark") had a return of 6.11%.

The Portfolio entered 1997 with a very defensive structure. It had very little credit risk, and its effective maturity was shorter than normal.

Interest rates increased during the first quarter because of concerns about inflation. Because of its defensive posture, the Portfolio produced strong returns relative to its benchmark. Low levels of inflation persisted, and interest rates declined in April. This time, the Portfolio's defensive position had a negative impact on performance.

In May, the Portfolio Manager adopted a more aggressive stance. He increased the Portfolio's average effective maturity, reduced credit quality, and purchased high coupon callable debt. Portfolio returns were very similar to the benchmark during May and June.

Inflationary pressures appeared to resurface over the summer, and the Portfolio was invested more conservatively. This strategy hurt performance, as interest rates dropped significantly in July.

At the end of October, economic problems surfaced in Asia. Bond yields dropped, boosting overall performance. At the same time, however, yields on corporate securities increased relative to U.S. Treasury yields. This had a negative impact on performance relative to the benchmark. Approximately 75% of the Portfolio is invested in corporate debt securities. The benchmark only contains U.S. Treasury securities.

The Portfolio Manager thinks that interest rates will continue to decline in 1998. The crisis in Asia should slow down the U.S. economy. Inflation and commodity prices should also remain low. Given these conditions, a reduction in the federal funds rate is likely.

Difficulties in Asia have also caused investors to invest more heavily in the bond market. This trend is likely to continue, as economic conditions remain uncertain in that area of the world. Higher demand for fixed income securities should result in lower yields.

Currently, the Portfolio is invested in a more aggressive manner. The Portfolio Manager has conducted extensive research to identify attractive high-yield investments. The Portfolio has assumed greater credit risk, and the effective maturity has been extended. The Portfolio has also purchased high coupon callable debt.


                      EQUITABLE INVESTMENT SERVICES, INC.

            ========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                     5.71%
                        SINCE INCEPTION*           6.77%

            * The Portfolio commenced operations on October 4, 1994.
            ========================================================

                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                          [INVESTMENT MOUNTAIN CHART]

                          Portfolio           Salomon 1-Yr Treasury
                          10000               10000
                          10020               10041
                          10060               10035
              12/31/94    10097               10071
                          10107               10172
                          10178               10261
                          10209               10322
                          10320               10393
                          10462               10486
              6/30/95     10542               10547
                          10644               10598
                          10725               10650
                          10796               10697
                          10887               10757
                          10958               10822
              12/31/95    11022               10886
                          11130               10956
                          11195               10969
                          11217               11033
                          11249               11041
                          11303               11086
              6/30/96     11368               11148
                          11412               11190
                          11455               11245
                          11531               11320
                          11596               11406
                          11661               11464
              12/31/96    11696               11503
                          11763               11560
                          11820               11602
                          11842               11633
                          11876               11704
                          11954               11778
              6/30/97     12033               11848
                          12112               11933
                          12145               11975
                          12207               12040
                          12252               12108
                          12319               12149
              12/31/97    12364               12207


Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

                           DISTRIBUTION BY ASSET TYPE
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]

                       Commercial Paper                   25.8%
                       U.S. Treasury Securities            4.5%
                       Govt. Agency Securities Dept.       9.5%
                       Corporate Bonds                    51.2%
                       Other Investments                   9.0%

                            VALUE + GROWTH PORTFOLIO
                               DECEMBER 31, 1997

The objective of the Value + Growth Portfolio (the "Portfolio") is capital appreciation. The Portfolio's strategy is to buy securities that exhibit favorable relationships between growth rates and price to earnings ratios in sectors offering above average growth potential.

During 1997, the Portfolio produced a return of 15.69%. Over the same period, the Standard & Poors 500 Index and Russell Midcap Index had returns of 33.36% and 29.01%, respectively.

Throughout 1997, the Portfolio had a large position in the technology sector. During the first nine months of the year, this strategy had a positive impact on performance. The Portfolio posted a nine-month return of 34.38%. The Standard & Poors 500 Index had a return of 29.64% over the same period.

In the fourth quarter, stocks fell due to economic problems in Asia. Technology stocks were hit the hardest. The Portfolio posted a quarterly loss of 13.92%. In contrast, the Standard & Poors 500 Index had a positive return of 2.87%.

Despite recent performance, the Portfolio Manager remains optimistic about the technology sector. The Portfolio continues to hold significant positions in Compaq Computer Corporation, Dell Computer Corporation, and several other technology companies.

The Portfolio Manager is also optimistic about the financial services sector. He has identified several companies that are positioned to take advantage of the rapidly growing retirement savings market.

Disposable household income is projected to increase more than 30% between 1995 and 2000. As the U.S. population ages, a larger percentage of this income will probably be channeled into retirement savings vehicles. For these reasons, the Portfolio Manager is very optimistic about some of the leading companies serving the retirement savings market.

Currently, Merrill Lynch & Company Inc. is one of the Portfolio's largest holdings. It has strong brokerage and investment management operations, and more than $1 trillion in assets under management. The Portfolio also holds positions in Travelers Group, Inc. and Charles Schwab Corporation.

Going into 1998, the Portfolio's characteristics are encouraging. The Portfolio has approximately the same price/earnings ratio as the Standard & Poors 500 Index, but the Portfolio has substantially higher projected earnings growth. The Portfolio Manager seeks to identify stocks with these characteristics because he believes that they will generate exceptional returns over long periods of time.


                         ROBERTSON, STEPHENS & COMPANY
                          INVESTMENT MANAGEMENT, L.P.


             ======================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                    15.69%
                        SINCE INCEPTION*          17.99%

             * The Portfolio commenced operations on April 1, 1996.
             ======================================================


                         VALUE OF A $10,000 INVESTMENT
                        SINCE INCEPTION (APRIL 1, 1996)

                          [INVESTMENT MOUNTAIN CHART]

                     Portfolio       S&P 500 Index       Russell Midcap Index
         4/1/96      10000           10000               10000
                     10490           10147               10283
                     10670           10409               10439
         6/30/96     10230           10448               10282
                      9640            9987                9645
                     10030           10198               10105
         9/30/96     10880           10771               10604
                     10820           11068               10689
                     11850           11904               11340
         12/31/96    11547           11668               11224
                     12355           12397               11644
                     12173           12494               11627
         3/31/97     11375           11982               11133
                     12011           12697               11410
                     13325           13473               12242
         6/30/97     13315           14072               12643
                     15254           15191               13697
                     14830           14341               13549
         9/30/97     15511           15126               14322
                     13844           14621               13765
                     13753           15297               14092
         12/31/97    13359           15560               14481

Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

                            DISTRIBUTION BY INDUSTRY
                         AS A PERCENTAGE OF INVESTMENTS
                             [INVESTMENT PIE CHART]

             Financial Services                              17.9%
             Drugs & Health Care Services                     8.4%
             Consumer Speciality Retail                      14.5%
             Computer Components, Software and Services      20.6%
             Other Equity Securities                         30.9%
             Semiconductors and Equipment                     7.7%

                           GROWTH & INCOME PORTFOLIO
                               DECEMBER 31, 1997

The Growth & Income Portfolio (the "Portfolio") seeks high long-term total returns. The Portfolio invests primarily in small and mid-cap companies. However, the Portfolio Manager tries to reduce risk by investing in convertible bonds and other income-producing securities.

For the year, the Portfolio provided a total return of 25.15%. The Russell Midcap Index and Russell 2000 Index had total returns of 29.01% and 22.36%, respectively.

Equity markets exhibited considerable volatility during 1997. Fortunately, the value of the Portfolio fluctuated significantly less than the overall market.

Equity markets declined in the first and fourth quarters of the year. During these periods, the Russell 2000 Index lost a total of 8.35%, while the Portfolio only declined by 5.00%. Stock prices appreciated significantly in the second and third quarters of the year. During this six-month period, the Russell 2000 Index had a total return of 33.51%, and the Portfolio returned 31.72%. Overall, investors received superior risk-adjusted performance.

The Portfolio's overweighting in the oil services industry helped performance. Noble Drilling Corporation, Camco International Inc. and Patterson Energy Inc. all produced strong returns. At the end of 1997, oil service companies represented 13 percent of the Portfolio.

While the price of oil has fluctuated, integrated oil companies continue their search for oil reserves. As we enter 1998, the number of drilling rigs at work worldwide is at a ten year high. We believe this trend, coupled with industry consolidation, will support continued strong performance of energy service stocks.

The cable television industry has also produced strong returns. Last summer, stock prices appreciated substantially after Microsoft Corporation announced a $1 billion investment in Comcast Corporation. At year-end, the industry represented 7% of the Portfolio. Current positions include Tele-Communications Inc., Nextlevel Systems and U.S. West Media Group.

The Portfolio holds a large number of securities, and it is well diversified across industry groups. We are optimistic about the prospects of the financial services and energy sectors. The Portfolio is currently overweighted in both of these areas. We are less optimistic about the consumer sector, and it is underweighted in the Portfolio.

We are cautiously optimistic about 1998 and have positioned the Portfolio more conservatively than in 1997. Still, we believe that the Portfolio will continue to provide investors with strong risk-adjusted returns in the coming year.


                         ROBERTSON, STEPHENS & COMPANY
                          INVESTMENT MANAGEMENT, L.P.

             ======================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                    25.15%
                        SINCE INCEPTION*          29.84%

             * The Portfolio commenced operations on April 1, 1996.
             ======================================================


                         VALUE OF A $10,000 INVESTMENT
                        SINCE INCEPTION (APRIL 1, 1996)

                           [INVESTMENT MOUTAIN CHART]

12/13/11   Portfolio   S&P 500 Index   Russel Midcap Index**   Russel 2000 Index
4/1/96     10000       10000           10000                   10000
           10720       10147           10283                   10535
           11480       10409           10439                   10950
6/30/96    11110       10448           10282                   10500
           11250       9987            9645                    9583
           11030       10198           10105                   10140
9/30/96    11740       10771           10604                   10536
           11850       11068           10689                   10373
           12500       11904           11340                   10801
12/31/96   12621       11668           11224                   11084
           13042       12397           11644                   11305
           12761       12494           11627                   11031
3/31/97    12310       11982           11133                   10511
           12180       12697           11410                   10540
           13313       13473           12242                   11713
6/30/97    13784       14072           12643                   12215
           14746       15191           13697                   12783
           15287       14341           13549                   13076
9/30/97    16221       15126           14322                   14033
           15969       14621           13765                   13416
           15536       15297           14092                   13330
12/31/97   15796       15560           14481                   13563


Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

** The comparative indices have changed from prior year. The Russell Midcap
   Index and Russell 2000 Index more accurately reflect the investment style of the portfolio.

                            DISTRIBUTION BY INDUSTRY
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]


                         Telecommunications              4.9%
                         Computer Industry               5.2%
                         Banking and Finance            10.5%
                         Oil and Gas                     5.7%
                         Retail                          5.7%
                         Utility                         8.4%
                         Other Investments              10.2%
                         Other Equity Securities        49.4%

                       DESCRIPTION OF COMPARATIVE INDICES

J.P. Morgan Global Government Bond Index -- an index comprised of government bonds from major countries, including the United States.

Lehman Brothers Government/Corporate Bond Index -- an index consisting of U.S. government securities and investment grade corporate debt securities. As of January 31, 1998, the average maturity of the index was 10.2 years.

Lehman Brothers Mortgage-Backed Securities Index -- an index consisting of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Merrill Lynch Global Government Bond Index II -- an index comprised of government bonds from major countries, including the United States.

Russell Midcap Index -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S. As of May 31, 1997, the median market capitalization of the Russell Midcap Index was $2.3 billion.

Russell 2000 Index -- an index consisting of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index contains the 3,000 largest companies in the U.S. As of May 31, 1997, the median market capitalization of the Russell 2000 Index was $400 million.

Salomon Brothers 1-Year Treasury Index -- an index consisting of 1-year U.S. Treasury securities.

Standard & Poors 500 Index -- an index consisting of 500 U.S. stocks. As of January 31, 1998, the mean market value of these companies was $15.3 billion.

                      [This page intentionally left blank]

                           EQUI-SELECT SERIES TRUST
                            MONEY MARKET PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                            PRINCIPAL      VALUE
                                             AMOUNT       (NOTE 1)
                                           ----------   -----------
COMMERCIAL PAPER - 98.8%
  AEROSPACE & DEFENSE - 4.4%
    AlliedSignal Corporation,
      5.420%+ due 01/12/1998.............  $1,552,000   $ 1,549,235
                                                        -----------
  AUTOMOTIVE - 5.4%
    Daimler-Benz Aktieng:
      5.390%+ due 01/12/1998.............     800,000       798,582
      5.240%+ due 01/20/1998.............     575,000       573,322
      5.590%+ due 01/20/1998.............     200,000       199,377
      5.620%+ due 03/24/1998.............     344,000       339,573
                                                        -----------
                                                          1,910,854
  BEVERAGES - 9.5%
    Anheuser Busch Company:
      5.220%+ due 01/09/1998.............     403,000       402,491
      5.420%+ due 02/02/1998.............   1,288,000     1,281,566
    Coca-Cola Company:
      5.463%+ due 01/27/1998.............     700,000       697,118
      5.430%+ due 02/20/1998.............   1,000,000       992,305
                                                        -----------
                                                          3,373,480
  CHEMICALS - 6.1%
    Cargill Inc.:
      5.190%+ due 01/13/1998.............     500,000       499,072
      5.440%+ due 03/09/1998.............   1,028,000     1,017,458
    Du Pont (E.I.) de Nemours & Company,
      5.100%+ due 01/12/1998.............     661,000       659,891
                                                        -----------
                                                          2,176,421
  COMPUTERS & COMPUTER PRODUCTS - 7.3%
    Hewlett Packard Company,
      5.090%+ due 01/22/1998.............   1,019,000     1,015,463
    International Business Machines
    Credit Corporation,
      5.220%+ due 01/08/1998.............   1,568,000     1,566,262
                                                        -----------
                                                          2,581,725
  FINANCIAL SERVICES - 17.0%
    Associates Corporation of North
      America, 5.540%+ due 01/16/1998....   1,000,000       997,500
    Bellsouth Capital Funding,
      5.530%+ due 02/12/1998.............     780,000       774,831
    Ford Motor Credit Corporation,
      5.100%+ due 01/07/1998.............   1,000,000       999,068
    General Electric Capital Corporation:
      5.390%+ due 01/21/1998.............   1,000,000       996,844
      5.460%+ due 02/23/1998.............     321,000       318,372
      5.470%+ due 02/25/1998.............     275,000       272,659
    Hyundai Motor Financial Corporation,
      5.310%+ due 01/09/1998.............     301,000       300,630
    Pitney Bowes Credit Corporation,
      5.120%+ due 01/14/1998.............     500,000       499,011
    TMI - 1, 4.640%+ due 01/05/1998......     905,000       904,392
                                                        -----------
                                                          6,063,307
  FOODS - 14.5%
    Archer-Daniels-Midland Company:
      5.410%+ due 02/06/1998.............     651,000       647,367
      5.630%+ due 03/06/1998.............   1,100,000     1,088,853
    Heinz Company,
      5.440%+ due 02/23/1998.............   1,375,000     1,363,663
    Hershey Foods Corporation,
      5.480%+ due 01/30/1998.............   1,576,000     1,568,611
    Procter & Gamble Corporation, 5.450%+
      due 03/02/1998.....................     500,000       495,395
                                                        -----------
                                                          5,163,889
COMMERCIAL PAPER (CONTINUED)
  FOREIGN BANKS - 8.1%
    Swiss Bank Corporation,
      5.650%+ due 05/22/1998.............  $1,500,000   $ 1,501,177
    Societe Generale de Paris,
      5.720%+ due 08/04/1998.............   1,000,000       999,426
    Toronto Dominion,
      5.330%+ due 01/26/1998.............     400,000       398,453
                                                        -----------
                                                          2,899,056
  FOREIGN GOVERNMENT - 2.6%
    Sweden (Kingdom of),
      5.460%+ due 03/16/1998.............     950,000       939,240
                                                        -----------
  MULTIMEDIA - 3.3%
    Disney (Walt) Company,
      5.390%+ due 02/27/1998.............   1,200,000     1,189,588
                                                        -----------
  SECURITIES BROKERAGE - 7.1%
    Goldman, Sachs & Company,
      5.440%+ due 01/15/1998.............   1,000,000       997,744
    Merrill Lynch, Pierce, Fenner & Smith
      Inc.: 5.110%+ due 01/06/1998.......   1,136,000     1,135,107
      5.510%+ due 03/25/1998.............     400,000       394,891
                                                        -----------
                                                          2,527,742
  TELECOMMUNICATIONS - 7.7%
    AT&T Corporation:
      4.880%+ due 01/02/1998.............     808,000       807,876
      4.950%+ due 01/05/1998.............     537,000       536,673
      5.100%+ due 01/15/1998.............     125,000       124,736
      5.390%+ due 03/09/1998.............     266,000       263,297
    Bell South Telephone Company,
      5.620%+ due 02/24/1998.............   1,000,000       991,420
                                                        -----------
                                                          2,724,002
  UTILITY - 5.8%
    Ameritech Corporation,
      5.170%+ due 02/06/1998.............   1,079,000     1,072,958
    Florida Power Company,
      5.630%+ due 02/19/1998.............   1,016,000     1,008,021
                                                        -----------
                                                          2,080,979
    TOTAL COMMERCIAL PAPER - (Cost
    $35,179,518)                                         35,179,518
                                                        -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 1.2%
  FEDERAL FARM CREDIT BANK - 1.0%
    FFCB, 5.390%+ due 06/16/1998.........     350,000       341,430
                                                        -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.2%
    FHLMC, 5.750%+ due 07/13/1998........      80,000        77,719
                                                        -----------
    TOTAL U.S. GOVERNMENT AGENCY DISCOUNT
    NOTES - (Cost $419,149)                                 419,149
                                                        -----------
    TOTAL INVESTMENTS -
    (COST $35,598,667*) - 100.0%                        $35,598,667
    OTHER ASSETS AND LIABILITIES - (0.0)%                    (4,300)
                                                        -----------
    NET ASSETS - 100.0%                                 $35,594,367
                                                        ===========

* Aggregate cost for Federal tax purposes.

+ Annualized yield at date of purchase.




See accompanying notes.

                     EQUI-SELECT SERIES TRUST
               MORTGAGE-BACKED SECURITIES PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                            PRINCIPAL       VALUE
                                              AMOUNT       (NOTE 1)
                                            ---------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 67.8%
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 26.9%
    FHLMC:
      Pool #E20197,
        7.000% due 10/01/2010........................  $764,506    $   776,684
      Pool #E65976,
        6.500% due 04/01/2011........................   436,261        437,352
      Pool #E65441,
        7.500% due 04/01/2011........................   420,235        431,527
      Gold, Pool #G10555,
        6.000% due 06/01/2011........................   749,932        738,211
      Pool #D53633,
        7.000% due 06/01/2024........................    64,956         65,585
      Pool #D54394,
        7.000% due 07/01/2024........................   186,652        188,458
      Pool #C00374,
        9.000% due 09/01/2024........................   444,641        473,124
      Pool #D58465,
        9.000% due 01/01/2025........................   514,064        546,995
      Pool #C80428,
        8.000% due 09/01/2026........................   449,453        465,323
      Pool #D55706,
        7.000% due 08/01/2044........................   592,589        598,325
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 22.5%
    GNMA:
      Pool #351992,
        6.000% due 12/15/2008........................   211,769        209,122
      Pool #368358,
        6.000% due 01/15/2009........................   205,239        202,673
      Pool #192568,
        8.000% due 05/15/2017........................   494,212        512,745
      Pool #223830,
        8.000% due 06/15/2017........................   165,487        171,693
      Pool #229269,
        8.000% due 07/15/2017........................    91,904         95,350
      Pool #388581,
        7.500% due 01/15/2024........................   338,229        346,790
      Pool #412787,
        7.000% due 03/15/2026........................   454,144        458,118
      Pool #429361,
        7.000% due 03/15/2026........................   476,886        481,058
      Pool #398795,
        8.500% due 07/15/2026........................   323,744        340,232
      Pool #399003,
        9.000% due 12/15/2026........................   356,000        380,921
      Pool #452930,
        7.500% due 07/15/2027........................   741,362        760,126
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 18.4%
    FNMA:
      Pool #341094,
        6.500% due 04/01/2011........................   330,051        332,114
      Pool #344243,
        6.500% due 04/01/2011........................   412,449        415,027
      Pool #267373,
        6.500% due 01/01/2024........................   384,591        379,904
      Pool #271306,
        6.500% due 02/01/2024........................   301,671        297,993
      Pool #190854,
        6.500% due 06/01/2024........................   202,880        200,407
      Pool #299481,
        8.000% due 04/01/2025........................   424,374        439,358
      Pool #332150,
        8.500% due 12/01/2025........................   424,969        443,957
      Pool #397498,
        7.500% due 08/01/2027........................   697,786        714,358
      TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS - (Cost $11,612,207)                              11,903,530
                                                                   -----------
U.S. TREASURY OBLIGATION - 9.4%
  U.S. TREASURY NOTES:
      6.500%+ due 08/15/2005.........................   600,000        626,262
      5.625%+ due 02/15/2006.........................   500,000        494,675
      6.500%+ due 10/15/2006.........................   500,000        523,771
                                                                   -----------
    TOTAL U.S. TREASURY OBLIGATIONS -
    (Cost $1,600,049)                                                1,644,708
                                                                   -----------
COLLATERALIZED MORTGAGE
OBLIGATION - 4.0% - (COST $702,297)
  ASSET-BACKED SECURITY
    Countrywide Funding Corporation,
      #1995-4, 7.500% due 09/25/2025.................  $700,000    $   701,199
                                                                   -----------
CORPORATE BONDS AND NOTES - 2.9% -
(COST $499,830)
  SECURITIES BROKERAGE
    Lehman Brothers Holdings, 6.625% due
      12/27/2002.....................................   500,000        503,125
                                                                   -----------
SHORT TERM INVESTMENTS - 15.3%
  FINANCIAL SERVICES - 9.9%
    Capital One Bank,
      6.620%+ due 04/13/1998.........................   500,000        500,720
    Ford Motor Credit Corporation,
      4.637%+ due 01/02/1998.........................   747,000        746,870
    Union Planters National Bank,
      6.290%+ due 08/20/1998.........................   500,000        500,700
                                                                   -----------
                                                                     1,748,290
  FEDERAL AGENCY OBLIGATIONS - 2.7%
    Federal Farm Credit Bank,
      5.722%+ due 09/30/1998.........................   500,000        479,520
                                                                   -----------
  INVESTMENT COMPANY - 2.7%
    Merrill Lynch Institutional Fund,
      5.440% due 01/01/2050..........................   466,077        466,077
                                                                   -----------
    TOTAL SHORT TERM INVESTMENTS - (Cost
    $2,695,348)                                                      2,693,887
                                                                   -----------
    TOTAL INVESTMENTS - (COST $17,108,731*) - 99.3%
                                                                   $17,446,449
    OTHER ASSETS AND LIABILITIES - 0.7%                                121,028
                                                                   -----------
    NET ASSETS - 100.0%                                            $17,567,477
                                                                   ===========

*Aggregate cost for Federal tax purposes.

+Annualized yield at date of purchase.




See accompanying notes.

                     EQUI-SELECT SERIES TRUST
               INTERNATIONAL FIXED INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                        DECEMBER 31, 1997
                                          PRINCIPAL       VALUE
                                           AMOUNT        (NOTE 1)
                                        ------------   -----------
GOVERNMENT BONDS - 91.2%
  AUSTRALIA - 4.1% (AUD)
    New South Wales Treasury
      Corporation, 6.500% due
      05/01/2006......................  $    750,000   $   495,497
                                                       -----------
  CANADA - 2.2% (CAD)
    Government of Canada, 7.000% due
      12/01/2006......................       350,000       268,602
                                                       -----------
  DENMARK - 4.5% (DKK)
    Kingdom of Denmark, 7.000% due
      12/15/2004......................     3,400,000       540,872
                                                       -----------
  FRANCE - 4.2% (FRF)
    Government of France, 7.000% due
      10/12/2000......................     2,000,000       353,887
    Obligation Assimilable du Tresor,
      5.500% due 04/25/2004...........       900,000       153,718
                                                       -----------
                                                           507,605
  GERMANY - 15.8% (DEM)
    Bundesrepublik, 6.000% due
      01/04/2007......................       750,000       436,284
    German Federal Republic: 5.750%
      due 05/28/1999..................       750,000       426,612
      5.125% due 11/21/2000...........       875,000       495,525
      5.250% due 02/21/2001...........       150,000        85,122
      6.750% due 07/15/2004...........       500,000       303,029
      6.000% due 01/05/2006...........       300,000       174,547
                                                       -----------
                                                         1,921,119
  ITALY - 4.2% (ITL)
    Republic of Italy: 10.500% due
      04/01/2000......................   300,000,000       189,090
      6.250% due 03/01/2002...........   250,000,000       147,541
      10.000% due 08/01/2003..........   250,000,000       172,202
                                                       -----------
                                                           508,833
  JAPAN - 4.9% (JPY)
    Government of Japan, 2.300% due
      09/20/2007......................    75,000,000       594,485
                                                       -----------
  NETHERLANDS - 4.3% (NLG)
    Dutch Government, 6.000% due
      01/15/2006......................     1,000,000       517,828
                                                       -----------
  SPAIN - 2.2% (ESP)
    Government of Spain, 7.900% due
      02/28/2002......................    37,000,000       268,848
                                                       -----------
  SWEDEN - 4.3% (SEK)
    Kingdom of Sweden:
      6.000% due 02/09/2005...........     1,000,000       127,000
      6.500% due 10/25/2006...........     3,000,000       391,650
                                                       -----------
                                                           518,650
GOVERNMENT BONDS (CONTINUED)
  UNITED KINGDOM - 12.1% (GBP)
    U.K. Treasury:
      7.000% due 06/07/2002...........  $    350,000   $   587,217
      7.500% due 12/07/2006...........       500,000       882,763
                                                       -----------
                                                         1,469,980
  UNITED STATES - 28.4% (USD)
    U.S. Treasury Notes:
      5.500% due 12/31/2000...........       350,000       348,089
      7.250% due 08/15/2004...........     1,000,000     1,081,510
      7.000% due 07/15/2006...........     1,200,000     1,295,820
      6.500% due 10/15/2006...........       700,000       733,278
                                                       -----------
                                                         3,458,697
    TOTAL GOVERNMENT BONDS -  (Cost
    $11,192,763)                                        11,071,016
                                                       -----------
    TOTAL INVESTMENTS -
    (COST $11,192,763*) - 91.2%                        $11,071,016
    OTHER ASSETS AND LIABILITIES - 8.8%                  1,062,012
                                                       -----------
    NET ASSETS - 100.0%                                $12,133,028
                                                       ===========

*Aggregate cost for Federal tax purposes is $11,196,511.

GLOSSARY OF TERMS

AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Deutsche Mark
DKK - Danish Krona
ESP - Spanish Peseta
FRF - French Franc
GBP - Great Britain Pound Sterling
ITL - Italian Lira
JPY - Japanese Yen
NLG - Netherlands Guilder
SEK - Swedish Krona
USD - United States Dollar



See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK - 93.8%
  AIRLINES - 0.0%#
    Midway Airlines Corporation+........         500   $      7,563
                                                       ------------
  BANKING AND FINANCE - 2.1%
    Compass Bancshares Inc. ............      27,100      1,185,626
    First Hawaiian Inc. ................      28,000      1,113,000
                                                       ------------
                                                          2,298,626
  BROADCASTING - 1.1%
    American Radio Systems
      Corporation.......................      10,600        565,113
    Jacor Communications Inc.+..........      12,400        658,750
                                                       ------------
                                                          1,223,863
  CHEMICALS AND ALLIED PRODUCTS - 0.7%
    Cambrex Corporation.................       9,500        437,000
    Cytec Industries Inc.+..............       8,100        380,194
                                                       ------------
                                                            817,194
  COMMERCIAL SERVICES - 0.8%
    Paymentech Inc.+....................      62,000        914,500
                                                       ------------
  COMMUNICATION - 10.3%
    Aerial Communications+..............     161,800      1,152,825
    Ascend Communications Inc.+.........     211,310      5,177,095
    Aspect Telecommunications+..........     103,600      2,162,650
    Cisco Systems+......................      25,200      1,404,900
    Cox Communication, New Class+.......      17,800        713,112
    DST System+.........................      16,400        700,075
                                                       ------------
                                                         11,310,657

  COMPUTER INDUSTRY - 18.0%
    Adobe Systems Inc. .................      15,100        622,875
    Affiliated Computer Services,
      Class A...........................       6,400        168,400
    Aspen Technology Inc.+..............       8,900        304,825
    Best Software Inc.+.................         500          4,625
    BMC Software Inc.+..................      19,500      1,279,688
    Clarify Inc.+.......................      35,000        406,875
    Comverse Technology Inc.+...........      23,300        908,700
    Concentra Managed Care+.............       6,965        235,069
    Edify Corporation+..................     235,900      4,423,125
    Electronic Arts Inc. ...............       4,500        170,156
    Fiserv Inc.+........................      20,700      1,016,887
    HCIA Inc.+..........................      55,800        662,625
    Intel Corporation...................      10,200        716,550
    Microsoft Corporation+..............       8,700      1,124,475
    Oracle Systems+.....................     150,400      3,355,800
    Rational Software+..................       8,500         96,688
    Scopus Technology Inc.+.............      19,600        235,200
    Security Dynamics Technology Inc.+..      15,400        550,550
    Siebel Systems Inc.+................           1             28
    SPR Inc.+...........................         200          3,400
    Synopsys Inc.+......................      34,092      1,218,789
    Technology Solutions................      16,500        435,187
    Transition Systems+.................      51,000      1,128,375
    Vantive Corporation+................      28,200        712,050
                                                       ------------
                                                         19,780,942

  CONSUMER DURABLES - 0.9%
    IRI International Corporation+......       1,100         15,400
    Compuware Corporation+..............      29,300        937,600
                                                       ------------
                                                            953,000
  ELECTRONICS - 12.5%
    Actel Corporation+..................      23,500        296,687
    Analog Devices Inc.+................      38,800      1,074,275
    Cable Design Technologies+..........     110,300      4,287,912
    Teradyne Inc.+......................     118,200      3,782,400
    Tyco International Ltd. ............      96,168      4,333,570
                                                       ------------
                                                         13,774,844
  ENERGY - 0.1%
    Camco International Inc. ...........       2,300        146,481
                                                       ------------

COMMON STOCK (CONTINUED)
  FINANCIAL SERVICES - 2.4%
    Franklin Resources Inc. ............
                                              26,600   $  2,312,537
    Green Tree Financial Corporation....
                                              12,100        316,869
                                                       ------------
                                                          2,629,406
  FOOD AND BEVERAGES - 2.7%
    Friendly Ice Cream Corporation+.....
                                               3,000         34,875
    McCormick & Company Inc. ...........
                                              41,800      1,170,400
    Robert Mondavi Corporation, Class
      A+................................
                                              13,800        672,750
    Tootsie Roll Industries.............
                                              17,500      1,093,750
                                                       ------------
                                                          2,971,775
  HEALTH CARE AND SERVICES - 7.3%
    Acuson+.............................      13,300        220,282
    Advanced Health Corporation.........       1,800         28,575
    Amerisource Health Corporation+.....      22,900      1,345,375
    Health Management Associates Inc. ..       9,600        242,400
    Healthsouth Corporation+............      21,200        588,300
    Mariner Health Group Inc.+..........     172,000      2,795,000
    Renal Treatment Centers Inc.+.......      23,000        830,875
    St. Jude Medical Inc.+..............      26,600        811,300
    United Healthcare Corporation.......      23,489      1,167,110
                                                       ------------
                                                          8,029,217
  HOTELS AND RESTAURANTS - 1.6%
    Applebee's International Inc. ......      26,900        485,882
    Four Seasons Hotels Inc. ...........       9,800        309,925
    Landry's Seafood Restaurants+.......      39,400        945,600
                                                       ------------
                                                          1,741,407
  INFORMATION PROCESSING - 1.6%
    HBO & Company.......................      36,860      1,769,280
    PRT Group Inc.+.....................       1,200         13,650
                                                       ------------
                                                          1,782,930
  INSURANCE - 1.0%
    Compdent Corporation+...............      27,600        559,762
    Conseco Inc. .......................      11,100        504,356
    Esg Re Ltd.+........................         700         16,450
                                                       ------------
                                                          1,080,568
  MANUFACTURING - 0.2%
    Danka Business System, ADR..........      13,300        211,969
                                                       ------------
  MEDIA - 8.1%
    E.W. Scripps Company................       9,200        445,625
    Gemstar International Group Ltd.+...     347,223      8,463,561
                                                       ------------
                                                          8,909,186
  MEDICAL SUPPLIES - 3.8%
    Apache Medical Systems Inc..........      27,600         35,362
    Hologic Inc.+.......................      23,700        490,294
    Idexx Laboratories Inc.+............      12,800        204,000
    Mentor Corporation..................      25,800        941,700
    Microprose Inc.+....................     273,100        597,406
    Physician Sales & Services Inc.+....      39,200        842,800
    Uromed Corporation+.................     318,800      1,125,762
                                                       ------------
                                                          4,237,324
  OFFICE SUPPLIES - 1.7%
    Viking Office Products+.............      86,800      1,893,325
                                                       ------------
  OIL AND GAS - EQUIPMENT & SERVICES - 4.1%
    Apache Corporation..................      10,500        368,156
    Cooper Cameron Corporation+.........      18,800      1,146,800
    Diamond Offshore Drilling...........      18,600        895,125
    Global Industries Ltd.+.............      75,600      1,285,200
    National-Oilwell Inc. ..............      10,000        341,875
    Noble Drilling Corporation+.........       8,500        260,312
    Snyder Oil Corporation..............         750         13,687
      Corporation+......................     368,500        100,567
    Transocean Offshore Inc. ...........       2,700        130,106
                                                       ------------
                                                          4,541,828


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK (CONTINUED)
OTHER - 0.0%#
    Conning Corporation+................         300   $      5,025
    Ivex Packaging Corporation+.........         700         16,800
                                                       ------------
                                                             21,825
  RAILROADS - 1.1%
    Kansas City Southern Industries.....      24,400        774,700
    Wisconsin Central Transportation
      Corporation+......................      16,400        383,350
                                                       ------------
                                                          1,158,050
    Drill-Quip..........................         500         17,562
                                                       ------------
  RETAIL - 6.2%
    AC Moore Arts & Crafts Inc.+........         200          2,275
    Fred Meyer Inc.+....................      45,000      1,636,875
    Gymboree Corporation+...............      86,150      2,358,357
    Novel Denim Holdings Ltd.+..........         300          6,000
    Office Depot Inc.+..................      37,000        885,688
    Rite Aid Corporation................      33,300      1,954,294
                                                       ------------
                                                          6,843,489
  TECHNOLOGY - 4.7%
    Cadence Design Systems Inc.+........      31,840        780,080
    Concord EFS Inc.+...................      35,300        878,087
    First Data Corporation..............      18,400        538,200
    Shared Medical Systems
      Corporation.......................      45,800      3,022,800
                                                       ------------
                                                          5,219,167
  TELECOMMUNICATIONS - 0.8%
    Microcell Telecommunications+.......       1,400          9,450
    Nextlink Communications, Class A+...         500         10,657
    U. S. Cellular Corporation+.........      27,900        864,900
                                                       ------------
                                                            885,007
                                                        103,401,705
    TOTAL COMMON STOCK (Cost $95,254,310)              ------------

SHORT TERM INVESTMENT - 5.7% - (COST $6,299,169)
  FEDERAL HOME LOAN BANK
    FHLB,
      4.878% ++ due 01/02/1998..........  $6,300,000   $  6,299,169
                                                       ------------
    TOTAL INVESTMENTS -
    (COST $101,553,479*) - 99.5%                       $109,700,874
    OTHER ASSETS AND LIABILITIES - 0.5%                     579,291
                                                       ------------
    NET ASSETS - 100.0%                                $110,280,165
                                                       ============

*  Aggregate cost for Federal tax purposes is $103,278,221.

+  Non-income producing security.

++ Annualized yield at date of purchase.

#  Amount represents less than 0.1%.


GLOSSARY OF TERMS
ADR - American Depository Receipt


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                        DECEMBER 31, 1997
                                                         VALUE
                                           SHARES       (NOTE 1)
                                         ----------   ------------
COMMON STOCK - 97.6%
  AEROSPACE AND DEFENSE - 3.5%
    Lockheed Martin Corporation........      21,300   $  2,098,050
    Newport News Shipbuilding..........      72,000      1,831,500
    United Technologies Corporation....      61,600      4,485,250
                                                      ------------
                                                         8,414,800
  APPLICATIONS SOFTWARE - 0.0%#
    Siebel Systems Inc.+...............           1             14
                                                      ------------
  AUTO REPAIR AND AUTO PARTS - 0.4%
    Kwik-Fit Holdings Plc..............     185,600      1,071,442
                                                      ------------
  BANKING AND FINANCE - 3.1%
    BankBoston Corporation.............      16,040      1,506,757
    Chase Manhattan Corporation........      23,576      2,581,572
    PNC Bank Corporation...............      29,100      1,660,519
    Wells Fargo & Company..............       4,700      1,595,356
                                                      ------------
                                                         7,344,204
    Praxair............................      27,900      1,255,500
                                                      ------------
  BROADCASTING - 2.6%
    Clear Channel Communications.......      20,900      1,660,244
    HBO & Company......................      63,300      3,038,400
    Jacor Communications Inc.+.........      28,800      1,530,000
                                                      ------------
                                                         6,228,644
  BROKERAGE - 1.8%
    Chubb Corporation..................      24,900      1,883,062
    Merrill Lynch & Company Inc. ......      20,300      1,480,631
    Morgan Stanley, Dean Witter
      Discover.........................      17,300      1,022,863
                                                      ------------
                                                         4,386,556
  BUSINESS SERVICES - 2.1%
    Cendant Corporation................     149,866      5,151,644
                                                      ------------
  CHEMICALS & ALLIED PRODUCTS - 5.1%
    Air Products & Chemicals Inc. .....      21,100      1,735,475
    Bristol Myers Squibb Company.......      72,000      6,813,000
    Cytec Industries Inc.+.............      50,600      2,375,037
    Du Pont (E. I.) De Nemours &
      Company..........................      20,200      1,213,262
                                                      ------------
                                                        12,136,774
  COMMERCIAL SERVICES - 0.4%
    Accustaff Inc.+....................      44,600      1,025,800
                                                      ------------
  COMPUTER INDUSTRY - 11.6%
    Adobe Systems Inc. ................      41,200      1,699,500
    BMC Software, Inc.+................      36,600      2,401,875
    Cisco Systems+.....................      45,300      2,525,475
    Compaq Computer Corporation........      68,350      3,857,503
    Electronic Arts Inc.+..............      54,400      2,057,000
    Intel Corporation..................      53,500      3,758,375
    Microsoft Corporation+.............      46,000      5,945,500
    Oracle Systems+....................     134,700      3,005,494
    Sun Microsystems Inc.+.............      28,500      1,136,438
    Sybase Inc.+.......................      32,100        427,331
    Synopsys Inc. .....................      28,900      1,033,175
                                                      ------------
                                                        27,847,666
  CONSUMER SERVICES - 4.8%
    Compuware Corporation+.............      69,400      2,220,800
    Gillette Company...................      48,400      4,861,175
    Procter & Gamble Company...........      55,400      4,421,613
                                                      ------------
                                                        11,503,588
  COSMETICS AND TOILETRIES - 0.5%
    Revlon Companies Inc.+.............      33,200      1,172,375
                                                      ------------
  ELECTRONICS - 5.4%
    Analog Devices Inc. ...............      29,600        819,549
    Cooper Industries Inc. ............      38,300      1,876,700

COMMON STOCK (CONTINUED)
  ELECTRONICS  - (CONTINUED)
    Sony Corporation...................      26,000   $  2,310,226
    Teradyne Inc.+.....................      30,800        985,600
    Tyco International Ltd. ...........     156,834      7,067,332
                                                      ------------
                                                        13,059,407
  ENVIRONMENTAL CONTROL - 1.0%
    Browning Ferris Industries Inc. ...      63,400      2,345,800
                                                      ------------
  FINANCIAL SERVICES - 7.4%
    Advanta Corporation, Class B.......       9,000        228,375
    Allstate Corporation...............      22,400      2,035,600
    American Express Company...........      12,300      1,097,775
    Associates First Capital
      Corporation......................      14,200      1,009,975
    Comerica Inc. .....................      28,500      2,572,125
    Corestate Financial Corporation....      25,200      2,017,575
    Federal National Mortgage
      Association......................      40,200      2,293,912
    Fleet Financial Group Inc. ........      32,700      2,450,456
    Franklin Resources Inc. ...........      11,650      1,012,822
    ReliaStar Financial Corporation....      43,754      1,802,118
    Union Planters Corporation.........      18,362      1,247,468
                                                      ------------
                                                        17,768,201
  FOOD AND BEVERAGES - 4.3%
    Coca Cola Company..................      68,000      4,530,500
    Earthgrains Company................      17,000        799,000
    McCormick & Company Inc. ..........      51,800      1,450,400
    Safeway Inc.+......................      57,100      3,611,575
                                                      ------------
                                                        10,391,475
  HEALTH CARE AND SERVICES - 4.1%
    Cardinal Health Corporation........      25,300      1,900,662
    HEALTHSOUTH Corporation+...........      69,534      1,929,569
    Tenet Healthcare Corporation.......      47,600      1,576,750
    United Healthcare Corporation......      87,400      4,342,688
                                                      ------------
                                                         9,749,669
  HOTELS AND RESTAURANTS - 1.3%
    Hilton Hotels Corporation..........      30,500        907,375
    Host Marriott Corporation..........      63,500      1,246,188
    Jarvis Hotels Plc**................     301,800        750,926
    Promus Hotel Corporation+..........       4,116        172,872
                                                      ------------
                                                         3,077,361
  HOUSEHOLD PRODUCTS - 3.1%
    Clorox Company.....................      21,900      1,731,469
    Colgate Palmolive Company..........      71,600      5,262,600
    Dial Corporation...................      22,300        464,119
                                                      ------------
                                                         7,458,188
  INSURANCE - 6.7%
    Cigna Corporation..................      10,900      1,886,381
    Conseco Inc. ......................      92,600      4,207,512
    FPIC Insurance Group Inc.+.........       6,800        198,050
    Hartford Financial Services
      Group............................      29,100      2,722,669
    Lincoln National Corporation
      Ltd..............................      21,500      1,679,688
    PennCorp Financial Group Inc. .....      30,600      1,092,038
    Travelers Group Inc. ..............      42,500      2,289,688
    Skandia Forsakrings AB.............      40,800      1,924,407
                                                      ------------
                                                        16,000,433
  MACHINERY - 0.5%
    American Standard Company+.........      32,600      1,248,987
                                                      ------------
  MEDICAL PRODUCTS AND SUPPLIES - 3.2%
    Boston Scientific Corporation+.....      44,500      2,041,437
    Novartis AG........................       3,056      4,955,167
    Sankyo Company Ltd.................      18,000        406,741
    UroMed Corporation+................      52,400        185,038
                                                      ------------
                                                         7,588,383
  OFFICE EQUIPMENT - 0.8%
    Canon Inc. ........................      82,000      1,909,460
                                                      ------------


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                        DECEMBER 31, 1997
                                                         VALUE
                                           SHARES       (NOTE 1)
                                         ----------   ------------
COMMON STOCK (CONTINUED)
OIL AND GAS - 2.9%
    British Petroleum Corporation,
      ADR..............................      40,867   $  3,256,589
    Chevron Corporation................      17,600      1,355,200
    USX Marathon Group Inc., New.......      68,500      2,311,875
                                                      ------------
                                                         6,923,664
  OTHER - 1.5%
    Alcatel Alsthom CGE, Sponsored
      ADR..............................      92,800      2,349,000
    Cia Cervejaria Brahma, ADR.........      95,200      1,350,650
                                                      ------------
                                                         3,699,650
  PAPER AND PAPER PRODUCTS - 2.1%
    Kimberly Clark Corporation.........      72,500      3,575,156
    Stone Container Corporation........     132,300      1,380,881
                                                      ------------
                                                         4,956,037
  RAILROADS - 1.6%
    Burlington Northern Santa Fe.......      24,600      2,286,262
    Wisconsin Central Transportation
    Corporation+.......................      72,800      1,701,700
                                                      ------------
                                                         3,987,962
  REAL ESTATE - 0.0%#
    Wharf Holdings Inc. ...............      12,000         26,326
                                                      ------------
  RETAIL - 4.9%
    CVS Corporation....................      10,300        659,844
    Fred Meyer Inc.+...................      45,200      1,644,150
    Gymboree Corporation+..............      39,300      1,075,837
    Home Depot Inc. ...................      61,600      3,607,450
    Office Depot Inc.+.................      66,800      1,599,025
    Reebok International Ltd. .........      11,900        342,869
    Rite Aid Corporation...............      48,700      2,858,081
                                                      ------------
                                                        11,787,256
  TECHNOLOGY - 3.1%
    Cadence Design System Inc.+........      82,100      2,011,450
    Computer Association International
      Inc. ............................      63,825      3,374,747
    First Data Corporation.............      68,200      1,994,850
                                                      ------------
                                                         7,381,047
  TELECOMMUNICATIONS - 4.0%
    Aspect Telecommunication+..........     103,400      2,158,475
    Brooks Fiber Properties Inc.+......      13,300        731,500
    Intermedia Communications+.........      15,100        917,325
    MCI Communications Corporation.....      35,000      1,498,438
    Sprint Corporation.................      47,300      2,772,963
    Worldcom Inc+......................      51,500      1,557,875
                                                      ------------
                                                         9,636,576
COMMON STOCK (CONTINUED)
  TOBACCO - 2.0%
    Philip Morris Companies Inc. ......     107,000   $  4,848,438
                                                      ------------
  UTILITIES - 1.3%
    Baker Hughes Inc. .................      43,300      1,888,962
    California Energy Inc. ............      39,200      1,127,000
                                                      ------------
                                                         3,015,962
    TOTAL COMMON STOCK - (Cost                         234,399,289
    $211,232,631)                                     ------------

                                          PRINCIPAL
                                             AMOUNT
                                         ----------
FEDERAL AGENCY OBLIGATIONS - 4.2%
- (COST $9,996,914)
  FEDERAL HOME LOAN BANKS
    FHLB:
      4.878%++ due 01/02/1998..........  $6,500,000      6,499,142

      4.304%++ due 01/05/1998..........   3,500,000      3,497,772
                                                      ------------
                                                         9,996,914
    TOTAL INVESTMENTS - (COST $221,451,885*) -
    101.8%                                            $244,396,203
    OTHER ASSETS AND LIABILITIES - (1.8)%               (4,281,674)
                                                      ------------
    NET ASSETS - 100.0%                               $240,114,529
                                                      ============

*  Aggregate cost for Federal tax purposes is $221,819,171.

+  Non-income producing security.

++ Annualized yield at date of purchase.

#  Amount represents less than 0.1%.

GLOSSARY OF TERMS
ADR - American Depository Receipt




See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                            TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997
                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK - 51.4%
  AEROSPACE AND DEFENSE - 1.9%
    General Dynamics Corporation........      13,200   $  1,140,975
    Lockheed Martin Corporation.........       7,300        719,050
    Raytheon Company, Class A...........       2,359        116,349
    Raytheon Company, Class B...........      20,100      1,015,050
    United Technologies Corporation.....       4,300        313,094
                                                       ------------
                                                          3,304,518
  ALUMINUM - 0.4%
    Aluminum Company of America.........       9,300        654,487
                                                       ------------
  AUTOMOBILES - 0.7%
    Ford Motor Company..................      21,900      1,066,256
    General Motors Corporation..........       2,500        151,563
    Volvo AB- ADR.......................       3,900        105,300
                                                       ------------
                                                          1,323,119
  AUTO PARTS - 0.4%
    Lear Corporation+...................      13,900        660,250
                                                       ------------
  BANKING AND FINANCE - 3.0%
    BankBoston Corporation..............       2,000        187,875
    Bank of New York Inc. ..............      22,900      1,323,906
    BB&T Corporation Class A............       6,600        422,812
    Chase Manhattan Corporation.........       4,828        528,666
    Fleet Financial Group Inc. .........       5,700        427,144
    Nationsbank Corporation.............      15,500        942,594
    PNC Bank Corporation................      25,100      1,432,269
                                                       ------------
                                                          5,265,266
  BUILDING CONSTRUCTION - 0.1%
    Sherwin-Williams Company............       7,000        194,250
                                                       ------------
  CHEMICALS - 2.8%
    Air Products & Chemicals Inc. ......      10,600        871,850
    Akzo Nobel..........................       8,250      1,422,400
    Dow Chemical Company................       2,800        284,200
    Hoechst AG..........................       9,200        322,179
    Nalco Chemical Company..............       4,900        193,856
    Philip Morris Companies Inc. .......      40,450      1,832,891
                                                       ------------
                                                          4,927,376
  COMPUTERS & BUSINESS EQUIPMENT - 1.1%
    Digital Equipment Corporation, Class
    A+..................................      13,800        510,600
    International Business Machines
    Corporation.........................      14,100      1,474,331
                                                       ------------
                                                          1,984,931
  CONGLOMERATES - 0.1%
    Eastern Enterprises Inc. ...........       4,000        180,000
    Tenneco Inc. .......................         900         35,550
                                                       ------------
                                                            215,550
  CONSUMER GOODS & SERVICES - 0.2%
    Service Corporation International...       7,641        282,239
                                                       ------------
  DRUGS & HEALTH CARE SERVICES - 2.1%
    American Home Products
      Corporation.......................      15,900      1,216,350
    Astra AB, ADR.......................           1             17
    Novartis AG.........................         578        937,201
    Smithkline Beecham Plc, ADR.........      30,900      1,589,419
                                                       ------------
                                                          3,742,987
  ELECTRICAL EQUIPMENT - 1.3%
    General Electric Company............      23,400      1,716,975
    Hubbell Inc., Class B...............      10,000        493,125
                                                       ------------
                                                          2,210,100
  ELECTRONICS - 0.3%
    Tyco International Ltd. ............      12,000        540,750
                                                       ------------
  ENVIRONMENTAL CONTROL - 0.7%
    Browning Ferris Industries Inc. ....      32,100      1,187,700
                                                       ------------
  FINANCIAL SERVICES - 5.6%
    Allstate Corporation................       3,500   $    318,063
    American Express Company............      18,100      1,615,425
    Beneficial Corporation..............       1,900        157,938
    Corestate Financial Corporation.....       7,900        632,494
    Edwards A.G. Incorporated...........      16,100        639,975
    Federal Home Loan Mortgage
    Corporation.........................      12,400        520,025
    Federal National Mortgage
      Association.......................      20,800      1,186,900
    Merrill Lynch & Company Inc. .......       4,200        306,337
    Morgan Stanley Dean Witter
      Discover..........................      10,400        614,900
    National City Corporation...........      27,500      1,808,125
    Northern Trust Corporation..........      17,100      1,192,725
    Norwest Financial Corporation.......      24,400        942,450
                                                       ------------
                                                          9,935,357
  FOOD AND BEVERAGES - 0.7%
    Diageo Plc..........................      44,800        411,665
    General Mills Incorporated..........       3,400        243,525
    McCormick & Company Inc. ...........       6,300        176,400
    PepsiCo Incorporated................      10,400        378,950
    Tricon Global Restaurant+...........       1,330         38,653
                                                       ------------
                                                          1,249,193
  FOREST PRODUCTS - 0.8%
    Champion International..............       8,500        385,157
    Weyerhaeuser Company................      20,800      1,020,500
                                                       ------------
                                                          1,405,657
  GAS EXPLORATION - 2.5%
    Coastal Corporation.................      20,400      1,263,525
    New Century Energies Inc. ..........      11,000        527,312
    Occidental Petroleum Corporation....      18,500        542,282
    Pacific Enterprises Inc. ...........       1,700         63,962
    Repsol S.A., ADR....................       7,700        327,731
    USX-Marathon Group Inc. ............      28,200        951,750
    Williams Companies Inc. ............      24,080        683,270
                                                       ------------
                                                          4,359,832
  GROCERY - 0.3%
    Safeway Inc.+.......................       7,000        442,750
                                                       ------------
  HEALTH MAINTENANCE ORGANIZATIONS - 0.2%
    United Healthcare Corporation.......       7,500        372,656
                                                       ------------
  HOUSEHOLD PRODUCTS - 0.3%
    Colgate Palmolive Company...........       2,600        191,100
    Rubbermaid Inc. ....................      15,100        377,500
                                                       ------------
                                                            568,600
  INSURANCE - 4.4%
    Chubb Corporation...................      17,000      1,285,625
    Cigna Corporation...................       9,100      1,574,870
    Lincoln National Corporation........      15,000      1,171,875
    Provident Companies Inc. ...........      17,000        656,625
    St. Paul Companies Inc. ............      11,500        943,719
    Torchmark Corporation...............      28,800      1,211,400
    Travelers Group Inc. ...............      15,449        832,342
                                                       ------------
                                                          7,676,456
  MACHINE DIVERSIFIED - 0.5%
    Deere & Company.....................      12,600        734,737
    Stanley Works Company...............       1,800         84,937
                                                       ------------
                                                            819,674
  MANUFACTURING - 1.5%
    Allied Signal Inc. .................      37,400      1,456,261
    Cooper Industries Inc. .............      19,500        955,500
    Dexter Corporation..................       5,000        215,937
                                                       ------------
                                                          2,627,698
  MEDICAL SUPPLIES - 0.2%
    Baxter International Inc. ..........       5,400        272,362
                                                       ------------


See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                            TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK (CONTINUED)
METALS - 0.0%#
    Phelps Dodge Corporation............       1,000   $     62,250
                                                       ------------
  OIL AND GAS - 5.4%
    Amoco Corporation...................       6,700        570,337
    Atlantic Richfield Company..........      10,500        841,312
    British Petroleum Plc, ADR..........      28,478      2,269,341
    Chevron Corporation.................       5,500        423,500
    Exxon Corporation...................      17,500      1,070,781
    Keyspan Energy Corporation..........       8,300        305,544
    Mobil Corporation...................      11,300        815,719
    Royal Dutch Petroleum Company.......      22,100      1,197,544
    Texaco Inc. ........................      25,400      1,381,125
    Union Pacific Resources Group
      Inc. .............................       6,800        164,900
    Unocal Corporation..................      10,000        388,125
                                                       ------------
                                                          9,428,228
  PHARMACEUTICALS - 1.3%
    Bristol Myers Squibb Company........      24,500      2,318,312
                                                       ------------
  PHOTOGRAPHY - 0.4%
    Eastman Kodak Company...............      10,500        638,531
                                                       ------------
  POLLUTION CONTROL - 0.4%
    Waste Management Inc. ..............      27,600        759,000
                                                       ------------
  RAILROADS AND EQUIPMENT - 1.2%
    Burlington Northern Santa Fe........       6,000        557,625
    Canadian National Railway Company...      12,000        567,000
    Illinois Central Corporation........      20,200        688,062
    Norfolk Southern Corporation........      12,400        382,075
                                                       ------------
                                                          2,194,762
  REAL ESTATE - 1.0%
    Arden Reality Group Inc. ...........      14,000        430,500
    Boston Properties Inc., Class A.....       7,800        257,887
    Hospitalities Properties Trust......       8,000        263,000
    Meditrust Corporation...............       6,969        256,111
    Tower Realty Trust Inc. ............       4,000         98,500
    TriNet Corporate Realty Trust
      Inc. .............................      10,600        410,087
                                                       ------------
                                                          1,716,085
  RETAIL - 1.9%
    CVS Corporation.....................         800         51,250
    Fred Meyer Inc.+....................      10,000        363,750
    J.C. Penney Company Inc. ...........      14,300        862,469
    May Department Stores Company.......       3,300        173,869
    Rite Aid Corporation................      25,200      1,478,925
    Sears, Roebuck & Company............       6,300        285,075
    York International Corporation......       4,000        158,250
                                                       ------------
                                                          3,373,588
  TELECOMMUNICATIONS - 3.1%
    AT&T Corporation....................      19,900      1,218,875
    Alcatel Alsthom, ADR................      17,703        448,107
    GTE Corporation.....................      29,700      1,551,825
    SBC Communications Inc. ............       7,433        544,467
    Sprint Corporation..................      17,700      1,037,662
    Telephone & Data Systems Inc. ......       6,900        321,281
    Viacom Inc., Class B+...............       7,200        298,350
                                                       ------------
                                                          5,420,567
  TIRES & RUBBER - 0.6%
    BF Goodrich Company.................      24,700      1,023,506
                                                       ------------
  UTILITY - 4.0%
    Baker Hughes Inc. ..................      12,000        523,500
    Bellsouth Corporation...............      14,700        827,794
    Carolina Power & Light Company......      15,000        636,562
    CMS Energy Corporation..............      11,000        484,687
    Cinergy Corp........................      10,000        383,750
    DPL Incorporated....................       3,000         86,250
    Duke Energy Corporation.............      13,288        735,823
    FPL Group Inc. .....................      13,200        781,275
    GPU Inc. ...........................       7,800   $    328,575
    PacifiCorp..........................      22,900        625,456
    Pinnacle West Capital Corporation...      21,300        902,587
    Sierra Pacific Resources............      10,000        375,000
    UGI Corporation.....................      12,600        369,337
    Texas Utilities Company.............       4,900        203,656
                                                       ------------
                                                          7,264,252

    TOTAL COMMON STOCK - (Cost $76,183,958)              90,422,839
                                                       ------------
PREFERRED STOCK - 2.2%
  AEROSPACE - 0.1%
    Loral Space and Communications
      Ltd.+**...........................       3,200        197,600
                                                       ------------
  CHEMICALS - 0.7%
    Henkel KGAA.........................      20,900      1,318,594
                                                       ------------
  FINANCIAL SERVICES - 1.0%
    Finova Finance Trust................       1,900        133,000
    McKesson Financing Trust**..........       6,500        486,687
    NB Capital Corporation**............         200        218,200
    Newell Financial**..................      10,200        532,950
    WBK Strypes Trust...................       8,700        291,450
                                                       ------------
                                                          1,662,287
  HOTELS AND RESTAURANTS - 0.2%
    Host Marriott Financial Trust**.....       6,100        366,000
                                                       ------------
  INDUSTRIAL MACHINERY - 0.1%
    Case Corporation Series A...........       1,100        155,650
                                                       ------------
  STEEL - 0.1%
    Timet Capital Trust I**.............       1,900         94,525
                                                       ------------
    TOTAL PREFERRED STOCK - (Cost                         3,794,656
    $3,348,648)                                        ------------


                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CORPORATE BONDS AND NOTES - 12.6%
  AEROSPACE - 0.1%
    Jet Equipment Trust: 9.410% due
      06/15/2010**......................  $   50,000         59,810
      8.640% due 11/01/2012**...........      48,101         54,165
      10.690% due 11/01/2013**..........      10,000         13,300
    Northrop Grumman Corporation, 9.375%
      due 10/15/2024....................     100,000        119,625
                                                       ------------
                                                            246,900
  AIRLINES - 0.2%
    Continental Airlines Inc.: 9.500%
      due 12/15/2001....................     150,000        158,250
      9.500% due 10/15/2013.............      98,039        114,426
      10.220% due 07/02/2014............      24,303         29,489
    Delta Air Lines Inc., 8.500% due
      03/15/2002........................     100,000        107,625
    United Air Lines Corporation, 7.270%
      due 01/30/2013....................      39,716         40,461
                                                       ------------
                                                            450,251
  AUTOMOBILES - 0.1%
    Ford Motor Company, 7.700% due
      05/15/2097........................      90,000        100,012
                                                       ------------
  BANKING AND FINANCE - 0.8%
    Banco Commercial S.A., 8.250% due
      02/05/2007........................     220,000        212,850
    Colonial Capital II, 8.920% due
      01/15/2027........................     100,000        109,875


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                           PRINCIPAL      VALUE
                                            AMOUNT       (NOTE 1)
                                          ----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  BANKING AND FINANCE  - (CONTINUED)
    First PV Funding Corporation:
      10.300% due 01/15/2014............  $  208,000   $    223,340
      10.150% due 01/15/2016............     29,000         30,776
    MBNA Capital I, 8.278% due
      12/01/2026........................     600,000        618,750
    MBNA Corporation, 6.963% due
      09/12/2002**......................     100,000        101,350
    Midland Funding Corporation II,
      11.750% due 07/23/2005............      31,000         36,425
    Rigs National Corporation, 8.500%
      due 02/01/2006....................     100,000        105,875
                                                       ------------
                                                          1,439,241
  BROADCASTING - 0.3%
    Continental Cablevision Inc., 8.300%
      due 05/15/2006....................     110,000        121,000
    Control Cablevision Inc., 11.000%
      due 06/01/2007....................     250,000        278,750
    Tele-Communications Inc., 8.250% due
      01/15/2003........................     140,000        148,400
                                                       ------------
                                                            548,150

  BUILDING AND CONSTRUCTION - 0.0%#
    Owens Corning Fiberglass
      Corporation, 8.875% due
      06/01/2002........................      10,000         10,925
                                                       ------------
  CHEMICALS - 0.2%
    Philip Morris Inc., 7.750% due
      01/15/2027........................     300,000        325,125
    PT Polysindo Eka Perkasa, 13.000%
      due 06/15/2001....................      55,000         49,500
                                                       ------------
                                                            374,625
  COMMERCIAL SERVICES - 0.2%
    Loewen Group Interest Company,
      6.700% due 10/01/1999.............     375,000        373,076
                                                       ------------
  DRUGS & HEALTH CARE SERVICES - 0.1%
    Tenet Healthcare Company: 8.000% due
      01/15/2005........................     100,000        101,875
      10.125% due 03/01/2005............      35,000         38,237
      8.625% due 01/15/2007.............      15,000         15,544
                                                       ------------
                                                            155,656
  ENTERTAINMENT - 0.8%
    Circus Circus Entertainment: 7.000%
      due 11/15/2036....................     350,000        346,500
      6.700% due 11/15/2096.............     100,000        100,875
    Time Warner Company: 6.100% due
      12/30/2001**......................     250,000        246,563
      9.125% due 01/15/2013.............     325,000        384,719
      9.150% due 02/01/2023.............     230,000        282,900
                                                       ------------
                                                          1,361,557
  FINANCIAL SERVICES - 2.3%
    APP International Finance Company,
      10.250% due 10/01/2000............     300,000        285,000
    Bear Stearns Company Inc., 6.750%
      due 12/15/2007....................     270,000        273,375
    Beaver Valley II Funding
      Corporation: 8.250% due
      06/01/2003........................     151,000        155,719
      8.625% due 06/01/2007.............      60,000         65,775
      9.000% due 06/01/2017.............     250,000        280,625
    Capital One Financial Corporation,
      7.250% due 12/01/2003.............     100,000        101,000
    Conseco Finance Trust, 8.796% due
      04/01/2027........................     100,000        111,625
    ContiFinancial Corporation, 7.500%
      due 03/15/2002....................     530,000        518,075
    Dynex Capital Corporation, 7.875%
      due 07/15/2002....................     100,000         98,625

    First Bank Capital Trust, 8.234% due
      02/01/2027........................  $  300,000   $    322,125
    Indah Kiat Finance Mautitius Ltd.,
      8.880% due 11/01/2000.............     300,000        267,000
    Lehman Brothers Holdings Inc.:
      6.400% due 12/27/1999.............     100,000        100,500
      7.125% due 09/15/2003.............     100,000        103,125
      7.500% due 08/01/2026.............     100,000        105,500
    Providian Capital I, 9.525% due
      02/01/2027**......................     100,000        109,375
    Safeco Capital Trust Company, 8.072%
      due 07/15/2037....................     615,000        648,056
    Salton Sea Funding Corporation,
      7.370% due 05/30/2005.............      20,000         20,725
    SoCo Capital Trust, 8.190% due
      02/01/2037........................      45,000         49,837
    State Street Institutional Capital,
      Class A, 7.940% due
      12/30/2026**......................     100,000        106,206
    Washington Mutual Capital I, 8.375%
      due 06/01/2027....................     250,000        275,000
                                                       ------------
                                                          3,997,268
  FOREST PRODUCTS - 0.7%
    Boise Cascade Corporation, 7.430%
      due 10/10/2005....................     100,000        104,500
    Georgia Pacific Corporation: 9.875%
      due 11/01/2021....................      10,000         11,400
      9.500% due 05/15/2022.............   1,000,000      1,143,750
                                                       ------------
                                                          1,259,650
  GAS EXPLORATION - 0.1%
    Enserch Exploration Inc., 7.540% due
      01/02/2009**......................     100,000        100,290
    Transocean Offshore Inc., 8.000% due
      04/15/2027........................     100,000        113,875
                                                       ------------
                                                            214,165
  HOTELS AND RESTAURANTS - 0.1%
    Hilton Hotels Corporation, 7.950%
      due 04/15/2007....................      85,000         90,419
                                                       ------------
  INDUSTRIAL - 1.4%
    Burlington Industries Inc., 7.250%
      due 08/01/2027....................     120,000        122,850
    Edelnor Corporation, 7.750% due
      03/15/2006........................      50,000         48,500
    Fox/Liberty Network Company, 8.875%
      due 08/15/2007**..................     100,000        100,000
    Hearst-Argyle TV Inc., 7.500% due
      11/15/2027........................     224,000        228,200
    Louis Dreyfus Natural Gas Company,
      6.875% due 12/01/2007**...........     230,000        231,366
    News America Holdings: 8.000% due
      10/17/2016........................     300,000        322,500
      7.750% due 12/01/2045.............     500,000        523,125
    Seacor Smit Inc.: 7.200% due
      09/15/2009........................     375,000        382,500
      7.840% due 05/30/2010.............     100,000        107,375
    Solutia Inc., 7.375 due
      10/15/2027........................     100,000        103,250
    UPM-Kymmene Corporation, 7.450% due
      11/12/2027**......................     270,000        272,109
                                                       ------------
                                                          2,441,775
  INSURANCE - 0.2%
    Equitable Life Assured Society,
      7.700% due 12/01/2015**...........      80,000         86,300
    Nationwide Mutual Life Insurance
      Company, 7.500% due
      02/15/2024**......................     100,000        102,375


See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                            TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                          PRINCIPAL       VALUE
                                            AMOUNT       (NOTE 1)
                                          ----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  INSURANCE  - (CONTINUED)
    Travelers Capital II, 7.750% due
      12/01/2036........................  $  150,000   $    158,625
                                                       ------------
                                                            347,300
  OIL AND GAS - 1.0%
    Chesapeake Energy Corporation,
      7.875% due 03/15/2004.............     197,000        194,784
    Gulf of Canada Resources Ltd.,
      9.250% due 01/15/2004.............     100,000        105,500
    Louisiana Land & Exploration
      Company, 7.650% due 12/01/2023....     100,000        107,500
    Oryx Energy Company: 10.000% due
      04/01/2001........................     100,000        109,875
      8.375% due 07/15/2004.............     100,000        108,375
    Tennessee Gas Pipeline Company,
      7.625% due 04/01/2037.............   1,000,000      1,102,500
    Texas Gas Transmission Inc., 7.250%
      due 07/15/2027....................     100,000        104,000
                                                       ------------
                                                          1,832,534
  OTHER - 0.1%
    Lasmo (USA) Inc., 7.300% due
      11/15/2027........................     180,000        184,950
                                                       ------------
  PRECIOUS METALS AND MINING - 0.2%
    Freeport McMoran Copper & Gold Inc.,
      7.500% due 11/15/2006.............      70,000         70,262
    Ultramar Diamond Company, 7.200% due
      10/15/2017........................     205,000        210,894
                                                       ------------
                                                            281,156
  REAL ESTATE - 0.3%
    Socgen Real Estate Company, 7.640%
      due 12/29/2049**..................     400,000        418,500
    Mirage Resorts Inc., 6.750% due
      08/01/2007........................     100,000        100,125
                                                       ------------
                                                            518,625
  TELECOMMUNICATIONS - 1.0%
    Jasmine Submarine Telecommunications
    Ltd.,
      8.483% due 05/30/2011**...........     100,000         79,000
    TCI Communications Inc.: 7.385% due
      08/27/2001........................     525,000        534,187
      9.650% due 03/31/2027.............     100,000        112,625
    U.S. Cellular Corporation, 7.250%
      due 08/15/2007....................     200,000        206,500
    Worldcom Inc.: 8.875% due
      01/15/2006........................     200,000        215,250
      7.750% due 04/01/2007.............     313,000        336,475
      7.750% due 04/01/2027.............     246,000        267,832
                                                       ------------
                                                          1,751,869
  TRANSPORTATION - 0.2%
    Federal Express Corporation, 7.650%
      due 01/15/2014....................     300,000        321,750
                                                       ------------
  UTILITIES - 2.2%
    California Energy Incorporated:
      10.250% due 01/15/2004............      75,000         81,375
      7.630% due 10/15/2007.............     130,000        130,975
    Cleveland Electric Illuminating
      Company: 7.880% due 11/01/2017....     250,000        264,062
      9.000% due 07/01/2023.............     100,000        110,000
    Commonwealth Edison Company: 6.400%
      due 10/15/2005....................     200,000        195,250
      7.625% due 01/15/2007.............     100,000        105,125
      8.500% due 01/15/2027.............     300,000        321,228
    El Paso Electric Company, 8.900% due
      02/01/2006........................      50,000         55,437
    Empresa Nacional de Electricidad,
      7.325% due 02/01/2037.............  $  100,000   $    100,500
    Hidroelectrica Alicura, 8.375% due
      03/15/1999**......................     100,000         99,000
    Long Island Lighting Company: 8.900%
      due 07/15/2019....................      50,000         53,187
      9.000% due 11/01/2022.............     560,000        623,700
    Niagara Mohawk Power Corporation:
      6.875% due 03/01/2001.............     250,000        250,000
      8.770% due 01/01/2018.............     567,000        618,030
      8.500% due 07/01/2023.............      90,000         94,162
    North Atlantic Energy Corporation,
      9.050% due 06/01/2002.............      65,000         65,650
    Texas-New Mexico Power Company,
      12.500% due 01/15/1999............     100,000        107,250
    Texas Utility Electric Company,
      7.170 due 08/01/2007..............     240,000        249,300
    Utilicorp United Incorporated,
      8.450% due 11/15/1999.............      10,000         10,375
    Waterford 3 Funding Corporation,
      8.090% due 01/02/2017.............     300,000        312,750
                                                       ------------
                                                          3,847,356

    TOTAL CORPORATE BONDS AND                            22,149,210
    NOTES - (Cost $21,418,534)                         ------------

FOREIGN GOVERNMENT BONDS - 0.1%
(COST $99,825)
    Republic of Panama, 7.880% due
      02/13/2000........................     100,000         97,250
                                                       ------------
U.S. GOVERNMENT AND AGENCY SECURITIES - 20.2%
  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
    Beneficial Mortgage Corporation,
      6.088% due 09/28/2037.............   1,089,651      1,087,603
    BCF L.L.C., 7.750% due
      09/25/2026**......................      98,029         98,166
                                                       ------------
    TOTAL COLLATERALIZED MORTGAGE                         1,185,769
    OBLIGATIONS - (Cost $1,183,483)                    ------------

  MORTGAGE-BACKED OBLIGATIONS - 3.4%
    Federal National Mortgage
      Association: 7.500% due
      07/01/2011........................     777,707        798,363
      7.000% due 05/01/2012.............     706,161        716,972
      7.000% due 06/01/2012.............     377,397        383,175
      7.000% due 07/01/2012.............   1,275,086      1,293,961
      7.000% due 11/01/2012.............   1,311,542      1,331,622
    Government National Mortgage Associatio
      8.000% due 06/20/2025.............     300,000        314,830
      7.500% due 05/15/2027.............     987,858      1,012,861
      7.500% due 09/15/2027.............     197,205        202,197
                                                       ------------
                                                          6,053,981
  U.S. TREASURIES - 16.1%
    United States Treasury Bond: 9.250%
      due 08/15/1998....................      55,000         56,212
      9.125% due 01/15/1999.............   5,900,000      6,166,621
      6.250% due 08/31/2002.............     960,000        980,083
      9.875% due 11/15/2015.............     120,000        170,870
      6.625% due 02/15/2027.............     454,000        492,795
      6.375% due 08/15/2027.............   3,403,000      3,593,092
      6.125% due 11/15/2027.............   1,260,000      1,295,872


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                           PRINCIPAL      VALUE
                                            AMOUNT       (NOTE 1)
                                          ----------   ------------
U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  U.S. TREASURIES - (CONTINUED)
    United States Treasury Notes: 5.500%
      due 12/31/2000....................  $1,000,000   $    994,540
      6.625% due 03/31/2002.............   4,200,000      4,337,844
      5.750% due 10/31/2002.............   2,600,000      2,603,016
      5.625% due 12/31/2002.............   2,000,000      1,992,683
      7.250% due 05/15/2004.............     460,000        496,570
      6.500% due 10/15/2006.............     362,000        379,209
      6.625% due 05/15/2007.............   4,000,000      4,235,600
      6.125% due 08/15/2007.............     547,000        562,349
                                                       ------------
                                                         28,357,356
    TOTAL U.S. GOVERNMENT AND AGENCY                     35,597,106
    SECURITIES - (Cost $34,105,059)                    ------------
SHORT TERM INVESTMENTS - 15.0%
  FEDERAL HOME LOAN BANK - 7.9%
    FHLB: 4.750%++ due 01/02/1998.......   1,700,000      1,699,779
      5.730%++ due 01/05/1998...........   2,700,000      2,698,281
      5.400%++ due 01/06/1998...........   9,600,000      9,592,800
                                                       ------------
                                                         13,990,860
  FEDERAL NATIONAL MORTGAGE CORPORATION - 3.4%
      3.234++ due 01/08/1998............   5,900,000      5,895,366
                                                       ------------
  TENNESSEE VALLEY AUTHORITY - 3.7%
      4.478++ due 01/16/1998............   6,600,000      6,584,875
                                                       ------------
    TOTAL SHORT TERM INVESTMENTS - (Cost                 26,471,101
    $26,471,098)                                       ------------

    TOTAL INVESTMENTS -
    (COST $162,810,605) - 101.5%                       $178,532,162
    OTHER ASSETS AND LIABILITIES - (1.5)%                (2,635,623)
                                                       ------------
    NET ASSETS - 100.0%                                $175,896,539
                                                       ============

*  Aggregate cost for Federal tax purposes is $162,818,945.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+  Non-income producing security.
++ Annualized yield at date of purchase.
#  Amount represents less than 0.1%.


GLOSSARY OF TERMS
ADR - American Depository Receipt




See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                             ADVANTAGE PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                            PRINCIPAL     VALUE
                                             AMOUNT      (NOTE 1)
                                           ----------   -----------
CORPORATE DEBT SECURITIES - 50.7%
  BANKS - 5.6%
    Capital One Bank, 6.620% due
      04/13/1998.........................  $  500,000   $   500,720
    Union Planters National Bank, 6.290%
      due 08/20/1998.....................     500,000       500,700
                                                        -----------
                                                          1,001,420
  BROKERAGE - 5.1%
    Paine Webber Group Inc., 6.344% due
      07/24/2003.........................     350,000       356,776
    Salomon Brothers Inc., 8.800% due
      02/17/1998.........................     550,000       551,894
                                                        -----------
                                                            908,670
  COMMUNICATION - 7.0%
    New Corporation Ltd, 11.000% due
      06/15/2002.........................     500,000       522,500
    Viacom International Inc., 8.750% due
      05/15/2001.........................     195,000       197,925
    Worldcom Inc., 9.375% due
      01/15/2004.........................     500,000       533,750
                                                        -----------
                                                          1,254,175
  ENTERTAINMENT AND LEISURE - 11.8%
    Blockbuster Entertainment
      Corporation, 6.625% due
      02/15/1998.........................     655,000       655,871
    Caesars World Inc., 8.875% due
      08/15/2002.........................     400,000       412,500
    United Artists, 11.500% due
      05/01/2002.........................   1,000,000     1,045,000
                                                        -----------
                                                          2,113,371
  FINANCIAL SERVICES - 13.9%
    AT&T Capital Corporation, 6.520% due
      05/14/1999.........................     500,000       500,790
    Chrysler Financial Corporation,
      6.440% due 10/06/1998..............     500,000       501,750
    Figgie International Inc., 9.875% due
      10/01/1999.........................     500,000       522,500
    MBNA Global Capital Securities,
      6.550%+++ due 02/01/2027...........     500,000       474,990
    NTC Capital I, 6.278%+++ due
      01/15/2027.........................     500,000       481,865
                                                        -----------
                                                          2,481,895
  REAL ESTATE - 1.7%
    Taubman Realty Group Ltd., MTN,
      6.489% due 07/30/1998..............     300,000       300,918
                                                        -----------
  TOBACCO - 2.8%
    Philip Morris Companies Inc., 6.000%
      due 11/15/1999.....................     500,000       500,000
                                                        -----------
  UTILITY/ELECTRIC - 2.8%
    Consumers Energy Company, 8.750% due
      02/15/1998.........................     500,000       501,276
                                                        -----------
    TOTAL CORPORATE DEBT SECURITIES                       9,061,725
    - (Cost $9,070,622)                                 -----------

MORTGAGE PASS-THROUGHS - 5.3%
  COLLATERALIZED MORTGAGE OBLIGATIONS
    MBNA Master Credit Card Trust,
      6.115%++ due 11/15/2001............     750,000       749,528
    Morgan Stanley Capital I Inc.,
      9.000%++ due 05/01/2016............     193,856       194,561
                                                        -----------
    TOTAL MORTGAGE                                          944,089
    PASS-THROUGHS - (Cost $949,413)                     -----------

FOREIGN BONDS - U.S. DOLLAR DENOMINATED - 3.5%
- (COST $631,054)
  GOVERNMENT
    Kingdom of Sweden, 5.683% due
      04/02/1998.........................  $  640,000   $   630,880
                                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.4%
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (FHLMC) - 3.2%
  FHLMC:
      5.749%++ due 07/13/1998............     413,000       400,862
    Pool #846224, 7.488% due
      07/01/2024.........................     156,975       160,800
                                                        -----------
                                                            561,662

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.8%
  FNMA:
    Conventional, Pool #103363, 7.820%
      due 12/01/2017.....................     145,651       150,350
                                                        -----------
  FEDERAL FARM CREDIT BANK (FFCB) - 5.4%
  FFCB:
      5.675%++ due 08/14/1998............   1,000,000       966,150
                                                        -----------
    TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATIONS                                           1,678,162
    - (Cost $1,679,401)                                 -----------
U.S. TREASURY OBLIGATIONS - 4.5%
- (COST $798,733)
    U.S. TREASURY NOTES
      5.875% due 07/31/1999..............     800,000       802,512
                                                        -----------
COMMERCIAL PAPER-DISCOUNT NOTES - 25.6%
  AUTOMOTIVE - 3.2%
    Daimler-Benz Aktieng, 5.605%++ due
      04/29/1998.........................     577,000       566,504
                                                        -----------
  FINANCIAL SERVICES - 19.3%
    ABN Amro Corporation, 5.817%++ due
      07/02/1998.........................     798,000       775,568
    Ford Motor Credit Corporation,
      4.572%++ due 01/06/1998............     661,000       660,441
    Hyundai Motor Financial Corporation,
      5.306%+++ due 01/09/1998...........     796,000       795,022
    Oyster Creek Fuel Corporation,
      3.754%++ due 01/05/1998............     749,000       748,480
    Progress Capital Corporation,
      2.007%++ due 01/02/1998............     465,000       464,922
                                                        -----------
                                                          3,444,433
  SECURITIES BROKERAGE - 3.1%
    Merrill Lynch & Company Inc.,
      5.719%++ due 05/27/1998............     572,000       558,981
                                                        -----------
    TOTAL COMMERCIAL PAPER -DISCOUNT NOTES - (Cost
    $4,570,432)                                           4,569,918
                                                        -----------
    TOTAL INVESTMENTS -
    (COST $17,699,655*) - 99.0%                         $17,687,286
    OTHER ASSETS AND LIABILITIES - 1.00%                    170,524
                                                        -----------
    NET ASSETS - 100.0%                                 $17,857,810
                                                        ===========

*   Aggregate cost for Federal tax purposes.

++  Annualized yield at date of purchase.

+++ Floating rate security. Rate shown is rate in effect at 12/31/1997.


GLOSSARY OF TERMS
MTN - Medium Term Note




See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                           VALUE + GROWTH PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                                           VALUE
                                             SHARES       (NOTE 1)
                                           ----------   -----------
COMMON STOCKS - 95.3%
  APPAREL - 3.9%
    GAP, Inc. ...........................      38,050   $ 1,348,397
    Nordstrom Inc. ......................      29,000     1,750,875
                                                        -----------
                                                          3,099,272
  COMPUTER COMPONENTS, SOFTWARE AND SERVICES - 19.6%
    Adaptec, Inc.+.......................      40,900     1,518,412
    BMC Software, Inc.+..................      25,400     1,666,875
    Bay Networks, Inc.+..................      56,400     1,441,725
    Cadence Design Systems, Inc.+........      64,800     1,587,600
    Compaq Computer Corporation..........      46,250     2,610,234
    Dell Computer Corporation+...........      30,800     2,587,200
    EMC Corporation+.....................      34,200       938,362
    Lucent Technologies, Inc.............      15,200     1,214,100
    Technical Data Corporation+..........      35,500     1,380,063
    VLSI Technologies, Inc.+.............      30,800       727,650
                                                        -----------
                                                         15,672,221
  CONSUMER SPECIALTY RETAIL - 13.8%
    CVS Corporation......................      26,700     1,710,469
    Compusa Inc.+........................      90,232     2,797,192
    Costco Companies, Inc.+..............      29,900     1,334,288
    Dayton Hudson Corporation............      22,900     1,545,750
    Inacom Corporation+..................      49,375     1,385,586
    Starbucks Corporation+...............      30,600     1,174,275
    Walgreen Company.....................      35,800     1,123,225
                                                        -----------
                                                         11,070,785
  DRUGS AND HEALTH CARE SERVICES - 8.0%
    Cardinal Health, Inc. ...............      19,500     1,464,938
    Lilly Eli and Company................      15,166     1,055,933
    McKesson Corporation.................      22,000     2,380,125
    Pfizer Inc...........................      19,900     1,483,794
                                                        -----------
                                                          6,384,790
  ELECTRONICS - 3.6%
    KLA Instruments Corporation+.........      40,900     1,579,762
    Sony Corporation, New................      13,900     1,261,425
                                                        -----------
                                                          2,841,187
  FINANCIAL SERVICES - 17.0%
    Ahmanson HF and Company..............      32,900     2,202,244
    Chase Manhattan Corporation..........      14,500     1,587,750
    Citicorp.............................      14,300     1,808,056
    Equitable Companies, Inc. ...........      12,900       643,388
    Franklin Resources Inc. .............      12,600     1,095,413
    Household International, Inc. .......      11,700     1,492,481
    Merrill Lynch and Company Inc. ......      32,660     2,382,139
    Northern Trust Corporation...........      16,200     1,129,950
    Schwab Charles Corporation New.......      30,700     1,287,481
                                                        -----------
                                                         13,628,902
  FOOD CHAINS - 2.3%
    General Nutrition Companies, Inc. ...      20,300       690,200
    Safeway, Inc+........................      18,700     1,182,775
                                                        -----------
                                                          1,872,975

COMMON STOCKS (CONTINUED)
  HEALTH CARE ADMINISTRATIVE - 3.1%
    Concentra Managed Care, Inc.+........      28,200   $   951,750
    Healthcare Compare Corporation+......      29,700     1,518,413
                                                        -----------
                                                          2,470,163
  HEALTH MAINTENANCE ORGANIZATION - 1.8%
    United Healthcare Corporation........      29,200     1,450,875
                                                        -----------
  INFORMATION PROCESSING - 3.1%
    HBO and Company......................      50,900     2,443,200
                                                        -----------
  INSURANCE - 3.6%
    SunAmerica Inc. .....................      30,650     1,310,287
    Travelers Group, Inc. ...............      29,400     1,583,925
                                                        -----------
                                                          2,894,212
  OFFICE SUPPLIES - 1.1%
    Staples, Inc.+.......................      30,700       851,925
                                                        -----------
  PACKAGE DELIVERY - 1.0%
    Federal Express Company..............      12,500       763,281
                                                        -----------
  PERSONEL PLACEMENT - 0.5%
    Robert Half International Inc.+......      10,300       412,000
                                                        -----------
  PHARMACEUTICALS - 1.1%
    Bristol-Myers Squibb Company.........       9,600       908,400
                                                        -----------
  SEMICONDUCTORS AND EQUIPMENT - 7.3%
    Applied Materials Inc.+..............      68,600     2,066,575
    National Semiconductor Corporation...      25,600       664,000
    Novellus Systems, Inc.+..............      40,900     1,321,581
    Teradyne Inc.+.......................      57,100     1,827,200
                                                        -----------
                                                          5,879,356
  TELECOMMUNICATIONS - 1.3%
    Northern Telecommunications Ltd. ....      11,800     1,050,200
                                                        -----------
  TRANSPORTATION - 3.2%
    CNF Transportation Inc. .............      33,400     1,281,725
    Swift Transportation Company Inc.+...       7,900       255,762
    U.S. Freightways Corporation.........      17,100       555,750
    Werner Enterprises Inc. .............      10,300       211,150
    Yellow Corporation+..................      10,300       258,787
                                                        -----------
                                                          2,563,174
    TOTAL COMMON STOCKS - (Cost                          76,256,918
    $71,512,504)                                        -----------

    TOTAL INVESTMENTS - (COST $71,512,504*) - 95.3%     $76,256,918
    OTHER ASSETS AND LIABILITIES - 4.7%                   3,799,318
                                                        -----------
    NET ASSETS - 100.0%                                 $80,056,236
                                                        ===========

* Aggregate cost for Federal tax purpose is $72,276,317.

+ Non-income producing security.






See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                          GROWTH & INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK - 72.3%
  AEROSPACE AND DEFENSE - 1.1%
    EVI Inc+............................      28,000   $  1,449,000
                                                       ------------
  AIRLINES - 1.3%
    Continental Airlines Inc, Class
      B+................................      35,000      1,684,375
                                                       ------------
  BANKING AND FINANCE - 9.4%
    American General Corporation+.......      25,000      1,351,563
    AmSouth Bancorporation..............      25,000      1,357,813
    Cape Cod Bank & Trust Company.......      25,000        987,500
    Compass Bancshares Inc. ............      25,000      1,093,750
    Federal National Mortgage
      Association.......................      22,000      1,255,375
    First Union Corporation.............      35,200      1,804,000
    Fleet Financial Group Inc. .........      17,000      1,273,937
    Mellon Bank Corporation.............      18,000      1,091,250
    TCF Financial Corporation+..........      36,000      1,221,750
    Washington Mutual Savings Bank......      19,000      1,212,438
                                                       ------------
                                                         12,649,376
  BIOPHARMACEUTICALS - 1.6%
    Genentech Inc+......................      25,000      1,515,625
    Millenium Pharmaceuticals+..........      32,000        608,000
                                                       ------------
                                                          2,123,625
  CHEMICALS AND ALLIED PRODUCTS - 3.1%
    Crompton & Knowles Corporation......      35,000        927,500
    Imperial Chemical Industries Plc,
      ADR...............................      14,000        909,125
    Medusa Corporation..................      31,200      1,304,550
    Philip Morris Companies Inc. .......      22,500      1,019,531
                                                       ------------
                                                          4,160,706
  COMMUNICATION - 4.0%
    CBS Corporation.....................      30,000        883,125
    Communications Satellite
      Corporation.......................      42,500      1,030,625
    GTE Corporation.....................      25,000      1,306,250
    P-Communications, Inc.+.............      25,000        431,250
    Tele-Communication, Class A+........      60,000      1,676,238
                                                       ------------
                                                          5,327,488
  COMPUTER INDUSTRY - 4.7%
    Data General Corporation+...........      45,000        784,687
    Filenet Corporation+................      42,000      1,265,250
    Intersolv+..........................      80,000      1,620,000
    Secure Computing Corporation+.......      59,800        706,387
    Siebel Systems Inc+.................          50          2,091
    Sun Microsystems Inc+...............      30,000      1,196,250
    System Software Associates Inc.+....      80,000        700,000
                                                       ------------
                                                          6,274,665
  CONSUMER DURABLES - 1.5%
    Albertsons Inc. ....................      24,500      1,160,688
    Compuware Corporation+..............      25,000        800,000
                                                       ------------
                                                          1,960,688
  DATA SERVICES - 0.4%
    Choicepoint Inc.+...................      12,500        596,875
                                                       ------------
  ELECTRONICS - 0.1%
    Brilliant Digital Entertainment+....      33,900        158,906
                                                       ------------
  ENERGY - 4.2%
    Camco International Inc.+...........      22,000      1,401,125
    GPU Inc.............................      27,500      1,158,437
    Oryx Energy Company+................      30,000        765,000
    Patterson Energy Inc.+..............      26,000      1,005,875
    Williams Companies Inc.+............      45,000      1,276,875
                                                       ------------
                                                          5,607,312

  FISHING AND HUNTING - 1.1%
    Alliant Techsystems Inc.+...........      27,500   $  1,533,125
                                                       ------------
  FOOD AND BEVERAGES - 2.3%
    Cadbury Schweppes Plc...............      71,500        720,420
    International Multifoods
      Corporation.......................      35,000        990,938
    JP Foodservice+.....................      37,500      1,385,156
                                                       ------------
                                                          3,096,514
  HEALTH CARE SERVICES - 1.7%
    Beverly Enterprises Inc.+...........      82,500      1,072,500
    Genzyme Corporation+................      45,000      1,248,750
    Pharmerica Inc.+....................         906          9,400
                                                       ------------
                                                          2,330,650
  HOTELS AND RESTAURANTS - 0.1%
    Canadian Hotel Income Properties....      10,000         67,154
                                                       ------------
  HOUSEHOLD PRODUCTS - 0.8%
    Sunbeam Corporation.................      25,000      1,053,125
                                                       ------------
  INSURANCE - 0.8%
    Hartford Life, Class A..............      25,000      1,132,812
                                                       ------------
  MEDICAL PRODUCTS AND SERVICES - 2.2%
    Novoste Corporation+................      10,000        225,000
    Perclose Inc.+......................      68,900      1,326,325
    Spine Tech Inc.+....................      27,800      1,429,963
                                                       ------------
                                                          2,981,288
  NETWORK SOFTWARE - 1.0%
    Concentric Network Corporation+.....      80,500        714,437
    N2K Inc.+...........................      40,000        585,000
    Nextlevel Systems+..................       4,000         71,500
                                                       ------------
                                                          1,370,937
  OIL AND GAS - 5.2%
    Artisan Corporation.................      14,800        113,922
    Burlington Resources Inc. ..........      27,000      1,209,938
    Cooper Cameron Corporation+.........      31,000      1,891,000
    Noble Drilling Corporation+.........      20,000        612,500
    Nordic American Tanker Shipping.....      75,000      1,237,500
    Pioneer Natural Resources Company...      22,500        651,094
    Western Atlas, Inc.+................      16,000      1,184,000
                                                       ------------
                                                          6,899,954
  OTHER - 1.5%
    Walter Industries Inc.+.............      95,000      1,959,375
                                                       ------------
  PHARMACEUTICALS - 1.1%
    Dusa Pharmaceuticals Inc.+..........      63,900        734,850
    Guilford Pharmaceuticals Inc.+......      20,000        402,500
    Intercardia Inc.+...................      16,000        286,000
                                                       ------------
                                                          1,423,350
  REAL ESTATE - 2.4%
    Criimi Mae Inc. ....................      66,700      1,000,500
    FBR Asset Investment Corporation+...      25,000        500,000
    JP Realty Inc.......................      35,000        907,812
    Walden Residential Properties
      Inc...............................      30,000        765,000
                                                       ------------
                                                          3,173,312
  RETAIL - 5.1%
    Dress Barn Inc.+....................      58,000      1,645,750
    Egghead Inc.+.......................     160,000      1,040,000
    Gadzooks Inc.+......................      47,500        997,500
    Miller (Herman) Inc. ...............      26,500      1,445,906
    Vans Inc.+..........................     115,000      1,739,375
                                                       ------------
                                                          6,868,531
  TECHNOLOGY - 2.0%
    ANTEC Corporation+..................      75,000      1,171,875
    Data Dimensions Inc.+...............      20,000        345,000
    Platinum Technology Inc.+...........      42,500      1,200,625
                                                       ------------
                                                          2,717,500


See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                          GROWTH & INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS - 4.4%
    Cincinnati Bell Inc.................      37,500   $  1,162,500
    Clearnet Communications, Class A+...      35,000        398,125
    LCI International Worldwide
    Telecommunications+.................      42,500      1,306,875
    Tele-Communications TCI Group, Class
    A+..................................      54,099      1,531,690
    U.S. West Media+....................      53,000      1,530,375
                                                       ------------
                                                          5,929,565
  TRANSPORTATION - 1.6%
    Consolidated Freightways
      Corporation+......................      60,000        817,500
    Genesee & Wyoming Inc., Class A+....      35,500        829,813
    Hvide Marine Inc., Class A+.........      20,000        515,000
                                                       ------------
                                                          2,162,313
  UTILITY - 7.6%
    Baker Hughes Inc. ..................      25,000      1,090,625
    CMS Energy Corporation..............      22,500        991,406
    Citizens Utilities Company, Class
      B+................................     111,100      1,069,337
    Duke Power Company..................      26,500      1,467,437
    Houston Industries Inc. ............      40,000      1,067,500
    Houston Industries Inc.+............      19,000      1,084,187
    Nabors Industries Inc.+.............      45,000      1,414,688
    Southern Company....................      50,000      1,293,750
    Union Electric Company..............      15,000        648,750
                                                       ------------
                                                         10,127,680

    TOTAL COMMON STOCK - (Cost                           96,820,201
    $88,290,852)                                       ------------

PREFERRED STOCK - 8.8%
  AIRLINES - 2.4%
    Trans World Airlines+...............      38,500      1,424,500
    Trans World Airlines **.............      25,000      1,612,500
    Trans World Airlines+**.............       5,000        185,000
                                                       ------------
                                                          3,222,000
  COMMUNICATIONS - 2.2%
    Cablevision Systems Corporation+....      20,000        770,000
    IXC Communications Inc.+**..........       8,400      1,179,211
    Metromedia International Group
      Inc.+.............................      22,500      1,018,125
                                                       ------------
                                                          2,967,336
  ENTERTAINMENT AND LEISURE - 0.8%
    Royal Caribbean Cruise Ltd..........      12,000      1,020,750
                                                       ------------
  FINANCIAL SERVICES - 1.6%
    Conceco Finance Trust...............      27,000      1,383,750
    Newell Financial Trust**............      13,700        715,825
                                                       ------------
                                                          2,099,575
  METALS AND MINING - 1.0%
    Coeur d'Alene Mine Corporation+.....      40,000        485,000
    WHX Corporation, Series A...........      20,000        915,000
                                                       ------------
                                                          1,400,000
  PET FOOD - 0.8%
    Ralston Purina Company+.............      16,000      1,114,000
                                                       ------------
    TOTAL PREFERRED STOCK - (Cost                        11,823,661
    $9,677,440)                                        ------------


                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CONVERTIBLE BONDS - 3.6%
  COMMUNICATION - 0.4%
    Itron Inc., 6.750% due
      03/31/2004**......................  $  500,000        490,000
                                                       ------------







                           EQUI-SELECT SERIES TRUST
                          GROWTH & INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                            PRINCIPAL      VALUE
                                             AMOUNT       (NOTE 1)
                                          ----------   ------------
CONVERTIBLE BONDS (CONTINUED)
  COMPUTER INDUSTRY - 1.2%
    System Software Company, 7.000% due
      09/15/2002........................  $2,000,000   $  1,695,000
                                                       ------------
  CONSUMER GOODS - 1.0%
    Loews Corporation, 3.125% due
      09/15/2007........................     850,000        852,125
    Sports Authority Inc., 5.250% due
      09/15/2001........................     500,000        438,750
                                                       ------------
                                                          1,290,875
  INDUSTRIAL - 0.3%
    Offshore Logistic Inc., 6.000% due
      12/15/2003**......................     300,000        345,750
                                                       ------------
  MEDICAL PRODUCTS AND SERVICES - 0.7%
    Hybridon Inc., 9.000% due
      04/01/2004**......................     500,000        275,000
    Renal Treatment Centers Inc., 5.625%
      due 07/15/2006....................     400,000        480,000
    UroMed Corporation, 6.000% due
      10/15/2003**......................     350,000        210,000
                                                       ------------
                                                            965,000
    TOTAL CONVERTIBLE BONDS -
    (Cost $5,174,870)                                     4,786,625
                                                       ------------
CORPORATE BONDS - 5.6%
  COMMUNICATION - 0.3%
    Cellstar Corporation, Series 144A,**
      5.000% due 10/15/2002.............     600,000        441,000
                                                       ------------
  COMPUTER INDUSTRY - 0.3%
    Apple Computer Inc., 6.000% due
      06/01/2001........................     500,000        401,875
                                                       ------------
  CONSUMER GOODS - 0.3%
    Assisted Living Concepts, 6.000% due
      11/01/2002........................     375,000        413,439
                                                       ------------
  ELECTRONICS - 0.4%
    Read-Rite Corporation, 6.500% due
      09/01/2004........................     600,000        501,000
                                                       ------------
  FINANCIAL SERVICES - 0.5%
    Alternative Living Services, 5.250%
      due 12/15/2002....................     600,000        693,000
                                                       ------------
  HOTELS AND RESTAURANTS - 0.1%
    Boston Chicken Company, 7.750% due
      05/01/2004........................     250,000        153,750
                                                       ------------
  HUMAN SERVICES - 0.8%
    American Retirement Corporation,
      5.750% due 10/01/2002.............   1,000,000      1,020,000
                                                       ------------
  MEDICAL PRODUCTS AND SERVICES - 0.4%
    Spacehab Inc., 8.000% due
      10/15/2007**......................     500,000        511,875
                                                       ------------
  OIL AND GAS - 0.6%
    Key Energy Group Inc., 5.000% due
      09/15/2004........................   1,000,000        863,750
                                                       ------------
  PERSONNEL SERVICES - 0.4%
    Corestaff Inc., 2.940% due
      08/15/2004........................     700,000        583,625
                                                       ------------


See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                          GROWTH & INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                           PRINCIPAL       VALUE
                                             AMOUNT       (NOTE 1)
                                          ----------   ------------
CORPORATE BONDS (CONTINUED)
  RETAIL - 0.6%
    Charming Shoppes Inc., 7.500% due
      07/15/2006........................  $  800,000   $    758,000
                                                       ------------
  TELECOMMUNICATIONS - 0.9%
    P-Communications Inc., 144A,**
      4.250% due 11/01/2002.............   1,250,000      1,162,500
                                                       ------------
    TOTAL CORPORATE BONDS - (Cost                         7,503,814
    $7,665,048)                                        ------------

    TOTAL INVESTMENTS - (COST $110,808,210*) - 90.3%   $120,934,301
    OTHER ASSETS AND LIABILITIES - 9.7%                  12,926,818
                                                       ------------
    NET ASSETS - 100.0%                                $133,861,119
                                                       ============

*Aggregate cost for Federal tax purposes is $111,317,908.


**Securities exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registrations to qualified institutional buyers.

+Non-income producing securities.

GLOSSARY OF TERMS
ADR - American Depository Receipt






See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                                                    MORTGAGE-
                                                                   MONEY             BACKED           INTERNATIONAL
                                                                  MARKET           SECURITIES         FIXED INCOME
                                                                 PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                                ---------------------------------------------------
ASSETS
    Investments in securities, at value(a)..................    $35,598,667        $17,446,449         $11,071,016
    Cash, including foreign currency, at value..............             65                634             827,460
    Receivable for securities sold..........................             --                 --                  --
    Receivable for forward currency contracts (Note 6)......             --                 --               1,534
    Interest receivable.....................................         81,064            141,059             254,490
    Dividends receivable....................................             --                 --                  --
    Receivable for fund shares sold.........................             --              4,638                  --
    Receivable from Investment Adviser (Note 3).............            664              5,129               5,628
    Prepaid insurance.......................................          2,616              2,616               2,616
    Deferred organization costs.............................          4,318              4,318               4,318
    Other assets............................................         42,147                 --               3,240
                                                                ---------------------------------------------------
      TOTAL ASSETS..........................................     35,729,541         17,604,843          12,170,302

LIABILITIES

    Payable due to custodian................................             --                 --                  --
    Payable for securities purchased........................             --                 --                  --
    Payable for forward currency contracts (Note 6).........             --                 --                  --
    Payable for fund shares repurchased.....................         97,285                 --               7,475
    Payable for audit fees..................................          5,169              5,169               5,169
    Payable for custody fees................................          3,599                 --               4,051
    Payable for organizational expenses.....................          4,317              4,317               4,317
    Payable to Investment Adviser (Note 3)..................         11,299             13,419              11,581
    Accounts payable and accrued expenses...................         13,505             14,461               4,681
                                                                ---------------------------------------------------
      TOTAL LIABILITIES.....................................        135,174             37,366              37,274
                                                                ---------------------------------------------------
      NET ASSETS............................................    $35,594,367        $17,567,477         $12,133,028
                                                                ===================================================

NET ASSETS CONSIST OF:

    Paid-in Capital (Note 5)................................    $35,599,125        $17,246,493         $12,283,996
    Undistributed net investment income (distributions in
      excess of net investment income) (Note 2).............             --              1,232             (14,895)
    Accumulated net realized gain (loss) on investments and
      foreign currency transactions.........................         (4,758)           (17,966)             (6,443)
    Net unrealized appreciation (depreciation) of:
      Investments...........................................             --            337,718            (121,747)
      Foreign currency transactions.........................             --                 --              (7,883)
                                                                ---------------------------------------------------
      NET ASSETS............................................    $35,594,367        $17,567,477         $12,133,028
                                                                ===================================================

NET ASSET VALUE PER SHARE

    Offering and redemption price per share (based on shares
      of beneficial interest outstanding)...................    $      1.00        $     10.85         $     10.41
    Total shares outstanding at end of period...............     35,599,125          1,619,442           1,165,908

    (a) Investments in securities, at cost..................    $35,598,667        $17,108,731         $11,192,763

See accompanying notes.

                                       TOTAL                       VALUE +       GROWTH &
          OTC          RESEARCH        RETURN       ADVANTAGE      GROWTH         INCOME
       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
      -------------------------------------------------------------------------------------
      $109,700,874   $244,396,203   $178,532,162   $17,687,286   $76,256,918   $120,934,301
           336,353        388,363        214,297            --     5,501,594     10,356,870
           630,813      2,866,114         38,393         5,655     2,748,925      3,077,338
                --             --             --            --            --             --
                --             --        957,195       208,768        40,310        283,375
            37,766        277,364        214,949            --        25,003         87,664
            20,029        465,707        454,340            --       217,330        825,376
                --             --             --        14,677            --             --
             2,616          2,616          2,529         2,616         2,616          2,616
             4,318          4,318          4,257         4,318         4,953          4,953
                --             --             --         7,615            --             --
      -------------------------------------------------------------------------------------
       110,732,769    248,400,685    180,418,122    17,930,935    84,797,649    135,572,493

                --             --             --        18,576            --             --
           355,100      8,087,979      4,377,778            --     4,546,742      1,597,704
                --             70          1,311            --            --             --
                15             24              9        14,973       112,737             30
             5,169          5,169          5,169         5,169         5,169          5,169
             2,876         12,261             --         4,301         3,052             --
             4,317          4,317          4,317         4,317         6,479          6,478
            72,878        155,260        113,651        12,861        61,004        100,151
            12,249         21,076         19,348        12,928         6,230          1,842
      -------------------------------------------------------------------------------------
           452,604      8,286,156      4,521,583        73,125     4,741,413      1,711,374
      -------------------------------------------------------------------------------------
      $110,280,165   $240,114,529   $175,896,539   $17,857,810   $80,056,236   $133,861,119
      =====================================================================================

      $ 99,924,253   $214,843,954   $157,250,075   $17,649,661   $76,908,007   $122,745,471
                --         56,595        837,623       226,364            --             --
         2,208,517      2,296,904      2,086,340        (5,846)   (1,596,185)       927,874
         8,147,395     22,944,318     15,721,557       (12,369)    4,744,414     10,187,774
                --        (27,242)           944            --            --             --
      -------------------------------------------------------------------------------------
      $110,280,165   $240,114,529   $175,896,539   $17,857,810   $80,056,236   $133,861,119
      =====================================================================================

      $      15.82   $      17.94   $      15.36   $     10.53   $     13.22   $      14.47
         6,970,469     13,381,540     11,452,552     1,695,981     6,057,590      9,253,565

      $101,553,479   $221,451,885   $162,810,605   $17,699,655   $71,512,504   $110,808,210

                            EQUI-SELECT SERIES TRUST
                            STATEMENTS OF OPERATIONS
                        FOR YEAR ENDED DECEMBER 31, 1997

                                                                                      MORTGAGE-
                                                                  MONEY                 BACKED              INTERNATIONAL
                                                                  MARKET              SECURITIES            FIXED INCOME
INVESTMENT INCOME                                                PORTFOLIO             PORTFOLIO               PORTFOLIO
                                                                ---------------------------------------------------------
    Interest income.........................................    $1,854,243             $956,995               $ 678,824
    Dividend income.........................................            --                   --                      --
    Foreign taxes withheld..................................            --                   --                  (1,271)
                                                                ---------------------------------------------------------
    TOTAL INVESTMENT INCOME.................................     1,854,243              956,995                 677,553

EXPENSES

    Investment adviser fee (Note 3).........................       121,158              103,748                  98,908
    Administration fee......................................        18,755               17,290                  16,954
    Audit fee...............................................         9,891                9,891                   9,891
    Custodian fees and expenses.............................        51,194               48,574                  60,996
    Trustee's fees (Note 3).................................         3,319                3,319                   3,319
    Legal fee...............................................         6,432                6,432                   6,432
    Insurance expense.......................................         3,283                3,283                   3,283
    Transfer agent expense..................................         4,407                4,852                   5,396
    Amortization of organization expense....................         2,471                2,471                   2,471
    Miscellaneous expense...................................         7,748                5,782                   5,378
                                                                ---------------------------------------------------------
      Total operating expenses before reimbursement.........       228,658              205,642                 213,028
    Expenses reimbursed by the Investment Adviser (Note
      3)....................................................        (8,931)             (32,639)                (26,816)
                                                                ---------------------------------------------------------
      NET EXPENSES..........................................       219,727              173,003                 186,212
                                                                ---------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)..........................     1,634,516              783,992                 491,341

NET REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN CURRENCY

    Net realized gain (loss) on:
      Investments...........................................        (4,758)             (17,042)                (43,206)
      Foreign currency transactions.........................            --                   --                  38,612
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................            --              218,071                (399,604)
      Foreign currency translations.........................            --                   --                   3,144
                                                                ---------------------------------------------------------
    NET REALIZED AND UNREALIZED GAIN (LOSS).................        (4,758)             201,029                (401,054)
                                                                ---------------------------------------------------------

    NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS...............................    $1,629,758             $985,021               $  90,287
                                                                =========================================================

See accompanying notes.

                                     TOTAL                     VALUE +      GROWTH &
          OTC        RESEARCH       RETURN      ADVANTAGE      GROWTH        INCOME
       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
      --------------------------------------------------------------------------------
      $   263,161   $   389,953   $ 3,215,080   $1,144,022   $   122,067   $   766,578
          154,454     1,480,426     1,455,818           --       196,359     1,260,050
             (260)      (23,246)      (10,716)          --          (724)      (64,265)
      --------------------------------------------------------------------------------
          417,355     1,847,133     4,660,182    1,144,022       317,702     1,962,363

          614,080     1,211,826       871,199       86,778       435,386       793,103
           25,017        45,820        35,690       17,374        21,507        26,501
            9,891         9,891         9,891        9,891         9,399         9,399
           79,237       153,771       112,957       51,894        60,150        73,684
            3,319         3,319         3,319        3,319         2,514         2,514
            6,432         6,432         6,432        6,432         6,430         6,430
            3,283         3,283         3,283        3,283         3,443         3,443
            6,918         6,597         6,833        4,371         7,040         7,502
            2,471         2,471         2,471        2,471         1,526         1,526
            6,638        15,907         8,086        6,876         1,664         7,787
      --------------------------------------------------------------------------------
          757,286     1,459,317     1,060,161      192,689       549,059       931,889
               --            --            --      (53,840)           --            --
      --------------------------------------------------------------------------------
          757,286     1,459,317     1,060,161      138,849       549,059       931,889
      --------------------------------------------------------------------------------
         (339,931)      387,816     3,600,021    1,005,173      (231,357)    1,030,474

        6,780,268     8,560,438     4,883,900       (8,561)   (1,483,576)   10,048,777
             (222)       (5,156)       (4,468)          --            --            --

        7,014,867    15,925,334    11,534,974      (11,335)    2,941,921     6,532,632
               --       (27,765)          991           --            --        61,683
      --------------------------------------------------------------------------------
       13,794,913    24,452,851    16,415,397      (19,896)    1,458,345    16,643,092
      --------------------------------------------------------------------------------

      $13,454,982   $24,840,667   $20,015,418   $  985,277   $ 1,226,988   $17,673,566
      ================================================================================

                            EQUI-SELECT SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD ENDED DECEMBER 31, 1996

                                                                                     MORTGAGE-
                                                                 MONEY                BACKED              INTERNATIONAL
                                                                MARKET              SECURITIES            FIXED INCOME
                                                               PORTFOLIO             PORTFOLIO              PORTFOLIO
                                                              ---------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1997

    Net investment income (loss)............................  $ 1,634,516           $   783,992            $   491,341
    Net realized gain (loss) on:
      Investments...........................................       (4,758)              (17,042)               (43,206)
      Foreign currency transaction..........................           --                    --                 38,612
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................           --               218,071               (399,604)
      Foreign currency translations.........................           --                    --                  3,144
                                                              ---------------------------------------------------------
         Net increase in net assets resulting from
           operations.......................................    1,629,758               985,021                 90,287

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................   (1,634,516)             (783,416)              (527,603)
    Distributions from net realized gain on investments.....           --                    --                (18,155)
    Distributions in excess of net realized gain on
      investments and foreign currency transactions.........           --                    --                (65,902)
  FUND SHARE TRANSACTIONS (Note 5)..........................   16,446,793             6,228,184              1,907,620
                                                              ---------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS..............................   16,442,035             6,429,789              1,386,247

NET ASSETS:
    Beginning of year.......................................   19,152,332            11,137,688             10,746,781
                                                              ---------------------------------------------------------
    END OF YEAR(a)..........................................  $35,594,367           $17,567,477            $12,133,028
                                                              =========================================================

(a) Including undistributed net investment income
    (distributions in excess of net investment income)......  $        --           $     1,232            $   (14,895)
                                                              =========================================================

INCREASE IN NET ASSETS FROM OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 1996

    Net investment income (loss)............................  $   615,473           $   603,801            $   470,966
    Net realized gain (loss) on:
      Investments...........................................           --                31,785                227,301
      Foreign currency transaction..........................           --                    --                 91,817
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................           --              (257,057)              (272,112)
      Foreign currency translations.........................           --                    --                  1,809
                                                              ---------------------------------------------------------
         Net increase in net assets resulting from
           operations.......................................      615,473               378,529                519,781

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................     (615,473)             (603,807)              (565,542)
    Distributions in excess of net realized gain on
      investments and foreign currency transactions.........           --               (32,250)              (177,436)
  FUND SHARE TRANSACTIONS (Note 5)..........................   13,410,068             2,739,838              2,413,725
                                                              ---------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS..............................   13,410,068             2,482,310              2,190,528

NET ASSETS:
    Beginning of period.....................................    5,742,264             8,655,378              8,556,253
                                                              ---------------------------------------------------------
    END OF PERIOD(a)........................................  $19,152,332           $11,137,688            $10,746,781
                                                              =========================================================

(a) Including undistributed net investment income (loss)....  $        --           $        --            $    89,168
                                                              =========================================================

See accompanying notes.

                                       TOTAL                       VALUE +       GROWTH &
          OTC          RESEARCH        RETURN       ADVANTAGE      GROWTH         INCOME
       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
      -------------------------------------------------------------------------------------

      $   (339,931)  $    387,816   $  3,600,021   $ 1,005,173   $  (231,357)  $  1,030,474

         6,780,268      8,560,438      4,883,900        (8,561)   (1,483,576)    10,048,777
              (222)        (5,156)        (4,468)           --            --             --

         7,014,867     15,925,334     11,534,974       (11,335)    2,941,921      6,532,632
                --        (27,765)           991            --            --         61,683
      -------------------------------------------------------------------------------------
        13,454,982     24,840,667     20,015,418       985,277     1,226,988     17,673,566

                --       (325,992)    (2,759,357)     (780,582)           --       (954,239)
        (4,604,698)    (7,116,667)    (3,063,811)       (2,783)      (17,323)    (9,673,157)

                --             --             --            --            --             --
        58,108,301    147,537,679    104,402,326     3,167,308    59,124,707     84,414,141
      -------------------------------------------------------------------------------------
        66,958,585    164,935,687    118,594,576     3,369,220    60,334,372     91,460,311

        43,321,580     75,178,842     57,301,963    14,488,590    19,721,864     42,400,808
      -------------------------------------------------------------------------------------
      $110,280,165   $240,114,529   $175,896,539   $17,857,810   $80,056,236   $133,861,119
      =====================================================================================

      $         --   $     56,595   $    837,623   $   226,364   $        --   $         --
      =====================================================================================

      $   (145,833)  $     18,374   $  1,112,609   $   550,836   $   (76,276)  $     50,453

         2,735,463      2,825,747        694,215        (2,371)      181,947        528,810
              (146)        32,712          4,984            --            --             --

           851,565      5,333,270      3,063,457          (738)    1,802,493      3,593,459
                --            722              2            --            --             --
      -------------------------------------------------------------------------------------
         3,441,049      8,210,825      4,875,267       547,727     1,908,164      4,172,722

                --        (12,458)    (1,110,704)     (528,200)           --        (50,452)

        (2,298,074)    (2,117,360)      (500,838)      (16,970)     (200,957)       (52,792)
        33,123,983     52,912,033     38,535,331     8,495,968    18,014,657     38,331,330
      -------------------------------------------------------------------------------------
        34,266,958     58,993,040     41,799,056     8,498,525    19,721,864     42,400,808

         9,054,622     16,185,802     15,502,907     5,990,065            --             --
      -------------------------------------------------------------------------------------
      $ 43,321,580   $ 75,178,842   $ 57,301,963   $14,488,590   $19,721,864   $ 42,400,808
      =====================================================================================

      $         --   $        (73)  $      5,234   $     4,488   $        --   $         --
      =====================================================================================

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            MONEY MARKET PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended    Year Ended    Year Ended   Period Ended
                                                               12/31/97      12/31/96      12/31/95     12/31/94*
                                                              -----------   -----------   ----------   ------------
Net asset value, beginning of period........................        $1.00         $1.00        $1.00        $1.00
                                                              -----------   -----------   ----------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................         0.05          0.05         0.05         0.01
Net realized and unrealized gain on investments.............           --            --           --           --
                                                              -----------   -----------   ----------     --------
Total from investment operations............................         0.05          0.05         0.05         0.01
                                                              -----------   -----------   ----------     --------
LESS DISTRIBUTIONS:
Distributions from net investment income....................        (0.05)        (0.05)       (0.05)       (0.01)
Net capital gains distributions.............................           --            --           --           --
                                                              -----------   -----------   ----------     --------
Total distributions.........................................        (0.05)        (0.05)       (0.05)       (0.01)
                                                              -----------   -----------   ----------     --------
Net asset value, end of period..............................        $1.00         $1.00        $1.00        $1.00
                                                              ===========   ===========   ==========     ========
Total Return(2).............................................        5.02%         4.84%        5.19%        1.06%
                                                              ===========   ===========   ==========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $35,594,367   $19,152,332   $5,742,264     $446,684
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        0.68%         0.68%        0.72%        0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        0.71%         1.11%        2.59%       23.22%
Ratio of net investment income to average net assets(3).....        5.06%         4.76%        5.11%        4.66%
Net investment income (loss) (without
  reimbursement)(1)(3)......................................        $0.05         $0.04        $0.04       $(0.03)

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.


See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                     MORTGAGE BACKED SECURITIES PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended    Year Ended    Year Ended   Period Ended
                                                               12/31/97      12/31/96      12/31/95     12/31/94*
                                                              -----------   -----------   ----------   ------------
Net asset value, beginning of period........................       $10.59        $10.84        $9.90        $10.00
                                                              -----------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................         0.51          0.58         0.52          0.15
Net realized and unrealized gain (loss) on investments......         0.26         (0.22)        1.05         (0.10)
                                                              -----------   -----------   ----------    ----------
Total from investment operations............................         0.77          0.36         1.57          0.05
                                                              -----------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................        (0.51)        (0.58)       (0.52)        (0.15)
Net capital gains distributions.............................           --         (0.03)       (0.11)           --
                                                              -----------   -----------   ----------    ----------
Total distributions.........................................        (0.51)        (0.61)       (0.63)        (0.15)
                                                              -----------   -----------   ----------    ----------
Net asset value, end of period..............................       $10.85        $10.59       $10.84         $9.90
                                                              ===========   ===========   ==========    ==========
Total Return(2).............................................        7.25%         3.39%       15.92%         0.50%
                                                              ===========   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $17,567,477   $11,137,688   $8,655,378    $4,976,609
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        1.25%         1.25%        0.90%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        1.49%         1.67%        1.99%         2.43%
Ratio of net investment income to average net assets(3).....        5.66%         5.69%        6.26%         6.33%
Net investment income (without reimbursement)(1)(3).........        $0.49         $0.54        $0.43         $0.11
Portfolio turnover rate(4)..................................          27%           19%          34%           52%

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                      INTERNATIONAL FIXED INCOME PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended    Year Ended    Year Ended   Period Ended
                                                               12/31/97      12/31/96      12/31/95     12/31/94*
                                                              -----------   -----------   ----------   ------------
Net asset value, beginning of period........................       $10.88        $11.09       $10.02        $10.00
                                                              -----------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................         0.43          0.53         0.41          0.15
Net realized and unrealized gain (loss) on investments......        (0.35)         0.02         1.24         (0.05)
                                                              -----------   -----------   ----------    ----------
Total from investment operations............................         0.08          0.55         1.65          0.10
                                                              -----------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................        (0.47)        (0.58)       (0.47)        (0.08)
Net capital gains distributions.............................        (0.02)        (0.18)       (0.11)           --
Distributions in excess of net capital gains................        (0.06)           --           --            --
                                                              -----------   -----------   ----------    ----------
Total distributions.........................................        (0.55)        (0.76)       (0.58)        (0.08)
                                                              -----------   -----------   ----------    ----------
Net asset value, end of period..............................       $10.41        $10.88       $11.09        $10.02
                                                              ===========   ===========   ==========    ==========
Total Return(2).............................................        0.64%         5.05%       15.81%         1.01%
                                                              ===========   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $12,133,028   $10,746,781   $8,556,253    $5,062,830
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        1.60%         1.60%        1.00%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        1.83%         1.94%        2.13%         2.53%
Ratio of net investment income to average net assets(3).....        4.22%         4.73%        5.94%         5.93%
Net investment income (without reimbursement)(1)(3).........        $0.41         $0.49        $0.31         $0.10
Portfolio turnover rate(4)..................................          69%          113%          89%            6%

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                                 OTC PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Year Ended    Year Ended    Year Ended   Period Ended
                                                                12/31/97      12/31/96      12/31/95     12/31/94*
                                                              ------------   -----------   ----------   ------------
Net asset value, beginning of period........................        $13.82        $12.08       $10.36        $10.00
                                                              ------------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss)(1)....................................         (0.05)        (0.03)       (0.02)           --
Net realized and unrealized gain on investments.............          2.76          2.52         3.07          0.36
                                                              ------------   -----------   ----------    ----------
Total from investment operations............................          2.71          2.49         3.05          0.36
                                                              ------------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................            --            --           --            --
Net capital gains distributions.............................         (0.71)        (0.75)       (1.33)           --
                                                              ------------   -----------   ----------    ----------
Total distributions.........................................         (0.71)        (0.75)       (1.33)           --
                                                              ------------   -----------   ----------    ----------
Net asset value, end of period..............................        $15.82        $13.82       $12.08        $10.36
                                                              ============   ===========   ==========    ==========
Total Return(2).............................................        19.67%        20.68%       29.23%         3.59%
                                                              ============   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $110,280,165   $43,321,580   $9,054,622    $1,695,685
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         0.99%         1.35%        1.07%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         0.99%         1.35%        2.52%         7.10%
Ratio of net investment income (loss) to average net
  assets(3).................................................       (0.44)%       (0.63)%      (0.22)%         0.16%
Net investment (loss) (without reimbursement)(1)(3).........        $(0.05)       $(0.03)      $(0.10)       $(0.12)
Portfolio turnover rate(4)..................................          141%          122%         111%            6%
Average commission rate paid(5).............................       $0.0496       $0.0402           --            --

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                               RESEARCH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Year Ended    Year Ended    Year Ended    Period Ended
                                                                12/31/97      12/31/96      12/31/95      12/31/94*
                                                              ------------   -----------   -----------   ------------
Net asset value, beginning of period........................        $15.43        $12.88         $9.59         $10.00
                                                              ------------   -----------   -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................          0.03            --          0.03           0.09
Net realized and unrealized gain (loss) on investments......          3.08          3.00          3.48          (0.41)
                                                              ------------   -----------   -----------    -----------
Total from investment operations............................          3.11          3.00          3.51          (0.32)
                                                              ------------   -----------   -----------    -----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................         (0.03)         0.00#        (0.03)         (0.09)
Net capital gains distributions.............................         (0.57)        (0.45)        (0.19)            --
                                                              ------------   -----------   -----------    -----------
Total distributions.........................................         (0.60)        (0.45)        (0.22)         (0.09)
                                                              ------------   -----------   -----------    -----------
Net asset value, end of period..............................        $17.94        $15.43        $12.88          $9.59
                                                              ============   ===========   ===========    ===========
Total Return(2).............................................        20.12%        23.37%        36.58%        (3.22)%
                                                              ============   ===========   ===========    ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $240,114,529   $75,178,842   $16,185,802     $1,626,521
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         0.96%         1.31%         1.12%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         0.96%         1.31%         2.48%          7.48%
Ratio of net investment income to average net assets(3).....         0.26%         0.05%         0.58%          4.65%
Net investment income (loss) (without
  reimbursement)(1)(3)......................................         $0.03            --        $(0.04)        $(0.04)
Portfolio turnover rate(4)..................................           80%           68%           83%            85%
Average commission rate paid(5).............................       $0.0476       $0.0281            --             --

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
#   Amount is less than $0.003 per share.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             TOTAL RETURN PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Year Ended    Year Ended    Year Ended    Period Ended
                                                                12/31/97      12/31/96      12/31/95       12/31/94*
                                                              ------------   -----------   -----------   -------------
Net asset value, beginning of period........................        $13.15        $11.90         $9.76        $10.00
                                                              ------------   -----------   -----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................          0.32          0.26          0.21          0.09
Net realized and unrealized gain (loss) on investments......          2.42          1.37          2.19         (0.24)
                                                              ------------   -----------   -----------    ----------
Total from investment operations............................          2.74          1.63          2.40         (0.15)
                                                              ------------   -----------   -----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................         (0.25)        (0.26)        (0.21)        (0.09)
Net capital gains distributions.............................         (0.28)        (0.12)        (0.05)           --
                                                              ------------   -----------   -----------    ----------
Total distributions.........................................         (0.53)        (0.38)        (0.26)        (0.09)
                                                              ------------   -----------   -----------    ----------
Net asset value, end of period..............................        $15.36        $13.15        $11.90         $9.76
                                                              ============   ===========   ===========    ==========
Total Return(2).............................................        20.89%        13.70%        24.51%       (1.47)%
                                                              ============   ===========   ===========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $175,896,539   $57,301,963   $15,502,907    $1,298,365
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         0.97%         1.25%         1.11%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         0.97%         1.25%         2.36%         8.31%
Ratio of net investment income to average net assets(3).....         3.31%         3.29%         3.88%         4.58%
Net investment income (loss) (without
  reimbursement)(1)(3)......................................         $0.32         $0.26         $0.14        $(0.06)
Portfolio turnover rate(4)..................................           98%          131%           89%           45%
Average commission rate paid(5).............................       $0.0563       $0.0510            --            --

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             ADVANTAGE PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended    Year Ended    Year Ended    Period Ended
                                                               12/31/97      12/31/96      12/31/95       12/31/94*
                                                              -----------   -----------   -----------   -------------
Net asset value, beginning of period........................       $10.41        $10.18        $9.98         $10.00
                                                              -----------   -----------   ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................         0.61          0.40         0.71           0.12
Net realized and unrealized gain (loss) on investments......        (0.01)         0.22         0.20          (0.02)
                                                              -----------   -----------   ----------     ----------
Total from investment operations............................         0.60          0.62         0.91           0.10
                                                              -----------   -----------   ----------     ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................        (0.48)        (0.38)       (0.71)         (0.12)
Net capital gains distributions.............................           --         (0.01)          --             --
                                                              -----------   -----------   ----------     ----------
Total distributions.........................................        (0.48)        (0.39)       (0.71)         (0.12)
                                                              -----------   -----------   ----------     ----------
Net asset value, end of period..............................       $10.53        $10.41       $10.18          $9.98
                                                              ===========   ===========   ==========     ==========
Total Return(2).............................................        5.71%         6.06%        9.18%          0.99%
                                                              ===========   ===========   ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $17,857,810   $14,488,590   $5,990,065     $3,449,166
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        0.80%         0.80%        0.77%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        1.11%         1.55%        2.13%          3.06%
Ratio of net investment income to average net assets(3).....        5.79%         5.86%        8.56%          5.32%
Net investment income (without reimbursement)(1)(3).........        $0.58         $0.35        $0.60          $0.07
Portfolio turnover rate(4)..................................         116%           85%         166%            94%

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** Strong Capital Management, Inc. became the sub-advisor to the Portfolio in October, 1994. EISI took over management of the Portfolio on April 1, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            VALUE + GROWTH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended     Period Ended
                                                               12/31/97        12/31/96*
                                                              -----------    -------------
Net asset value, beginning of period........................       $11.43          $10.00
                                                              -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss)(1)....................................        (0.04)          (0.04)
Net realized and unrealized gain on investments.............         1.83            1.59
                                                              -----------     -----------
Total from investment operations............................         1.79            1.55
                                                              -----------     -----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................           --              --
Net capital gains distributions.............................           --           (0.12)
                                                              -----------     -----------
Total distributions.........................................           --           (0.12)
                                                              -----------     -----------
Net asset value, end of period..............................       $13.22          $11.43
                                                              ===========     ===========
Total Return(2).............................................       15.69%          15.49%
                                                              ===========     ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $80,056,236     $19,721,864
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        1.20%           1.70%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        1.20%           1.90%
Ratio of net investment (loss) to average net assets(3).....      (0.50)%         (0.90)%
Net investment (loss) (without reimbursement)(1)(3).........       $(0.04)         $(0.05)
Portfolio turnover rate(4)..................................         224%            143%
Average commission rate paid(5).............................      $0.0570         $0.0523

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                           GROWTH & INCOME PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Year Ended    Period Ended
                                                                12/31/97       12/31/96*
                                                              ------------   -------------
Net asset value, beginning of period........................        $12.59         $10.00
                                                              ------------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................          0.13           0.02
Net realized and unrealized gain on investments.............          3.02           2.61
                                                              ------------    -----------
Total from investment operations............................          3.15           2.63
                                                              ------------    -----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................         (0.11)         (0.02)
Net capital gains distributions.............................         (1.16)         (0.02)
                                                              ------------    -----------
Total distributions.........................................         (1.27)         (0.04)
                                                              ------------    -----------
Net asset value, end of period..............................        $14.47         $12.59
                                                              ============    ===========
Total Return(2).............................................        25.15%         26.19%
                                                              ============    ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $133,861,119    $42,400,808
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         1.12%          1.64%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         1.12%          1.64%
Ratio of net investment income to average net assets(3).....         1.23%          0.38%
Net investment income (without reimbursement)(1)(3).........         $0.13          $0.02
Portfolio turnover rate(4)..................................          227%           115%
Average commission rate paid(5).............................       $0.0577        $0.0551

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE 1 - ORGANIZATION
Equi-Select Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is managed by Equitable Investment Services, Inc. ("EISI") which is a wholly-owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). Equitable of Iowa became an indirect wholly owned subsidiary of ING Groep, N.V. ("ING") on October 24, 1997. The Trust was organized as a Massachusetts business trust on May 11, 1994, and offers nine portfolios, each having differing investment objectives and policies: Money Market Portfolio, Mortgage-Backed Securities Portfolio, International Fixed Income Portfolio, OTC Portfolio, Research Portfolio, Total Return Portfolio, Advantage Portfolio, Value + Growth Portfolio and Growth & Income Portfolio (each "Portfolio" or, collectively, "The Portfolios"). On September 15, 1994, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 10,000 shares for the Money Market Portfolio and 1,000 shares for each of the other Portfolios other than the Value + Growth Portfolio and the Growth & Income Portfolio. On March 28, 1996, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 1,000 shares for the Value + Growth Portfolio and 1,000 shares for the Growth & Income Portfolio. The shares of the Trust are sold to certain life insurance companies' separate accounts to fund the benefits under variable annuity and variable life contracts issued by such life insurance companies, including Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company. All Portfolios (except the Value + Growth and the Growth & Income Portfolios) began investment operations on October 4, 1994 and the Value + Growth and the Growth & Income Portfolios began investment operations on April 1, 1996.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles may require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - For all Portfolios except the Money Market Portfolio, portfolio securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last reported sale price on the principle exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included on NASDAQ, at a bid price. Debt securities, including zero-coupon securities, and certain foreign securities are valued by a pricing service. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, or by an individual acting under the direction of the Trustees. Prices for securities primarily traded in foreign markets are expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities, including all securities in the Money Market Portfolio and debt securities with a remaining maturity of 60 days or less, are valued at their amortized cost, which approximates market value.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to the principal amount, including interest, of the repurchase agreement. To the extent that the term of any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are reported as income when the Trust identifies the dividend. Interest income, which includes certain accretion of original discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

A Portfolio may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Portfolio may enter into a foreign currency exchange contract for the purchase or sale (for a fixed amount of U.S. dollars) of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payment amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of Portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - A call option written by a Portfolio obligates the Portfolio to sell specified currency to the option holder at a specified price at any time before the expiration date. A put option written by a Portfolio obligates the Portfolio to purchase specified currency from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Portfolio may, upon exercise of the option, be required to sell currency at a price that is less than its market value or be required to purchase currency at a price that exceeds its market value. A Portfolio may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Portfolio in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price.

DOLLAR ROLL TRANSACTIONS - A Portfolio may enter into dollar roll transactions, in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period the Portfolio forgoes principal and interest paid on the securities. The Portfolios account for such dollar rolls as financing transactions, and are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at a future date. To the extent that a Portfolio has commitments under dollar roll transactions, liquid, high grade debt securities are segregated in an amount equivalent to these obligations. There were no dollar roll commitments outstanding at December 31, 1997.

EXPENSES - Expenses directly attributable to a Portfolio are charged to the Portfolio. Expenses not directly attributable to a Portfolio are allocated among the affected Portfolios. Certain costs incurred in connection with the organization of the Trust and each Portfolio have been deferred and are being amortized on a straight line basis over a five year period.

DISTRIBUTIONS TO SHAREHOLDERS - Each of the Portfolios (except the Money Market Portfolio) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and distributes monthly. All distributions are paid in shares of the relevant Portfolio at net asset value. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, "post October 31 losses" and excise tax regulations. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Portfolio is treated as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Portfolios will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios will not be subject to a Federal excise tax.

NOTE 3 - AGREEMENTS AND FEES
The Trust has entered into an Investment Advisory Agreement (the "Agreement") with EISI, under which EISI manages the business and affairs of the Portfolios and the Trust. Under the Agreement, each Portfolio pays EISI a monthly fee at the annual rate based on the average daily net assets of each Portfolio as follows:

                                                       ADVISORY FEES
                                                       -------------
Money Market Portfolio                      0.375%     of first $50 million
                                            0.35%      in excess of $50 million

Mortgage-Backed Securities Portfolio        0.75%      of first $200 million
                                            0.65%      of next $300 million
                                            0.55%      of next $500 million
                                            0.50%      of next $1 billion
                                            0.40%      in excess of $2 billion

International Fixed Income Portfolio        0.85%      of first $200 million
                                            0.75%      of next $300 million
                                            0.60%      of next $500 million
                                            0.55%      of next $1 billion
                                            0.40%      in excess of $2 billion

OTC, Research & Total Return Portfolios     0.80%      of first $300 million
                                            0.55%      in excess of $300 million

Advantage Portfolio                         0.50%      of first $100 million
                                            0.35%      in excess of $100 million

Value + Growth Portfolio                    0.95%      of first $500 million
                                            0.75%      in excess of $500 million

Growth & Income Portfolio                   0.95%      of first $200 million
                                            0.75%      in excess of $200 million

EISI has entered into Sub-Advisory Agreements with Credit Suisse Asset Management Limited (formerly CS First Boston Investment Management Ltd.) with respect to the International Fixed Income Portfolio, Massachusetts Financial Services Company with respect to the OTC, Research and Total Return Portfolios and Robertson, Stephens & Company Investment Management, L.P., with respect to the Value + Growth and Growth & Income Portfolios; each of whom, under the supervision of EISI, is responsible for the day-to-day investment management of each of the Portfolios. On April 1, 1996, EISI assumed responsibility for the day-to-day investment management of the Advantage Portfolio from Strong Capital Management. The fees payable to the sub-advisors under the Sub-Advisory Agreements are borne by EISI, and the Trust does not bear the direct cost of the sub-advisory activities. EISI does not receive sub-advisory fees for the Money-Market, Mortgage-Backed Securities and Advantage Portfolios.

EISI has agreed to voluntarily reimburse each Portfolio for all expenses (excluding the advisory fee) that exceed .30% of the average daily net assets for the Money Market and Advantage Portfolios, .50% of the average daily net assets of the Mortgage-Backed Securities Portfolio, .75% of the average daily net assets of the International Fixed Income Portfolio, and .40% of the average daily net assets of the OTC, Total Return, Research, Value + Growth and Growth & Income Portfolios (changed from .75% of the average daily net assets effective February 3, 1997). This undertaking is subject to termination at any time without notice to the shareholders. For the year ended December 31, 1997, EISI has agreed to reimburse the Trust $122,226 for expenses in excess of the voluntary expense limitations, of which $26,098 was owed to the Trust as of December 31, 1997.

Each Trustee of the Trust who is not an interested person of the Trust or Advisor or Sub-Advisor receives an annual fee of $6,000 and an additional fee of $1,500 for each Trustees' meeting attended.

NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding the Money Market Portfolio and all short-term securities for the Trust, for the year ended December 31, 1997, were as follows:

                                       Non-U.S.         U.S.         Non-U.S.          U.S.
                                      Government     Government     Government      Government
                                      Purchases      Purchases        Sales           Sales
                                     -----------------------------------------------------------
Mortgage-Backed Securities.......    $  1,001,070   $ 6,667,769    $         --    $ 2,922,461
International Fixed Income.......       8,241,371       394,813       6,119,814      1,209,352
OTC..............................     145,774,715            --     101,023,284             --
Research.........................     251,033,845            --     115,188,189             --
Total Return.....................     108,235,544    66,558,533      51,024,298     42,416,803
Advantage........................      10,908,905     1,600,625      11,377,849      1,394,301
Value + Growth...................     148,863,748            --      93,082,367             --
Growth & Income..................     239,770,274       901,275     176,468,944      1,242,275

The identified cost of investments in securities and repurchase agreements owned by the Trust for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1997 were as follows:

                                                                                       Net
                                                       Gross          Gross         Unrealized
                                      Identified     Unrealized     Unrealized    Appreciation/
                                         Cost       Appreciation   Depreciation   (Depreciation)
                                     -----------------------------------------------------------
Money Market.....................    $ 35,598,667   $        --     $       --     $        --
Mortgage-Backed Securities.......      17,108,731       346,050          8,332         337,718
International Fixed Income.......      11,196,511       266,392        391,887        (125,495)
OTC..............................     103,278,221    16,136,863      9,714,210       6,422,653
Research.........................     221,819,171    29,160,368      6,583,336      22,577,032
Total Return.....................     162,818,945    16,698,769        985,552      15,713,217
Advantage........................      17,699,655        30,264         42,633         (12,369)
Value + Growth...................      72,276,317     7,389,312      3,408,711       3,980,601
Growth & Income..................     111,317,908    13,500,860      3,884,467       9,616,393

NOTE 5 - SHAREHOLDER TRANSACTIONS

Transactions in shares and dollars were as follows:

                                                                      MONEY MARKET PORTFOLIO
                                                            YEAR ENDED                     YEAR ENDED
                                                         DECEMBER 31, 1997              DECEMBER 31, 1996
                                                    ---------------------------    ---------------------------
                                                      SHARES         DOLLARS         SHARES         DOLLARS
                                                      ------         -------         ------         -------
Shares sold.....................................    102,433,107    $102,433,107     43,299,625    $ 43,299,625
Shares issued to shareholders in reinvestment of
  dividends.....................................      1,634,516       1,634,516        615,473         615,473
Shares redeemed.................................    (87,620,830)    (87,620,830)   (30,505,030)    (30,505,030)
                                                    -----------    ------------    -----------    ------------
Net increase....................................     16,446,793    $ 16,446,793     13,410,068    $ 13,410,068
                                                    ===========    ============    ===========    ============

                                                               MORTGAGE-BACKED SECURITIES PORTFOLIO
                                                            YEAR ENDED                     YEAR ENDED
                                                         DECEMBER 31, 1997              DECEMBER 31, 1996
                                                    ---------------------------    ---------------------------
                                                      SHARES         DOLLARS         SHARES         DOLLARS
                                                      ------         -------         ------         -------
Shares sold.....................................        673,451    $  7,363,783        723,505    $  7,834,453
Shares issued to shareholders in reinvestment of
  dividends.....................................        132,084       1,419,276         46,370         502,728
Shares redeemed.................................       (237,370)     (2,554,875)      (517,091)     (5,597,343)
                                                    -----------    ------------    -----------    ------------
Net increase....................................        568,165    $  6,288,184        252,784    $  2,739,838
                                                    ===========    ============    ===========    ============

                                                                INTERNATIONAL FIXED INCOME PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................       574,229    $  6,192,469       451,977    $ 5,052,351
Shares issued to shareholders in reinvestment of
  dividends........................................       123,463       1,314,326        39,922        443,273
Shares redeemed....................................      (519,578)     (5,599,175)     (275,956)    (3,081,899)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................       178,114    $  1,907,620       215,943    $ 2,413,725
                                                       ==========    ============    ==========    ===========

                                                                            OTC PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     4,441,443    $ 67,796,730     2,338,803    $32,591,217
Shares issued to shareholders in reinvestment of
  dividends .......................................       453,828       6,811,842        87,570      1,086,357
Shares redeemed....................................    (1,059,015)    (16,500,271)      (41,713)      (553,591)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................     3,836,256    $ 58,108,301     2,384,660    $33,123,983
                                                       ==========    ============    ==========    ===========

                                                                         RESEARCH PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     8,748,698    $151,457,707     3,696,388    $54,264,879
Shares issued to shareholders in reinvestment of
  dividends........................................       547,082       9,454,599        29,426        392,354
Shares redeemed....................................      (786,315)    (13,374,627)     (110,466)    (1,745,200)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................     8,509,465    $147,537,679     3,615,348    $52,912,033
                                                       ==========    ============    ==========    ===========

                                                                       TOTAL RETURN PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     6,753,656    $ 99,379,611     3,064,004    $38,670,842
Shares issued to shareholders in reinvestment of
  dividends........................................       498,505       7,367,301        33,107        397,108
Shares redeemed....................................      (157,164)     (2,344,586)      (41,981)      (532,619)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................     7,094,997    $104,402,326     3,055,040    $38,535,331
                                                       ==========    ============    ==========    ===========

                                                                         ADVANTAGE PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     1,027,871    $ 10,963,172     1,254,663    $13,234,277
Shares issued to shareholders in reinvestment of
  dividends........................................       126,816       1,328,534        41,159        419,439
Shares redeemed....................................      (850,644)     (9,124,398)     (492,025)    (5,157,748)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................       304,043    $  3,167,308       803,797    $ 8,495,968
                                                       ==========    ============    ==========    ===========

                                                                      VALUE + GROWTH PORTFOLIO
                                                               YEAR ENDED                APRIL 1, 1996* TO
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     5,752,136    $ 78,025,275     1,745,712    $18,222,782
Shares issued to shareholders in reinvestment of
  dividends .......................................        19,194         218,281            --             --
Shares redeemed....................................    (1,439,264)    (19,118,849)      (20,188)      (208,125)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................     4,332,066    $ 59,124,707     1,725,524    $18,014,657
                                                       ==========    ============    ==========    ===========

                                                                      GROWTH & INCOME PORTFOLIO
                                                                YEAR ENDED               APRIL 1, 1996* TO
                                                            DECEMBER 31, 1997            DECEMBER 31, 1996
                                                        --------------------------    ------------------------
                                                          SHARES        DOLLARS        SHARES        DOLLARS
                                                          ------        -------        ------        -------
Shares sold.........................................     6,421,112    $ 91,268,138    3,387,238    $38,559,796
Shares issued to shareholders in reinvestment of
  dividends ........................................       746,751      10,730,642           --             --
Shares redeemed.....................................    (1,282,562)    (17,584,639)     (18,974)      (228,466)
                                                        ----------    ------------    ---------    -----------
Net increase........................................     5,885,301    $ 84,414,141    3,368,264    $38,331,330
                                                        ==========    ============    =========    ===========

* Date of commencement of investment operations.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS
At December 31, 1997, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL FIXED INCOME PORTFOLIO

                                    U.S. DOLLAR
                                      COST ON
CURRENCY    CURRENCY   SETTLEMENT   ORIGINATION    U.S. DOLLAR     UNREALIZED
PURCHASED     SOLD        DATE         DATE       CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------------
   NLG        USD      02/06/1998   $  400,000     $  381,276       $(18,724)
   DEM        USD      03/16/1998      250,000        246,622         (3,378)
   JPY        USD      03/16/1998    1,018,095      1,012,433         (5,662)
                                    ----------     ----------       --------
                                    $1,668,095     $1,640,331       $(27,764)

                                    U.S. DOLLAR
                                      COST ON                      UNREALIZED
CURRENCY   CURRENCY    SETTLEMENT   ORIGINATION    U.S. DOLLAR    APPRECIATION/
  SOLD     PURCHASED      DATE         DATE       CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------------
  GBP         USD      01/26/1998   $  900,247     $  921,729       $(21,482)
  NLG         USD      02/06/1998      542,753        523,182         19,571
  AUD         USD      02/27/1998      232,900        220,139         12,761
  CAD         USD      02/27/1998      133,455        132,386          1,069
  DKK         USD      03/03/1998      521,725        511,237         10,488
  SEK         USD      03/16/1998      387,918        381,027          6,891
                                    ----------     ----------       --------
                                    $2,718,998     $2,689,700       $ 29,298
Net Unrealized Appreciation of Forward Foreign Currency
  Contracts....................................................     $  1,534
                                                                    --------

RESEARCH PORTFOLIO

                                     U.S. DOLLAR
                                       COST ON
CURRENCY    CURRENCY    SETTLEMENT   ORIGINATION    U.S. DOLLAR     UNREALIZED
PURCHASED     SOLD         DATE         DATE       CURRENT VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
   CHF         USD      01/07/1998   $  164,156     $  164,086         $(70)
                                                                       ----
Net Unrealized Depreciation of Forward Foreign Currency
  Contracts.....................................................       $(70)
                                                                       ----

TOTAL RETURN PORTFOLIO

                                     U.S. DOLLAR
                                       COST ON
CURRENCY    CURRENCY    SETTLEMENT   ORIGINATION    U.S. DOLLAR     UNREALIZED
PURCHASED     SOLD         DATE         DATE       CURRENT VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
   DEM         USD      01/06/1998   $  113,790     $  113,151       $   (639)
   NLG         USD      01/06/1998      112,787        112,115           (672)
                                     ----------     ----------       --------
                                     $  226,577     $  225,266       $ (1,311)
Net Unrealized Depreciation of Forward Foreign Currency
  Contracts.....................................................     $ (1,311)
                                                                     --------

GLOSSARY OF TERMS
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DEM - Deutsche Mark
DKK - Danish Kroner
GBP - Great British Pound
JPY - Japanese Yen
NLG - Dutch Guilder
SEK - Swedish Krona
USD - United States Dollar

NOTE 7 - CAPITAL LOSS CARRYFORWARDS
For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 1997 which are available to offset future capital gains, if any:

                                              EXPIRING
                                              IN 2005
                                              --------
Money Market Portfolio....................    $  3,127
Mortgage-Backed Securities Portfolio......      17,966
Value + Growth Portfolio..................     171,187

NOTE 8 - SUBSEQUENT EVENT
Effective January 2, 1998, Directed Services, Inc. ("DSI"), an affiliate of EISI, is assuming the advisory responsibilities of EISI. DSI is also assuming all responsibilities for the management of sub-advisors pursuant to the terms of the Sub-Advisory Agreements. EISI's management personnel are becoming a part of DSI and will continue the oversight of portfolio management.

Effective January 2, 1998, ING Investment Management, LLC ("IIMLLC"), an affiliate of EISI, assumed the portfolio management responsibilities of EISI, for the Money Market Portfolio, the Mortgage-Backed Securities Portfolio and the Advantage Portfolio of the Trust. The EISI personnel who manage these portfolios have moved to IIMLLC and no changes in investment personnel are anticipated for any portfolio.

                            EQUI-SELECT SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

At a Special Meeting of Shareholders of the Trust held on October 9, 1997, the following actions were taken:

(1) The new Investment Advisory Agreement between the Trust and Equitable Investment Services, Inc. to become effective upon the merger of Equitable of Iowa with PFHI Holdings, Inc. was approved by the shareholders of the Trust as follows:

                                                                      AGAINST OR
                                                           FOR         WITHHELD      ABSTAINED        TOTAL
                                                        ------------------------------------------------------
                                                        71,360,107    1,601,777      4,150,807      77,112,691

(2) The new Sub-Advisory Agreement between the Trust, EISI and each Portfolio's corresponding Sub-Advisor to become effective upon the merger of Equitable of Iowa with PFHI was approved by the shareholders of the Trust as follows:

                                                                      AGAINST OR
                                                            FOR        WITHHELD      ABSTAINED        TOTAL
                                                         -----------------------------------------------------
International Fixed Income Portfolio...................  1,025,834       2,837         46,178        1,074,849
OTC Portfolio..........................................  4,967,521      61,155        378,727        5,407,403
Research Portfolio.....................................  9,279,749      87,246        680,828       10,047,823
Total Return Portfolio.................................  7,945,997      62,354        491,536        8,499,887
Value + Growth Portfolio...............................  3,420,870      39,957        204,505        3,665,332
Growth & Income Portfolio..............................  5,734,505     127,079        343,850        6,205,434

(3) The new Sub-Advisory Agreement between the Trust, EISI and Robertson, Stephens to be effective upon the merger of Robertson, Stephens & Company Investment Management, L.P. with BankAmerica Corporation, was approved by the shareholders of the Portfolios as follows:

                                                                       AGAINST OR
                                                             FOR        WITHHELD      ABSTAINED        TOTAL
                                                          ----------------------------------------------------
Value + Growth Portfolio................................  3,431,426      31,762        202,144       3,665,332
Growth & Income Portfolio...............................  5,735,579     130,452        339,403       6,205,434

TAX INFORMATION - (UNAUDITED)

                          THE EQUI-SELECT SERIES TRUST

FISCAL YEAR ENDED DECEMBER 31, 1997

The amounts of long-term capital gains paid for the fiscal year ended December 31, 1997, were as follows:

             International Fixed Income Portfolio.................    $   56,119
             OTC Portfolio........................................        48,308
             Research Portfolio...................................     2,472,944
             Total Return Portfolio...............................     1,700,455
             Growth & Income Portfolio............................        20,061

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contract Holders and Trustees
Equi-Select Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equi-Select Series Trust (the "Trust") (comprising, respectively, the Money Market, Mortgage-Backed Securities, International Fixed Income, OTC, Research, Total Return, Advantage, Value + Growth, and Growth & Income Portfolios) as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Equi-Select Series Trust at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                ERNST & YOUNG LLP

Boston, Massachusetts
February 20, 1998

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                            EQUI-SELECT SERIES TRUST

                            ------------------------

                        TRUSTEES AND EXECUTIVE OFFICERS

     Paul R. Schlaack, Trustee, Principal Executive Officer and President*
                           J. Michael Earley, Trustee
                         R. Barbara Gitenstein, Trustee
                           Elizabeth Newell, Trustee
                          Stanley B. Seidler, Trustee
           Paul E. Larson, Treasurer and Principal Financial Officer
                          Myles R. Tashman, Secretary
                 Eric J. Engstrom, Principal Accounting Officer
                     Kimberly K. Krumviede, Vice President

                              * Interested Trustee

                            ------------------------

                Blazzard, Grodd & Hasenauer, P.C., Legal Counsel
            Equitable Investment Services, Inc., Investment Adviser
                    Ernst & Young, LLP, Independent Auditors




------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts.
------------------------------------------------------------------------------

 The PrimElite Variable Annuity is distributed by Equitable of Iowa Securities
    Network, Inc., an affiliate of Equitable Life Insurance Company of Iowa.

                            Equi-Select Series Trust
                  909 LOCUST  -  DES MOINES, IA  -  50309-2899



    Equi-Select Trust
        909 LOCUST
DES MOINES, IA - 50309-2899                                       Bulk Rate
                                                                 U.S. Postage
                                                                     PAID
                                                                Des Moines, IA
                                                                Permit No. 3361

                            Equi-Select Series Trust
                  909 LOCUST  -  DES MOINES, IA  -  50309-2899



    Equi-Select Trust
        SERIES TRUST
    909 LOCUST STREET
DES MOINES, IA - 50309-2899                                       Bulk Rate
                                                                 U.S. Postage
                                                                     PAID
                                                                Des Moines, IA
                                                                Permit No. 3361

                ------------------------------------------------



                            EQUI-SELECT SERIES TRUST


                                     ANNUAL
                                     REPORT

                               December 31, 1997



                                     [LOGO]

                                   PrimElite


                ------------------------------------------------
                                VARIABLE ANNUITY
                ------------------------------------------------

PE-25                                                                 02/24/1998

Equi-Select Series Trust
Annual Report
For the Period Ending December 31, 1997

                               Table of Contents

Letter to Contract Owners......................................................1

Management's Discussion and Analysis...........................................2

Equi-Select Series Trust Financial Statements
     Portfolios of Investments................................................12
     Statements of Assets and Liabilities.....................................29
     Statements of Operations.................................................31
     Statements of Changes in Net Assets......................................33
     Financial Highlights.....................................................35
     Notes to Financial Statements............................................44
     Report of Independent Auditors...........................................53
     Trustees and Executive Officers......................................Inside
                                                                            Back
                                                                           Cover


--------------------------------------------------------------------------------

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.

--------------------------------------------------------------------------------

LETTER TO CONTRACT HOLDERS

Dear Contract Holders:

We are pleased to present the 1997 Annual Report of the Equi-Select Series Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios in the Trust.

Please note that portfolio returns are calculated after operating expenses have been deducted. Benchmark returns (except the Lipper Balanced Fund Index) do not reflect any expenses. Operating expenses include advisory, custody, legal, audit, and other expenses associated with the operations of the Trust. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolios. Benchmark returns would be lower if these expenses were taken into account.

The Trust continued to grow at a rapid pace. During 1997, net assets increased by $530 million to end the year at $823 million. This growth contributes to investment performance by reducing the impact of operating expenses. As net assets increase, the Trust obtains economies of scale on some of its operating expenses. All of the Trust's equity portfolios experienced significant reductions in their expense ratios in 1997.

Effective January 2, 1998, Directed Services, Inc. ("DSI") became the advisor of the Equi-Select Series Trust. The previous investment advisor was Equitable Investment Services Inc. ("EISI"), an affiliate of DSI. Despite this change, the same individuals will be responsible for providing advisory oversight. EISI's advisory oversight personnel were transferred to DSI.

Also on January 2, 1998, ING Investment Management, LLC ("ING") became the sub-advisor for the Money Market, Mortgage-Backed Securities and Advantage Portfolios. Previously, these portfolios were managed by EISI, an affiliate of ING. Please note, however, that Robert Bowman is still the portfolio manager for these portfolios.

We are committed to providing quality products and service to contract owners, and we look forward to helping you meet your financial objectives. Thank you for your continued support.

                                   Sincerely,

                                   /s/ Paul R. Schlaack
                                   ----------------------------------
                                   Paul R. Schlaack
                                   President, Chairman, and Principal
                                   Executive Officer
                                   Equi-Select Series Trust

                             MONEY MARKET PORTFOLIO
                               DECEMBER 31, 1997

The Money Market Portfolio (the "Portfolio") seeks to     ----------------------------------------------------------
achieve maximum current income, consistent with the                      AVERAGE ANNUAL TOTAL RETURN
preservation of capital and the maintenance of
liquidity. For the year, the Portfolio had a total                     1 YEAR                     5.02%
return of 5.02%.                                                       SINCE INCEPTION*           4.99%

Short-term interest rates increased gradually
throughout the first quarter of the year. Economic        * The Portfolio commenced operations on October 4, 1994.
activity had accelerated during the fourth quarter of     ----------------------------------------------------------
1996 and first quarter of 1997, and investors were        Average annual total returns of the Portfolio include
concerned about inflationary pressures. On March 25,      reinvestment of dividends and distributions. They do not reflect
the Federal Reserve Board (the "Fed") raised the          charges for the variable annuity and variable life contracts
discount rate by 25 basis points (0.25%) to 5.50%,        thereunder whose proceeds are invested in the Portfolio.
demonstrating their concerns about inflation.             Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past
During the second quarter, the economy slowed and         performance and do not indicate future results.
inflationary concerns subsided. Short-term interest
rates declined during the second and third quarters.      Investment in the Money Market Portfolio (or in any other
Then, in the fourth quarter, Asian markets started        Portfolio) is neither insured or guaranteed by the U.S.
their downturn.                                           Government. There can be no assurance that the Money Market
                                                          Portfolio will be able to maintain a stable net asset value of
The Asian crisis caused short-term interest rates to      $1.00 per share.
increase during November and most of December. In                               TOP TEN ISSUERS
late- December, it became apparent that the Fed was                     AS A PERCENTAGE OF INVESTMENTS
considering a reduction in the federal funds rate.
Short- term interest rates pulled back, and the year         Hershey Foods Corporation                        4.4%
closed on a positive note.                                   International Business Machines Credit Corp.     4.4%
                                                             Allied Signal Corporation                        4.4%
Despite these fluctuations in short-term interest            Swiss Bank Corporation                           4.2%
rates, the current yield of the Portfolio remained           Heinz Company                                    3.8%
remarkably stable. The 30-day yield ranged from 4.76%        Anheuser Busch Company                           3.6%
to 5.01%. The highest yields were obtained during the        Disney (Walt) Company                            3.3%
fourth quarter.                                              Merrill Lynch, Pierce, Fenner & Smith            3.2%
                                                             Archer Daniels-Midland Company                   3.1%
The Portfolio Manager maintained a fairly                    Ameritech Corporation                            3.0%
conservative stance throughout the year. The average
maturity of the Portfolio ranged from 35 days to 70
days.

In January and February, the average maturity was generally between 60 and 70 days. During March, the average maturity was reduced to protect the Portfolio from the effects of rising interest rates. As of April 30, the Portfolio had an average maturity of approximately 35 days.

Short-term interest rates declined between May and September, and the average maturity was extended. The
Portfolio had an average maturity of 45 days on June
30 and 65 days on September 30.

As economic problems developed in Asia, the average maturity was reduced. The average maturity was approximately 45 days at the end of the year.

Recently, the Portfolio Manager has been extending the Portfolio's average maturity. This strategy will position the Portfolio for a stable or declining interest rate environment.

This strategy may be changed as conditions warrant.
The Portfolio holds highly liquid instruments, and this provides the Portfolio Manager with a significant amount of flexibility.



                  EQUITABLE INVESTMENT SERVICES, INC.

                      MORTGAGE-BACKED SECURITIES PORTFOLIO
                               DECEMBER 31, 1997

The Mortgage-Backed Securities Portfolio (the "Portfolio") seeks to obtain a high current return, consistent with the safety of principal. In 1997, the Portfolio generated a return of 7.25%. The Lehman Brothers Mortgage-Backed Securities Index (the "benchmark") had an annual return of 9.49%.

The benchmark only contains mortgage-backed securities. Diversification requirements preclude the Portfolio from investing entirely in these securities. As a result, approximately 30% of the Portfolio is normally invested in U.S. Treasury securities.

Lower exposure to mortgage-backed securities hurt performance relative to the benchmark. During 1997, mortgage-backed securities produced significantly higher returns than U.S. Treasury securities with similar duration.

The Portfolio started the year in a defensive position. The average duration was decreased, and holdings of mortgage- backed securities were reduced (in favor of U.S. Treasury securities). This strategy had a negative impact on performance, as interest rates declined throughout the first quarter.

In the second quarter, the Portfolio acquired several high coupon mortgage-backed securities. These types of securities would perform well in a stable interest rate environment. Interest rates continued to decline, however, and Portfolio returns continued to trail the benchmark.

Bond yields declined in the fourth quarter, primarily because of economic problems in Asia. These lower yields boosted the performance of the bond market. At the same time, they caused turbulence in the mortgage securities market.

Lower interest rates create opportunities for homeowners to refinance. Mortgage prepayments generally increase as interest rates decrease. Higher prepayment rates usually hurt the performance of mortgage-backed securities.

Lower exposure to mortgage-backed securities helped performance during the fourth quarter. In December, the Portfolio had a total return of 1.52%, while the benchmark returned only 0.91%.

The Portfolio Manager believes that interest rates will continue to fall in 1998. He has positioned the Portfolio for a declining interest rate environment. The Portfolio has invested a greater percentage of its assets in 15-year mortgage-backed securities and lower coupon issues. Intermediate-term U.S. Treasury securities also represent a larger percentage of the Portfolio.

The Portfolio Manager is optimistic about 1998, but he is investing cautiously. Economic conditions in Asia have created a significant amount of uncertainty in U.S. markets. He thinks that a defensive strategy is prudent under these circumstances.


                      EQUITABLE INVESTMENT SERVICES, INC.

            ========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                     7.25%
                        SINCE INCEPTION*           8.20%

            * The Portfolio commenced operations on October 4, 1994.
            ========================================================

                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)
                           [INVESTMENT MOUNTAIN CHART]

                              Portfolio      Lehman MBS Index
                              10000                10000
                              10010                 9994
                               9980                 9963
                  12/31/94    10054                10043
                              10257                10257
                              10511                10519
                              10531                10569
                              10683                10719
                              11039                11057
                   6/30/95    11089                11120
                              11089                11139
                              11201                11254
                              11292                11353
                              11394                11454
                              11516                11585
                  12/31/95    11650                11730
                              11714                11818
                              11575                11720
                              11489                11678
                              11457                11645
                              11403                11611
                   6/30/96    11543                11771
                              11575                11814
                              11553                11814
                              11736                12012
                              11951                12247
                              12123                12423
                   12/31/96   12038                12358
                              12106                12449
                              12129                12491
                              12004                12373
                              12174                12571
                              12277                12694
                   6/30/97    12390                12842
                              12583                13O84
                              12549                13O53
                              12674                13218
                              12799                13365
                              12799                134O9
                   12/31/97   12911                13531

Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.


                             DISTRIBUTION BY ISSUER
                         AS A PERCENTAGE OF INVESTMENTS
                             [INVESTMENT PIE CHART]

                   Fed. Home Loan Mortgage Corp.        27.1%
                   Govt. National Mortgage Assoc.       22.7%
                   Fed. National Mortgage Assoc.        18.5%
                   Short Term Investments               15.4%
                   U.S. Treasury                         9.4%
                   Country Wide Funding Corp.            4.0%
                   Corporate Bonds and Notes             2.9%

                      INTERNATIONAL FIXED INCOME PORTFOLIO
                               DECEMBER 31, 1997


The International Fixed Income Portfolio (the "Portfolio") seeks to provide a high total return. The Portfolio had an annual return of 0.64%. Over the same period, the Merrill Lynch Global Government Bond Index II (the "benchmark") had a return of 1.16%.

The bond market environment during 1997 was very positive. In local currency terms, returns in developed bond markets varied between 6.28% (German bonds) and 14.85% (U.K. Gilts). This strong performance can be attributed to many factors, including low rates of inflation, budget deficit reductions in the United States and Europe, and slow economic growth in Europe and Japan.

Toward the end of the year, bond markets received a further boost from developments in Asia. Economic problems in Southeast Asia are expected to have a deflationary effect on economies elsewhere. This would further delay any prospect of higher interest rates.

Although the bond markets performed strongly in local currency terms, performance was substantially weaker in U.S. dollar terms. The U.S. dollar strengthened significantly during the year -- by 10.7% versus the Yen and 14.3% versus the Deutschemark. The U.S. economy continued to perform more strongly than the European/ Japanese economies, and U.S. financial markets rallied sharply. These factors contributed to the strength of the U.S. dollar.

The optimal strategy during the year was to be fully invested with a long duration. Overweight positions should have been maintained in the United States, United Kingdom, and the high-yielding European markets. Underweight positions were appropriate in the core European markets and Japan. The optimal currency strategy was to overweight the U.S. dollar.

Exposure to the U.S. dollar was overweighted at the beginning of the year, but it was reduced prematurely. Nonetheless, this strategy helped performance significantly.

We maintained an underweight position in Japan and overweight positions in the United Kingdom and Australia. All of these decisions had a positive impact on performance.

We followed a fairly neutral duration strategy. Duration was longer than the benchmark in the United States, Japan, Denmark and the Netherlands. A shorter duration was maintained in other European markets. Overall, duration positioning made a small positive contribution to relative performance.

As of December 31, 1997, the Portfolio had overweighted positions in Canada, Australia and Europe. Exposure to Japan and the United States was underweighted. The Portfolio had a duration of 5.1 years, which is slightly lower than the benchmark. Currency exposure was fairly similar to the benchmark.

                     CREDIT SUISSE ASSET MANAGEMENT LIMITED

          ===========================================================
                          AVERAGE ANNUAL TOTAL RETURN


                        1 YEAR                    0.64%
                        SINCE INCEPTION*          6.92%

            * The Portfolio commenced operations on October 4, 1994.
           ==========================================================


                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                          [INVESTMENT MOUNTAIN CHART]

            Portfolio   JP Morgan Global   Merrill Lynch Global
                        Govt. Bond Index   Govt. Bond Index II**

            10000       10000              10000
            10120       10150              10163
            10070       10022              10022
 12/31/94   10097       10045              10066
            10268       10248              10214
            10450       10513              10526
            10671       11047              11162
            10812       11223              11346
            11105       11537              11346
 5/30/95    11105       11609              11751
            11205       11664              11732
            11185       11340              11353
            11342       11595              11598
            11473       11708              11669
            11615       11839              11806
 12/31/95   11760       11985              11925
            11771       11862              11787
            11675       11793              11718
            11644       11775              11702
            11697       11732              11668
            11686       11743              11664
 6/20/96    11771       11846              11761
            11877       12064              11970
            11898       12114              12014
            12009       12181              12077
            12211       12423              12309
            12424       12600              12483
 12/31/96   12344       12512              12389
            12185       12199              12066
            12128       12115              11987
            11992       12023              11894
            11924       11955              11809
            12208       12237              12131
 6/30/97    12298       12377              12289
            12230       12551              12222
            12185       12316              12204
            12487       12589              12465
            12681       12856              12720
            12487       12702              12542
 12/31/97   12423       12688              12512


Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

** The comparative index has changed to the Merrill Lynch Global Government Bond
   Index II. This index is very similar to the J.P. Morgan Global Government Bond Index, and it should provide a similar representation of returns on government bonds worldwide.

                            DISTRIBUTION BY COUNTRY
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]

                       Sweden                       4.7%
                       United States               31.2%
                       Germany                     17.4%
                       Japan                        5.4%
                       Denmark                      4.9%
                       United Kingdom              13.3%
                       Other Countries             23.1%

                                 OTC PORTFOLIO
                               DECEMBER 31, 1997

The primary objective of the OTC Portfolio (the "Portfolio") is to seek to obtain long-term growth of capital. For the year ended December 31, 1997, the OTC Portfolio provided a total return of 19.67%. This compares to a 29.01% return for the Russell Midcap Index and 22.36% return for the Russell 2000 Index.

Technology stocks usually represent a significant percentage of the Portfolio. The Portfolio invests primarily in stocks traded on the over-the-counter (OTC) securities market, and technology stocks represent a disproportionately large percentage of the OTC market.

In 1997, technology stocks trailed the market by a significant margin. Nonetheless, they had a positive impact on Portfolio performance.

Technology exposure was relatively low during the first quarter. The technology weighting was increased to 45% in the second and third quarters, and many companies produced exceptional returns. Examples include Oracle (41.7%), Adobe (25.9%), Synopsis (70.0%), Intel (32.8%) and Cadence Design (55.1%). Technology stocks fell sharply during the fourth quarter, but exposure had been scaled back considerably.

Many industries performed exceptionally well this year. Strong financial markets helped investment management companies, and their assets under management grew significantly. In this industry, Franklin Resources and Kansas City Southern produced the highest returns.

Offshore oil companies had strong performance because of higher commodity prices and shortages of deep water drilling equipment.

One of the strongest individual holdings was Gemstar, the primary provider of interactive navigation services for the cable television industry. It benefited from improvements by many cable providers. Cable Design Technology also had exceptional performance, as the market for high speed networks continued to expand rapidly.

Health maintenance organizations (HMOs), gaming companies and lower-tier financial companies had a negative impact on performance. Two of the weakest individual holdings were Ascend Communications and HCIA. Both of these companies lost more than 60 percent in 1997.

Ascend Communications supplies components that are critically important to high speed data networks. The company is well positioned, but product delays and other problems have constrained performance. HCIA provides data and services to the health care industry. During 1997, its revenue fell significantly short of expectations.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

            ========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                    19.67%
                        SINCE INCEPTION*          22.61%

            * The Portfolio commenced operations on October 4, 1994.
            ========================================================

                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                          [INVESTMENT MOUNTAIN CHART]

            Portfolio   S&P 500   Rusell 2000 Index   Russel Midcap Index
            10000       10000     10000               10000
            10280       10224     9961                10077
            10150       9852      9558                9632
 12/31/94   10363       9998      9558                9632
            10183       10257     9691                9957
            10423       10657     10094               10473
            11133       10971     10268               10773
            10493       11294     10497               10935
            11023       11744     10697               11294
 6/30/95    11774       12017     11231               11674
            12684       12415     11878               12241
            13204       12446     12124               12428
            12804       12924     11788               12425
            13334       13491     12283               13043
 12/31/95   13409       13751     12608               13119
            13542       14219     12594               13395
            14530       14351     12987               13710
            14541       14489     13251               13908
            16062       14702     13959               14302
            16684       15081     14510               14518
 6/30/96    15929       15138     13914               14300
            14219       14470     12698               13415
            14974       14776     13436               14054
            16036       15607     13961               14748
            16036       15607     13961               14748
            15312       16037     13746               14666
            16014       17248     14312               15772
 12/31/96   16180       16906     14687               15611
            16859       17962     14981               16195
            15969       18103     14617               16171
            14705       17361     13928               15483
            15138       18396     13967               15869
            17503       19521     15521               17027
 6/30/97    17573       20388     16186               17584
            18487       22010     16939               19051
            18828       20778     17326               18844
            19728       21916     18594               19919
            19256       21184     17778               19144
            19445       22164     17663               19600
 12/31/97   19363       22545     17972               20140


Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

                            DISTRIBUTION BY INDUSTRY
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]


                     Computer Industry                18.0%
                     Communication                    10.3%
                     Electronics                       8.6%
                     Media                             8.1%
                     Health Care and Services          7.3%
                     Retail                            6.2%
                     Short Term Investments            5.7%
                     Other Equity Securities          35.8%

                               RESEARCH PORTFOLIO
                               DECEMBER 31, 1997

The Research Portfolio (the "Portfolio") seeks long-term growth of capital and future income. For the one year period ended December 31, 1997, the Portfolio provided a total return of 20.12%. This compares to a return of 33.36% for the Standard & Poors 500 Index (the "S&P 500") and 29.01% for the Russell Midcap Index.

Equity markets were very strong during 1997. However, the highest returns were generated by a small number of very large companies. Indices like the S&P 500 were difficult to beat because they are dominated by these large companies.

Portfolio returns were very similar to the S&P 500 Index during the second and third quarter of the year. In the first and fourth quarters, performance was substantially weaker. The Portfolio lost a total of 4.35% during these periods, while the S&P 500 generated a positive return of 5.63%.

Over the past year, exposure to the technology sector was increased. This strategy had a negative impact on performance, as technology stocks fell sharply in the first and fourth quarters of 1997.

The most recent decline is attributed primarily to economic problems in Southeast Asia. Many technology companies have strong ties to these economies. Uncertain demand and weakened currencies are expected to have a negative impact on their earnings.

Recently, the Portfolio's technology exposure has become more conservative. The technology sector remains a significant component of the Portfolio. However, there is an emphasis on companies that are not heavily influenced by developments in Southeast Asia.

The Portfolio holds a small number of foreign stocks. These holdings also hurt performance during the fourth quarter.

On the positive side, the financial services sector produced exceptional returns during 1997. Economic conditions have been very favorable for these companies. Successful consolidations have also boosted stock prices. Exposure to the financial services sector was increased during the year.

Within the financial services sector, PNC Bank, Corestates Financial and Comerica, Inc. have produced some of the highest returns. All of these companies have developed solid competitive positions within their industry.

The Portfolio Manager will continue to seek fundamentally strong companies in a variety of industry groups. Stocks are selected by a team of research analysts, and the Portfolio's holdings always represent their best investment ideas.


                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

           =========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                   20.12%
                        SINCE INCEPTION*         23.03%

            * The Portfolio commenced operations on October 4, 1994.
           =========================================================

                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                           [INVESTMENT MOUTAIN CHART]

              Portfolio   S&P 500 Index   Russel Midcap Index
              10000       10000           10000
              10200       10224           10077
              9680        9852            9632
   12/31/94   9677        9998            9757
              9697        10257           9957
              10070       10657           10473
              10383       10971           10773
              10554       11294           10935
              10928       11744           11294
   6/30/95    11301       12017           11674
              11997       12415           12241
              12028       12446           12428
              12391       12971           12709
              12461       12924           12425
              12885       13491           13043
   12/31/95   13218       13751           13119
              13495       14219           13396
              14080       14351           13710
              14090       14489           13908
              14665       14702           14302
              15137       15081           14518
   6/30/96    14921       15138           14300
              14151       14470           13415
              14593       14776           14054
              15502       15607           14748
              15657       16037           14866
              16562       17248           15772
   12/31/96   16300       16906           15611
              16891       17962           16195
              16796       18103           16171
              15856       17361           15483
              16553       18395           15869
              17715       19521           17027
   6/30/97    18381       20388           17584
              19754       22010           19051
              18920       20778           18844
              19910       21916           19919
              18912       21184           19144
              19475       22164           19600
   12/31/97   19579       22545           20140

Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

                               TOP TEN INDUSTRIES
                         AS A PERCENTAGE OF INVESTMENTS

                 Computer Industry                        11.4%
                 Financial Services                        7.2%
                 Insurance                                 6.5%
                 Chemicals and Allied Products             5.0%
                 Retail                                    4.8%
                 Consumer Services                         4.7%
                 Food and Beverages                        4.3%
                 Federal Home Loan Banks                   4.1%
                 Health Care and Services                  4.0%
                 Telecommunications                        3.9%

                             TOTAL RETURN PORTFOLIO
                               DECEMBER 31, 1997


The Total Return Portfolio (the "Portfolio") seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital.

For the year ended December 31, 1997, the Portfolio provided a total return of 20.89%. Over the same period, the Standard & Poors 500 Index ("S&P 500") had a total return of 33.36%, and the Lehman Brothers Government/ Corporate Bond Index ("Lehman") had a total return of 9.76%. The benchmark for this portfolio (60% S&P 500, 40% Lehman) had an annual return of 23.66%.

Equity markets have performed exceptionally well over the past year. This performance is primarily attributable to a favorable macroeconomic environment. The economy has seen solid growth in Gross Domestic Product (GDP) and corporate profits. Inflation is in check and interest rates remained reasonably steady. We also continue to see strong demand for equity securities, as households allocate more of their investment dollars to stocks.

The Portfolio benefited from the increase in stock prices. In particular, the Portfolio has been heavily weighted in financial stocks and energy stocks, both of which did well over the past 12 months. Our stock selection process is focused on large, dividend paying companies with reasonable valuations and attractive growth prospects. We continue to find these traits in the financial and energy sectors. Our stock selection process also focuses on reducing volatility. As a result, we held less in over-the-counter stocks, in general, and technology stocks, in particular.

Our bond strategy remained fairly constant throughout the period. We typically held more corporate bonds than treasury securities (approximately 65% of the bond component was invested in corporate issues). The duration of the Portfolio was approximately 5.5 years throughout much of the period.

Significant exposure to the corporate sector allows the Portfolio to benefit from strengthening corporate profits. Our duration strategy anticipates flat or slightly lower interest rates.

Looking forward, we are less optimistic about corporate earnings. We believe that earnings growth may slow over the next 12 months. The Portfolio Manager has lowered the equity weighting to 55% and increased the cash position to 11%.

The Portfolio Manager's long-term outlook for stocks continues to be quite positive, and he plans to increase the equity weighting from its current level. We anticipate better equity values over the next several months, and we will probably invest our cash position when those opportunities arise.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY


            ========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                       1 YEAR                    20.89%
                       SINCE INCEPTION*          17.49%


            * The Portfolio commenced operations on October 4, 1994.
            ========================================================


                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                          [INVESTMENT MOUNTAIN CHART]

12/31/33  Portfolio   S&P 500 Index   60% S&P 500 Index/       Lehman Government
                                      40% Lehman Government/   Bond Index
                                      Corporate Bond Index**
          10000       10000           10000                    10000
          10070       10224           10130                    9989
          9749        9852            9900                     9971
12/31/94  9850        9998            10014                    10037
          9981        10257           10246                    10230
          10193       10657           10581                    10467
          10344       10971           10797                    10537
          10566       11294           11050                    10684
          10940       11744           11499                    11132
6/30/95   11020       12017           11698                    11221
          11152       12415           11920                    11177
          11263       12446           11996                    11320
          11585       12971           12357                    11435
          11535       12924           12396                    11603
          11989       13491           12812                    11794
12/31/95  12266       13751           13038                    11968
          12493       14219           13348                    12043
          12482       14351           13325                    11787
          12637       14489           13369                    11688
          12689       14702           13465                    11608
          12761       15081           13684                    11588
6/30/96   12833       15138           13780                    11743
          12585       14170           13390                    11770
          12761       14776           13562                    11742
          13164       15607           14144                    11950
          13474       16037           14514                    12229
          14114       17248           15330                    12454
12/31/96  13947       16906           15070                    12316
          14307       17962           15709                    12330
          14466       18103           15804                    12356
          14148       17361           15300                    12209
          14541       18396           15993                    12388
          15082       19521           16714                    12503
6/30/97   15495       20388           17294                    12654
          16301       22010           18422                    13041
          15803       20778           17625                    12894
          16399       21916           18388                    13097
          16155       21184           18033                    13307
          16591       22164           18649                    13397
12/31/97  16860       22545           18934                    13517

Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

** The comparative index has changed from prior years. The new benchmark
   (60% S&P 500, 40% Lehman Government/Corporate) more accurately reflects the returns of the broad securities markets.


                           DISTRIBUTION BY ASSET TYPE
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]

                    Corporate Bonds and Notes          12.4%
                    U.S. Treasury Securities           15.9%
                    Short-Term Investments             14.8%
                    Mortgage-Backed Securities          3.4%
                    Common Stock                       50.7%
                    Other Investments                   2.8%

                              ADVANTAGE PORTFOLIO
                               DECEMBER 31, 1997

The Advantage Portfolio (the "Portfolio") seeks current income with a very low degree of share-price fluctuation. During 1997, the Portfolio had a total return of 5.71%. The Salomon Brothers 1-Year Treasury Index (the "benchmark") had a return of 6.11%.

The Portfolio entered 1997 with a very defensive structure. It had very little credit risk, and its effective maturity was shorter than normal.

Interest rates increased during the first quarter because of concerns about inflation. Because of its defensive posture, the Portfolio produced strong returns relative to its benchmark. Low levels of inflation persisted, and interest rates declined in April. This time, the Portfolio's defensive position had a negative impact on performance.

In May, the Portfolio Manager adopted a more aggressive stance. He increased the Portfolio's average effective maturity, reduced credit quality, and purchased high coupon callable debt. Portfolio returns were very similar to the benchmark during May and June.

Inflationary pressures appeared to resurface over the summer, and the Portfolio was invested more conservatively. This strategy hurt performance, as interest rates dropped significantly in July.

At the end of October, economic problems surfaced in Asia. Bond yields dropped, boosting overall performance. At the same time, however, yields on corporate securities increased relative to U.S. Treasury yields. This had a negative impact on performance relative to the benchmark. Approximately 75% of the Portfolio is invested in corporate debt securities. The benchmark only contains U.S. Treasury securities.

The Portfolio Manager thinks that interest rates will continue to decline in 1998. The crisis in Asia should slow down the U.S. economy. Inflation and commodity prices should also remain low. Given these conditions, a reduction in the federal funds rate is likely.

Difficulties in Asia have also caused investors to invest more heavily in the bond market. This trend is likely to continue, as economic conditions remain uncertain in that area of the world. Higher demand for fixed income securities should result in lower yields.

Currently, the Portfolio is invested in a more aggressive manner. The Portfolio Manager has conducted extensive research to identify attractive high-yield investments. The Portfolio has assumed greater credit risk, and the effective maturity has been extended. The Portfolio has also purchased high coupon callable debt.


                      EQUITABLE INVESTMENT SERVICES, INC.

            ========================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                     5.71%
                        SINCE INCEPTION*           6.77%

            * The Portfolio commenced operations on October 4, 1994.
            ========================================================

                         VALUE OF A $10,000 INVESTMENT
                       SINCE INCEPTION (OCTOBER 4, 1994)

                          [INVESTMENT MOUNTAIN CHART]

                          Portfolio           Salomon 1-Yr Treasury
                          10000               10000
                          10020               10041
                          10060               10035
              12/31/94    10097               10071
                          10107               10172
                          10178               10261
                          10209               10322
                          10320               10393
                          10462               10486
              6/30/95     10542               10547
                          10644               10598
                          10725               10650
                          10796               10697
                          10887               10757
                          10958               10822
              12/31/95    11022               10886
                          11130               10956
                          11195               10969
                          11217               11033
                          11249               11041
                          11303               11086
              6/30/96     11368               11148
                          11412               11190
                          11455               11245
                          11531               11320
                          11596               11406
                          11661               11464
              12/31/96    11696               11503
                          11763               11560
                          11820               11602
                          11842               11633
                          11876               11704
                          11954               11778
              6/30/97     12033               11848
                          12112               11933
                          12145               11975
                          12207               12040
                          12252               12108
                          12319               12149
              12/31/97    12364               12207


Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

                           DISTRIBUTION BY ASSET TYPE
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]

                       Commercial Paper                   25.8%
                       U.S. Treasury Securities            4.5%
                       Govt. Agency Securities Dept.       9.5%
                       Corporate Bonds                    51.2%
                       Other Investments                   9.0%

                            VALUE + GROWTH PORTFOLIO
                               DECEMBER 31, 1997

The objective of the Value + Growth Portfolio (the "Portfolio") is capital appreciation. The Portfolio's strategy is to buy securities that exhibit favorable relationships between growth rates and price to earnings ratios in sectors offering above average growth potential.

During 1997, the Portfolio produced a return of 15.69%. Over the same period, the Standard & Poors 500 Index and Russell Midcap Index had returns of 33.36% and 29.01%, respectively.

Throughout 1997, the Portfolio had a large position in the technology sector. During the first nine months of the year, this strategy had a positive impact on performance. The Portfolio posted a nine-month return of 34.38%. The Standard & Poors 500 Index had a return of 29.64% over the same period.

In the fourth quarter, stocks fell due to economic problems in Asia. Technology stocks were hit the hardest. The Portfolio posted a quarterly loss of 13.92%. In contrast, the Standard & Poors 500 Index had a positive return of 2.87%.

Despite recent performance, the Portfolio Manager remains optimistic about the technology sector. The Portfolio continues to hold significant positions in Compaq Computer Corporation, Dell Computer Corporation, and several other technology companies.

The Portfolio Manager is also optimistic about the financial services sector. He has identified several companies that are positioned to take advantage of the rapidly growing retirement savings market.

Disposable household income is projected to increase more than 30% between 1995 and 2000. As the U.S. population ages, a larger percentage of this income will probably be channeled into retirement savings vehicles. For these reasons, the Portfolio Manager is very optimistic about some of the leading companies serving the retirement savings market.

Currently, Merrill Lynch & Company Inc. is one of the Portfolio's largest holdings. It has strong brokerage and investment management operations, and more than $1 trillion in assets under management. The Portfolio also holds positions in Travelers Group, Inc. and Charles Schwab Corporation.

Going into 1998, the Portfolio's characteristics are encouraging. The Portfolio has approximately the same price/earnings ratio as the Standard & Poors 500 Index, but the Portfolio has substantially higher projected earnings growth. The Portfolio Manager seeks to identify stocks with these characteristics because he believes that they will generate exceptional returns over long periods of time.


                         ROBERTSON, STEPHENS & COMPANY
                          INVESTMENT MANAGEMENT, L.P.


             ======================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                    15.69%
                        SINCE INCEPTION*          17.99%

             * The Portfolio commenced operations on April 1, 1996.
             ======================================================


                         VALUE OF A $10,000 INVESTMENT
                        SINCE INCEPTION (APRIL 1, 1996)

                          [INVESTMENT MOUNTAIN CHART]

                     Portfolio       S&P 500 Index       Russell Midcap Index
         4/1/96      10000           10000               10000
                     10490           10147               10283
                     10670           10409               10439
         6/30/96     10230           10448               10282
                      9640            9987                9645
                     10030           10198               10105
         9/30/96     10880           10771               10604
                     10820           11068               10689
                     11850           11904               11340
         12/31/96    11547           11668               11224
                     12355           12397               11644
                     12173           12494               11627
         3/31/97     11375           11982               11133
                     12011           12697               11410
                     13325           13473               12242
         6/30/97     13315           14072               12643
                     15254           15191               13697
                     14830           14341               13549
         9/30/97     15511           15126               14322
                     13844           14621               13765
                     13753           15297               14092
         12/31/97    13359           15560               14481

Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

                            DISTRIBUTION BY INDUSTRY
                         AS A PERCENTAGE OF INVESTMENTS
                             [INVESTMENT PIE CHART]

             Financial Services                              17.9%
             Drugs & Health Care Services                     8.4%
             Consumer Speciality Retail                      14.5%
             Computer Components, Software and Services      20.6%
             Other Equity Securities                         30.9%
             Semiconductors and Equipment                     7.7%

                           GROWTH & INCOME PORTFOLIO
                               DECEMBER 31, 1997

The Growth & Income Portfolio (the "Portfolio") seeks high long-term total returns. The Portfolio invests primarily in small and mid-cap companies. However, the Portfolio Manager tries to reduce risk by investing in convertible bonds and other income-producing securities.

For the year, the Portfolio provided a total return of 25.15%. The Russell Midcap Index and Russell 2000 Index had total returns of 29.01% and 22.36%, respectively.

Equity markets exhibited considerable volatility during 1997. Fortunately, the value of the Portfolio fluctuated significantly less than the overall market.

Equity markets declined in the first and fourth quarters of the year. During these periods, the Russell 2000 Index lost a total of 8.35%, while the Portfolio only declined by 5.00%. Stock prices appreciated significantly in the second and third quarters of the year. During this six-month period, the Russell 2000 Index had a total return of 33.51%, and the Portfolio returned 31.72%. Overall, investors received superior risk-adjusted performance.

The Portfolio's overweighting in the oil services industry helped performance. Noble Drilling Corporation, Camco International Inc. and Patterson Energy Inc. all produced strong returns. At the end of 1997, oil service companies represented 13 percent of the Portfolio.

While the price of oil has fluctuated, integrated oil companies continue their search for oil reserves. As we enter 1998, the number of drilling rigs at work worldwide is at a ten year high. We believe this trend, coupled with industry consolidation, will support continued strong performance of energy service stocks.

The cable television industry has also produced strong returns. Last summer, stock prices appreciated substantially after Microsoft Corporation announced a $1 billion investment in Comcast Corporation. At year-end, the industry represented 7% of the Portfolio. Current positions include Tele-Communications Inc., Nextlevel Systems and U.S. West Media Group.

The Portfolio holds a large number of securities, and it is well diversified across industry groups. We are optimistic about the prospects of the financial services and energy sectors. The Portfolio is currently overweighted in both of these areas. We are less optimistic about the consumer sector, and it is underweighted in the Portfolio.

We are cautiously optimistic about 1998 and have positioned the Portfolio more conservatively than in 1997. Still, we believe that the Portfolio will continue to provide investors with strong risk-adjusted returns in the coming year.


                         ROBERTSON, STEPHENS & COMPANY
                          INVESTMENT MANAGEMENT, L.P.

             ======================================================
                          AVERAGE ANNUAL TOTAL RETURN

                        1 YEAR                    25.15%
                        SINCE INCEPTION*          29.84%

             * The Portfolio commenced operations on April 1, 1996.
             ======================================================


                         VALUE OF A $10,000 INVESTMENT
                        SINCE INCEPTION (APRIL 1, 1996)

                           [INVESTMENT MOUTAIN CHART]

12/13/11   Portfolio   S&P 500 Index   Russel Midcap Index**   Russel 2000 Index
4/1/96     10000       10000           10000                   10000
           10720       10147           10283                   10535
           11480       10409           10439                   10950
6/30/96    11110       10448           10282                   10500
           11250       9987            9645                    9583
           11030       10198           10105                   10140
9/30/96    11740       10771           10604                   10536
           11850       11068           10689                   10373
           12500       11904           11340                   10801
12/31/96   12621       11668           11224                   11084
           13042       12397           11644                   11305
           12761       12494           11627                   11031
3/31/97    12310       11982           11133                   10511
           12180       12697           11410                   10540
           13313       13473           12242                   11713
6/30/97    13784       14072           12643                   12215
           14746       15191           13697                   12783
           15287       14341           13549                   13076
9/30/97    16221       15126           14322                   14033
           15969       14621           13765                   13416
           15536       15297           14092                   13330
12/31/97   15796       15560           14481                   13563


Average annual total returns of the Portfolio include reinvestment of dividends and distributions. They do not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

** The comparative indices have changed from prior year. The Russell Midcap
   Index and Russell 2000 Index more accurately reflect the investment style of the portfolio.

                            DISTRIBUTION BY INDUSTRY
                         AS A PERCENTAGE OF INVESTMENTS

                             [INVESTMENT PIE CHART]


                         Telecommunications              4.9%
                         Computer Industry               5.2%
                         Banking and Finance            10.5%
                         Oil and Gas                     5.7%
                         Retail                          5.7%
                         Utility                         8.4%
                         Other Investments              10.2%
                         Other Equity Securities        49.4%

                       DESCRIPTION OF COMPARATIVE INDICES

J.P. Morgan Global Government Bond Index -- an index comprised of government bonds from major countries, including the United States.

Lehman Brothers Government/Corporate Bond Index -- an index consisting of U.S. government securities and investment grade corporate debt securities. As of January 31, 1998, the average maturity of the index was 10.2 years.

Lehman Brothers Mortgage-Backed Securities Index -- an index consisting of 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Merrill Lynch Global Government Bond Index II -- an index comprised of government bonds from major countries, including the United States.

Russell Midcap Index -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S. As of May 31, 1997, the median market capitalization of the Russell Midcap Index was $2.3 billion.

Russell 2000 Index -- an index consisting of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index contains the 3,000 largest companies in the U.S. As of May 31, 1997, the median market capitalization of the Russell 2000 Index was $400 million.

Salomon Brothers 1-Year Treasury Index -- an index consisting of 1-year U.S. Treasury securities.

Standard & Poors 500 Index -- an index consisting of 500 U.S. stocks. As of January 31, 1998, the mean market value of these companies was $15.3 billion.

                      [This page intentionally left blank]

                           EQUI-SELECT SERIES TRUST
                            MONEY MARKET PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

                                            PRINCIPAL      VALUE
                                             AMOUNT       (NOTE 1)
                                           ----------   -----------
COMMERCIAL PAPER - 98.8%
  AEROSPACE & DEFENSE - 4.4%
    AlliedSignal Corporation,
      5.420%+ due 01/12/1998.............  $1,552,000   $ 1,549,235
                                                        -----------
  AUTOMOTIVE - 5.4%
    Daimler-Benz Aktieng:
      5.390%+ due 01/12/1998.............     800,000       798,582
      5.240%+ due 01/20/1998.............     575,000       573,322
      5.590%+ due 01/20/1998.............     200,000       199,377
      5.620%+ due 03/24/1998.............     344,000       339,573
                                                        -----------
                                                          1,910,854
  BEVERAGES - 9.5%
    Anheuser Busch Company:
      5.220%+ due 01/09/1998.............     403,000       402,491
      5.420%+ due 02/02/1998.............   1,288,000     1,281,566
    Coca-Cola Company:
      5.463%+ due 01/27/1998.............     700,000       697,118
      5.430%+ due 02/20/1998.............   1,000,000       992,305
                                                        -----------
                                                          3,373,480
  CHEMICALS - 6.1%
    Cargill Inc.:
      5.190%+ due 01/13/1998.............     500,000       499,072
      5.440%+ due 03/09/1998.............   1,028,000     1,017,458
    Du Pont (E.I.) de Nemours & Company,
      5.100%+ due 01/12/1998.............     661,000       659,891
                                                        -----------
                                                          2,176,421
  COMPUTERS & COMPUTER PRODUCTS - 7.3%
    Hewlett Packard Company,
      5.090%+ due 01/22/1998.............   1,019,000     1,015,463
    International Business Machines
    Credit Corporation,
      5.220%+ due 01/08/1998.............   1,568,000     1,566,262
                                                        -----------
                                                          2,581,725
  FINANCIAL SERVICES - 17.0%
    Associates Corporation of North
      America, 5.540%+ due 01/16/1998....   1,000,000       997,500
    Bellsouth Capital Funding,
      5.530%+ due 02/12/1998.............     780,000       774,831
    Ford Motor Credit Corporation,
      5.100%+ due 01/07/1998.............   1,000,000       999,068
    General Electric Capital Corporation:
      5.390%+ due 01/21/1998.............   1,000,000       996,844
      5.460%+ due 02/23/1998.............     321,000       318,372
      5.470%+ due 02/25/1998.............     275,000       272,659
    Hyundai Motor Financial Corporation,
      5.310%+ due 01/09/1998.............     301,000       300,630
    Pitney Bowes Credit Corporation,
      5.120%+ due 01/14/1998.............     500,000       499,011
    TMI - 1, 4.640%+ due 01/05/1998......     905,000       904,392
                                                        -----------
                                                          6,063,307
  FOODS - 14.5%
    Archer-Daniels-Midland Company:
      5.410%+ due 02/06/1998.............     651,000       647,367
      5.630%+ due 03/06/1998.............   1,100,000     1,088,853
    Heinz Company,
      5.440%+ due 02/23/1998.............   1,375,000     1,363,663
    Hershey Foods Corporation,
      5.480%+ due 01/30/1998.............   1,576,000     1,568,611
    Procter & Gamble Corporation, 5.450%+
      due 03/02/1998.....................     500,000       495,395
                                                        -----------
                                                          5,163,889
COMMERCIAL PAPER (CONTINUED)
  FOREIGN BANKS - 8.1%
    Swiss Bank Corporation,
      5.650%+ due 05/22/1998.............  $1,500,000   $ 1,501,177
    Societe Generale de Paris,
      5.720%+ due 08/04/1998.............   1,000,000       999,426
    Toronto Dominion,
      5.330%+ due 01/26/1998.............     400,000       398,453
                                                        -----------
                                                          2,899,056
  FOREIGN GOVERNMENT - 2.6%
    Sweden (Kingdom of),
      5.460%+ due 03/16/1998.............     950,000       939,240
                                                        -----------
  MULTIMEDIA - 3.3%
    Disney (Walt) Company,
      5.390%+ due 02/27/1998.............   1,200,000     1,189,588
                                                        -----------
  SECURITIES BROKERAGE - 7.1%
    Goldman, Sachs & Company,
      5.440%+ due 01/15/1998.............   1,000,000       997,744
    Merrill Lynch, Pierce, Fenner & Smith
      Inc.: 5.110%+ due 01/06/1998.......   1,136,000     1,135,107
      5.510%+ due 03/25/1998.............     400,000       394,891
                                                        -----------
                                                          2,527,742
  TELECOMMUNICATIONS - 7.7%
    AT&T Corporation:
      4.880%+ due 01/02/1998.............     808,000       807,876
      4.950%+ due 01/05/1998.............     537,000       536,673
      5.100%+ due 01/15/1998.............     125,000       124,736
      5.390%+ due 03/09/1998.............     266,000       263,297
    Bell South Telephone Company,
      5.620%+ due 02/24/1998.............   1,000,000       991,420
                                                        -----------
                                                          2,724,002
  UTILITY - 5.8%
    Ameritech Corporation,
      5.170%+ due 02/06/1998.............   1,079,000     1,072,958
    Florida Power Company,
      5.630%+ due 02/19/1998.............   1,016,000     1,008,021
                                                        -----------
                                                          2,080,979
    TOTAL COMMERCIAL PAPER - (Cost
    $35,179,518)                                         35,179,518
                                                        -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 1.2%
  FEDERAL FARM CREDIT BANK - 1.0%
    FFCB, 5.390%+ due 06/16/1998.........     350,000       341,430
                                                        -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.2%
    FHLMC, 5.750%+ due 07/13/1998........      80,000        77,719
                                                        -----------
    TOTAL U.S. GOVERNMENT AGENCY DISCOUNT
    NOTES - (Cost $419,149)                                 419,149
                                                        -----------
    TOTAL INVESTMENTS -
    (COST $35,598,667*) - 100.0%                        $35,598,667
    OTHER ASSETS AND LIABILITIES - (0.0)%                    (4,300)
                                                        -----------
    NET ASSETS - 100.0%                                 $35,594,367
                                                        ===========

* Aggregate cost for Federal tax purposes.

+ Annualized yield at date of purchase.




See accompanying notes.

                     EQUI-SELECT SERIES TRUST
               MORTGAGE-BACKED SECURITIES PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                            PRINCIPAL       VALUE
                                              AMOUNT       (NOTE 1)
                                            ---------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 67.8%
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 26.9%
    FHLMC:
      Pool #E20197,
        7.000% due 10/01/2010........................  $764,506    $   776,684
      Pool #E65976,
        6.500% due 04/01/2011........................   436,261        437,352
      Pool #E65441,
        7.500% due 04/01/2011........................   420,235        431,527
      Gold, Pool #G10555,
        6.000% due 06/01/2011........................   749,932        738,211
      Pool #D53633,
        7.000% due 06/01/2024........................    64,956         65,585
      Pool #D54394,
        7.000% due 07/01/2024........................   186,652        188,458
      Pool #C00374,
        9.000% due 09/01/2024........................   444,641        473,124
      Pool #D58465,
        9.000% due 01/01/2025........................   514,064        546,995
      Pool #C80428,
        8.000% due 09/01/2026........................   449,453        465,323
      Pool #D55706,
        7.000% due 08/01/2044........................   592,589        598,325
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 22.5%
    GNMA:
      Pool #351992,
        6.000% due 12/15/2008........................   211,769        209,122
      Pool #368358,
        6.000% due 01/15/2009........................   205,239        202,673
      Pool #192568,
        8.000% due 05/15/2017........................   494,212        512,745
      Pool #223830,
        8.000% due 06/15/2017........................   165,487        171,693
      Pool #229269,
        8.000% due 07/15/2017........................    91,904         95,350
      Pool #388581,
        7.500% due 01/15/2024........................   338,229        346,790
      Pool #412787,
        7.000% due 03/15/2026........................   454,144        458,118
      Pool #429361,
        7.000% due 03/15/2026........................   476,886        481,058
      Pool #398795,
        8.500% due 07/15/2026........................   323,744        340,232
      Pool #399003,
        9.000% due 12/15/2026........................   356,000        380,921
      Pool #452930,
        7.500% due 07/15/2027........................   741,362        760,126
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 18.4%
    FNMA:
      Pool #341094,
        6.500% due 04/01/2011........................   330,051        332,114
      Pool #344243,
        6.500% due 04/01/2011........................   412,449        415,027
      Pool #267373,
        6.500% due 01/01/2024........................   384,591        379,904
      Pool #271306,
        6.500% due 02/01/2024........................   301,671        297,993
      Pool #190854,
        6.500% due 06/01/2024........................   202,880        200,407
      Pool #299481,
        8.000% due 04/01/2025........................   424,374        439,358
      Pool #332150,
        8.500% due 12/01/2025........................   424,969        443,957
      Pool #397498,
        7.500% due 08/01/2027........................   697,786        714,358
      TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS - (Cost $11,612,207)                              11,903,530
                                                                   -----------
U.S. TREASURY OBLIGATION - 9.4%
  U.S. TREASURY NOTES:
      6.500%+ due 08/15/2005.........................   600,000        626,262
      5.625%+ due 02/15/2006.........................   500,000        494,675
      6.500%+ due 10/15/2006.........................   500,000        523,771
                                                                   -----------
    TOTAL U.S. TREASURY OBLIGATIONS -
    (Cost $1,600,049)                                                1,644,708
                                                                   -----------
COLLATERALIZED MORTGAGE
OBLIGATION - 4.0% - (COST $702,297)
  ASSET-BACKED SECURITY
    Countrywide Funding Corporation,
      #1995-4, 7.500% due 09/25/2025.................  $700,000    $   701,199
                                                                   -----------
CORPORATE BONDS AND NOTES - 2.9% -
(COST $499,830)
  SECURITIES BROKERAGE
    Lehman Brothers Holdings, 6.625% due
      12/27/2002.....................................   500,000        503,125
                                                                   -----------
SHORT TERM INVESTMENTS - 15.3%
  FINANCIAL SERVICES - 9.9%
    Capital One Bank,
      6.620%+ due 04/13/1998.........................   500,000        500,720
    Ford Motor Credit Corporation,
      4.637%+ due 01/02/1998.........................   747,000        746,870
    Union Planters National Bank,
      6.290%+ due 08/20/1998.........................   500,000        500,700
                                                                   -----------
                                                                     1,748,290
  FEDERAL AGENCY OBLIGATIONS - 2.7%
    Federal Farm Credit Bank,
      5.722%+ due 09/30/1998.........................   500,000        479,520
                                                                   -----------
  INVESTMENT COMPANY - 2.7%
    Merrill Lynch Institutional Fund,
      5.440% due 01/01/2050..........................   466,077        466,077
                                                                   -----------
    TOTAL SHORT TERM INVESTMENTS - (Cost
    $2,695,348)                                                      2,693,887
                                                                   -----------
    TOTAL INVESTMENTS - (COST $17,108,731*) - 99.3%
                                                                   $17,446,449
    OTHER ASSETS AND LIABILITIES - 0.7%                                121,028
                                                                   -----------
    NET ASSETS - 100.0%                                            $17,567,477
                                                                   ===========

*Aggregate cost for Federal tax purposes.

+Annualized yield at date of purchase.




See accompanying notes.

                     EQUI-SELECT SERIES TRUST
               INTERNATIONAL FIXED INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                        DECEMBER 31, 1997
                                          PRINCIPAL       VALUE
                                           AMOUNT        (NOTE 1)
                                        ------------   -----------
GOVERNMENT BONDS - 91.2%
  AUSTRALIA - 4.1% (AUD)
    New South Wales Treasury
      Corporation, 6.500% due
      05/01/2006......................  $    750,000   $   495,497
                                                       -----------
  CANADA - 2.2% (CAD)
    Government of Canada, 7.000% due
      12/01/2006......................       350,000       268,602
                                                       -----------
  DENMARK - 4.5% (DKK)
    Kingdom of Denmark, 7.000% due
      12/15/2004......................     3,400,000       540,872
                                                       -----------
  FRANCE - 4.2% (FRF)
    Government of France, 7.000% due
      10/12/2000......................     2,000,000       353,887
    Obligation Assimilable du Tresor,
      5.500% due 04/25/2004...........       900,000       153,718
                                                       -----------
                                                           507,605
  GERMANY - 15.8% (DEM)
    Bundesrepublik, 6.000% due
      01/04/2007......................       750,000       436,284
    German Federal Republic: 5.750%
      due 05/28/1999..................       750,000       426,612
      5.125% due 11/21/2000...........       875,000       495,525
      5.250% due 02/21/2001...........       150,000        85,122
      6.750% due 07/15/2004...........       500,000       303,029
      6.000% due 01/05/2006...........       300,000       174,547
                                                       -----------
                                                         1,921,119
  ITALY - 4.2% (ITL)
    Republic of Italy: 10.500% due
      04/01/2000......................   300,000,000       189,090
      6.250% due 03/01/2002...........   250,000,000       147,541
      10.000% due 08/01/2003..........   250,000,000       172,202
                                                       -----------
                                                           508,833
  JAPAN - 4.9% (JPY)
    Government of Japan, 2.300% due
      09/20/2007......................    75,000,000       594,485
                                                       -----------
  NETHERLANDS - 4.3% (NLG)
    Dutch Government, 6.000% due
      01/15/2006......................     1,000,000       517,828
                                                       -----------
  SPAIN - 2.2% (ESP)
    Government of Spain, 7.900% due
      02/28/2002......................    37,000,000       268,848
                                                       -----------
  SWEDEN - 4.3% (SEK)
    Kingdom of Sweden:
      6.000% due 02/09/2005...........     1,000,000       127,000
      6.500% due 10/25/2006...........     3,000,000       391,650
                                                       -----------
                                                           518,650
GOVERNMENT BONDS (CONTINUED)
  UNITED KINGDOM - 12.1% (GBP)
    U.K. Treasury:
      7.000% due 06/07/2002...........  $    350,000   $   587,217
      7.500% due 12/07/2006...........       500,000       882,763
                                                       -----------
                                                         1,469,980
  UNITED STATES - 28.4% (USD)
    U.S. Treasury Notes:
      5.500% due 12/31/2000...........       350,000       348,089
      7.250% due 08/15/2004...........     1,000,000     1,081,510
      7.000% due 07/15/2006...........     1,200,000     1,295,820
      6.500% due 10/15/2006...........       700,000       733,278
                                                       -----------
                                                         3,458,697
    TOTAL GOVERNMENT BONDS -  (Cost
    $11,192,763)                                        11,071,016
                                                       -----------
    TOTAL INVESTMENTS -
    (COST $11,192,763*) - 91.2%                        $11,071,016
    OTHER ASSETS AND LIABILITIES - 8.8%                  1,062,012
                                                       -----------
    NET ASSETS - 100.0%                                $12,133,028
                                                       ===========

*Aggregate cost for Federal tax purposes is $11,196,511.

GLOSSARY OF TERMS

AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Deutsche Mark
DKK - Danish Krona
ESP - Spanish Peseta
FRF - French Franc
GBP - Great Britain Pound Sterling
ITL - Italian Lira
JPY - Japanese Yen
NLG - Netherlands Guilder
SEK - Swedish Krona
USD - United States Dollar



See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK - 93.8%
  AIRLINES - 0.0%#
    Midway Airlines Corporation+........         500   $      7,563
                                                       ------------
  BANKING AND FINANCE - 2.1%
    Compass Bancshares Inc. ............      27,100      1,185,626
    First Hawaiian Inc. ................      28,000      1,113,000
                                                       ------------
                                                          2,298,626
  BROADCASTING - 1.1%
    American Radio Systems
      Corporation.......................      10,600        565,113
    Jacor Communications Inc.+..........      12,400        658,750
                                                       ------------
                                                          1,223,863
  CHEMICALS AND ALLIED PRODUCTS - 0.7%
    Cambrex Corporation.................       9,500        437,000
    Cytec Industries Inc.+..............       8,100        380,194
                                                       ------------
                                                            817,194
  COMMERCIAL SERVICES - 0.8%
    Paymentech Inc.+....................      62,000        914,500
                                                       ------------
  COMMUNICATION - 10.3%
    Aerial Communications+..............     161,800      1,152,825
    Ascend Communications Inc.+.........     211,310      5,177,095
    Aspect Telecommunications+..........     103,600      2,162,650
    Cisco Systems+......................      25,200      1,404,900
    Cox Communication, New Class+.......      17,800        713,112
    DST System+.........................      16,400        700,075
                                                       ------------
                                                         11,310,657

  COMPUTER INDUSTRY - 18.0%
    Adobe Systems Inc. .................      15,100        622,875
    Affiliated Computer Services,
      Class A...........................       6,400        168,400
    Aspen Technology Inc.+..............       8,900        304,825
    Best Software Inc.+.................         500          4,625
    BMC Software Inc.+..................      19,500      1,279,688
    Clarify Inc.+.......................      35,000        406,875
    Comverse Technology Inc.+...........      23,300        908,700
    Concentra Managed Care+.............       6,965        235,069
    Edify Corporation+..................     235,900      4,423,125
    Electronic Arts Inc. ...............       4,500        170,156
    Fiserv Inc.+........................      20,700      1,016,887
    HCIA Inc.+..........................      55,800        662,625
    Intel Corporation...................      10,200        716,550
    Microsoft Corporation+..............       8,700      1,124,475
    Oracle Systems+.....................     150,400      3,355,800
    Rational Software+..................       8,500         96,688
    Scopus Technology Inc.+.............      19,600        235,200
    Security Dynamics Technology Inc.+..      15,400        550,550
    Siebel Systems Inc.+................           1             28
    SPR Inc.+...........................         200          3,400
    Synopsys Inc.+......................      34,092      1,218,789
    Technology Solutions................      16,500        435,187
    Transition Systems+.................      51,000      1,128,375
    Vantive Corporation+................      28,200        712,050
                                                       ------------
                                                         19,780,942

  CONSUMER DURABLES - 0.9%
    IRI International Corporation+......       1,100         15,400
    Compuware Corporation+..............      29,300        937,600
                                                       ------------
                                                            953,000
  ELECTRONICS - 12.5%
    Actel Corporation+..................      23,500        296,687
    Analog Devices Inc.+................      38,800      1,074,275
    Cable Design Technologies+..........     110,300      4,287,912
    Teradyne Inc.+......................     118,200      3,782,400
    Tyco International Ltd. ............      96,168      4,333,570
                                                       ------------
                                                         13,774,844
  ENERGY - 0.1%
    Camco International Inc. ...........       2,300        146,481
                                                       ------------

COMMON STOCK (CONTINUED)
  FINANCIAL SERVICES - 2.4%
    Franklin Resources Inc. ............
                                              26,600   $  2,312,537
    Green Tree Financial Corporation....
                                              12,100        316,869
                                                       ------------
                                                          2,629,406
  FOOD AND BEVERAGES - 2.7%
    Friendly Ice Cream Corporation+.....
                                               3,000         34,875
    McCormick & Company Inc. ...........
                                              41,800      1,170,400
    Robert Mondavi Corporation, Class
      A+................................
                                              13,800        672,750
    Tootsie Roll Industries.............
                                              17,500      1,093,750
                                                       ------------
                                                          2,971,775
  HEALTH CARE AND SERVICES - 7.3%
    Acuson+.............................      13,300        220,282
    Advanced Health Corporation.........       1,800         28,575
    Amerisource Health Corporation+.....      22,900      1,345,375
    Health Management Associates Inc. ..       9,600        242,400
    Healthsouth Corporation+............      21,200        588,300
    Mariner Health Group Inc.+..........     172,000      2,795,000
    Renal Treatment Centers Inc.+.......      23,000        830,875
    St. Jude Medical Inc.+..............      26,600        811,300
    United Healthcare Corporation.......      23,489      1,167,110
                                                       ------------
                                                          8,029,217
  HOTELS AND RESTAURANTS - 1.6%
    Applebee's International Inc. ......      26,900        485,882
    Four Seasons Hotels Inc. ...........       9,800        309,925
    Landry's Seafood Restaurants+.......      39,400        945,600
                                                       ------------
                                                          1,741,407
  INFORMATION PROCESSING - 1.6%
    HBO & Company.......................      36,860      1,769,280
    PRT Group Inc.+.....................       1,200         13,650
                                                       ------------
                                                          1,782,930
  INSURANCE - 1.0%
    Compdent Corporation+...............      27,600        559,762
    Conseco Inc. .......................      11,100        504,356
    Esg Re Ltd.+........................         700         16,450
                                                       ------------
                                                          1,080,568
  MANUFACTURING - 0.2%
    Danka Business System, ADR..........      13,300        211,969
                                                       ------------
  MEDIA - 8.1%
    E.W. Scripps Company................       9,200        445,625
    Gemstar International Group Ltd.+...     347,223      8,463,561
                                                       ------------
                                                          8,909,186
  MEDICAL SUPPLIES - 3.8%
    Apache Medical Systems Inc..........      27,600         35,362
    Hologic Inc.+.......................      23,700        490,294
    Idexx Laboratories Inc.+............      12,800        204,000
    Mentor Corporation..................      25,800        941,700
    Microprose Inc.+....................     273,100        597,406
    Physician Sales & Services Inc.+....      39,200        842,800
    Uromed Corporation+.................     318,800      1,125,762
                                                       ------------
                                                          4,237,324
  OFFICE SUPPLIES - 1.7%
    Viking Office Products+.............      86,800      1,893,325
                                                       ------------
  OIL AND GAS - EQUIPMENT & SERVICES - 4.1%
    Apache Corporation..................      10,500        368,156
    Cooper Cameron Corporation+.........      18,800      1,146,800
    Diamond Offshore Drilling...........      18,600        895,125
    Global Industries Ltd.+.............      75,600      1,285,200
    National-Oilwell Inc. ..............      10,000        341,875
    Noble Drilling Corporation+.........       8,500        260,312
    Snyder Oil Corporation..............         750         13,687
      Corporation+......................     368,500        100,567
    Transocean Offshore Inc. ...........       2,700        130,106
                                                       ------------
                                                          4,541,828


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK (CONTINUED)
OTHER - 0.0%#
    Conning Corporation+................         300   $      5,025
    Ivex Packaging Corporation+.........         700         16,800
                                                       ------------
                                                             21,825
  RAILROADS - 1.1%
    Kansas City Southern Industries.....      24,400        774,700
    Wisconsin Central Transportation
      Corporation+......................      16,400        383,350
                                                       ------------
                                                          1,158,050
    Drill-Quip..........................         500         17,562
                                                       ------------
  RETAIL - 6.2%
    AC Moore Arts & Crafts Inc.+........         200          2,275
    Fred Meyer Inc.+....................      45,000      1,636,875
    Gymboree Corporation+...............      86,150      2,358,357
    Novel Denim Holdings Ltd.+..........         300          6,000
    Office Depot Inc.+..................      37,000        885,688
    Rite Aid Corporation................      33,300      1,954,294
                                                       ------------
                                                          6,843,489
  TECHNOLOGY - 4.7%
    Cadence Design Systems Inc.+........      31,840        780,080
    Concord EFS Inc.+...................      35,300        878,087
    First Data Corporation..............      18,400        538,200
    Shared Medical Systems
      Corporation.......................      45,800      3,022,800
                                                       ------------
                                                          5,219,167
  TELECOMMUNICATIONS - 0.8%
    Microcell Telecommunications+.......       1,400          9,450
    Nextlink Communications, Class A+...         500         10,657
    U. S. Cellular Corporation+.........      27,900        864,900
                                                       ------------
                                                            885,007
                                                        103,401,705
    TOTAL COMMON STOCK (Cost $95,254,310)              ------------

SHORT TERM INVESTMENT - 5.7% - (COST $6,299,169)
  FEDERAL HOME LOAN BANK
    FHLB,
      4.878% ++ due 01/02/1998..........  $6,300,000   $  6,299,169
                                                       ------------
    TOTAL INVESTMENTS -
    (COST $101,553,479*) - 99.5%                       $109,700,874
    OTHER ASSETS AND LIABILITIES - 0.5%                     579,291
                                                       ------------
    NET ASSETS - 100.0%                                $110,280,165
                                                       ============

*  Aggregate cost for Federal tax purposes is $103,278,221.

+  Non-income producing security.

++ Annualized yield at date of purchase.

#  Amount represents less than 0.1%.


GLOSSARY OF TERMS
ADR - American Depository Receipt


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                        DECEMBER 31, 1997
                                                         VALUE
                                           SHARES       (NOTE 1)
                                         ----------   ------------
COMMON STOCK - 97.6%
  AEROSPACE AND DEFENSE - 3.5%
    Lockheed Martin Corporation........      21,300   $  2,098,050
    Newport News Shipbuilding..........      72,000      1,831,500
    United Technologies Corporation....      61,600      4,485,250
                                                      ------------
                                                         8,414,800
  APPLICATIONS SOFTWARE - 0.0%#
    Siebel Systems Inc.+...............           1             14
                                                      ------------
  AUTO REPAIR AND AUTO PARTS - 0.4%
    Kwik-Fit Holdings Plc..............     185,600      1,071,442
                                                      ------------
  BANKING AND FINANCE - 3.1%
    BankBoston Corporation.............      16,040      1,506,757
    Chase Manhattan Corporation........      23,576      2,581,572
    PNC Bank Corporation...............      29,100      1,660,519
    Wells Fargo & Company..............       4,700      1,595,356
                                                      ------------
                                                         7,344,204
    Praxair............................      27,900      1,255,500
                                                      ------------
  BROADCASTING - 2.6%
    Clear Channel Communications.......      20,900      1,660,244
    HBO & Company......................      63,300      3,038,400
    Jacor Communications Inc.+.........      28,800      1,530,000
                                                      ------------
                                                         6,228,644
  BROKERAGE - 1.8%
    Chubb Corporation..................      24,900      1,883,062
    Merrill Lynch & Company Inc. ......      20,300      1,480,631
    Morgan Stanley, Dean Witter
      Discover.........................      17,300      1,022,863
                                                      ------------
                                                         4,386,556
  BUSINESS SERVICES - 2.1%
    Cendant Corporation................     149,866      5,151,644
                                                      ------------
  CHEMICALS & ALLIED PRODUCTS - 5.1%
    Air Products & Chemicals Inc. .....      21,100      1,735,475
    Bristol Myers Squibb Company.......      72,000      6,813,000
    Cytec Industries Inc.+.............      50,600      2,375,037
    Du Pont (E. I.) De Nemours &
      Company..........................      20,200      1,213,262
                                                      ------------
                                                        12,136,774
  COMMERCIAL SERVICES - 0.4%
    Accustaff Inc.+....................      44,600      1,025,800
                                                      ------------
  COMPUTER INDUSTRY - 11.6%
    Adobe Systems Inc. ................      41,200      1,699,500
    BMC Software, Inc.+................      36,600      2,401,875
    Cisco Systems+.....................      45,300      2,525,475
    Compaq Computer Corporation........      68,350      3,857,503
    Electronic Arts Inc.+..............      54,400      2,057,000
    Intel Corporation..................      53,500      3,758,375
    Microsoft Corporation+.............      46,000      5,945,500
    Oracle Systems+....................     134,700      3,005,494
    Sun Microsystems Inc.+.............      28,500      1,136,438
    Sybase Inc.+.......................      32,100        427,331
    Synopsys Inc. .....................      28,900      1,033,175
                                                      ------------
                                                        27,847,666
  CONSUMER SERVICES - 4.8%
    Compuware Corporation+.............      69,400      2,220,800
    Gillette Company...................      48,400      4,861,175
    Procter & Gamble Company...........      55,400      4,421,613
                                                      ------------
                                                        11,503,588
  COSMETICS AND TOILETRIES - 0.5%
    Revlon Companies Inc.+.............      33,200      1,172,375
                                                      ------------
  ELECTRONICS - 5.4%
    Analog Devices Inc. ...............      29,600        819,549
    Cooper Industries Inc. ............      38,300      1,876,700

COMMON STOCK (CONTINUED)
  ELECTRONICS  - (CONTINUED)
    Sony Corporation...................      26,000   $  2,310,226
    Teradyne Inc.+.....................      30,800        985,600
    Tyco International Ltd. ...........     156,834      7,067,332
                                                      ------------
                                                        13,059,407
  ENVIRONMENTAL CONTROL - 1.0%
    Browning Ferris Industries Inc. ...      63,400      2,345,800
                                                      ------------
  FINANCIAL SERVICES - 7.4%
    Advanta Corporation, Class B.......       9,000        228,375
    Allstate Corporation...............      22,400      2,035,600
    American Express Company...........      12,300      1,097,775
    Associates First Capital
      Corporation......................      14,200      1,009,975
    Comerica Inc. .....................      28,500      2,572,125
    Corestate Financial Corporation....      25,200      2,017,575
    Federal National Mortgage
      Association......................      40,200      2,293,912
    Fleet Financial Group Inc. ........      32,700      2,450,456
    Franklin Resources Inc. ...........      11,650      1,012,822
    ReliaStar Financial Corporation....      43,754      1,802,118
    Union Planters Corporation.........      18,362      1,247,468
                                                      ------------
                                                        17,768,201
  FOOD AND BEVERAGES - 4.3%
    Coca Cola Company..................      68,000      4,530,500
    Earthgrains Company................      17,000        799,000
    McCormick & Company Inc. ..........      51,800      1,450,400
    Safeway Inc.+......................      57,100      3,611,575
                                                      ------------
                                                        10,391,475
  HEALTH CARE AND SERVICES - 4.1%
    Cardinal Health Corporation........      25,300      1,900,662
    HEALTHSOUTH Corporation+...........      69,534      1,929,569
    Tenet Healthcare Corporation.......      47,600      1,576,750
    United Healthcare Corporation......      87,400      4,342,688
                                                      ------------
                                                         9,749,669
  HOTELS AND RESTAURANTS - 1.3%
    Hilton Hotels Corporation..........      30,500        907,375
    Host Marriott Corporation..........      63,500      1,246,188
    Jarvis Hotels Plc**................     301,800        750,926
    Promus Hotel Corporation+..........       4,116        172,872
                                                      ------------
                                                         3,077,361
  HOUSEHOLD PRODUCTS - 3.1%
    Clorox Company.....................      21,900      1,731,469
    Colgate Palmolive Company..........      71,600      5,262,600
    Dial Corporation...................      22,300        464,119
                                                      ------------
                                                         7,458,188
  INSURANCE - 6.7%
    Cigna Corporation..................      10,900      1,886,381
    Conseco Inc. ......................      92,600      4,207,512
    FPIC Insurance Group Inc.+.........       6,800        198,050
    Hartford Financial Services
      Group............................      29,100      2,722,669
    Lincoln National Corporation
      Ltd..............................      21,500      1,679,688
    PennCorp Financial Group Inc. .....      30,600      1,092,038
    Travelers Group Inc. ..............      42,500      2,289,688
    Skandia Forsakrings AB.............      40,800      1,924,407
                                                      ------------
                                                        16,000,433
  MACHINERY - 0.5%
    American Standard Company+.........      32,600      1,248,987
                                                      ------------
  MEDICAL PRODUCTS AND SUPPLIES - 3.2%
    Boston Scientific Corporation+.....      44,500      2,041,437
    Novartis AG........................       3,056      4,955,167
    Sankyo Company Ltd.................      18,000        406,741
    UroMed Corporation+................      52,400        185,038
                                                      ------------
                                                         7,588,383
  OFFICE EQUIPMENT - 0.8%
    Canon Inc. ........................      82,000      1,909,460
                                                      ------------


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                        DECEMBER 31, 1997
                                                         VALUE
                                           SHARES       (NOTE 1)
                                         ----------   ------------
COMMON STOCK (CONTINUED)
OIL AND GAS - 2.9%
    British Petroleum Corporation,
      ADR..............................      40,867   $  3,256,589
    Chevron Corporation................      17,600      1,355,200
    USX Marathon Group Inc., New.......      68,500      2,311,875
                                                      ------------
                                                         6,923,664
  OTHER - 1.5%
    Alcatel Alsthom CGE, Sponsored
      ADR..............................      92,800      2,349,000
    Cia Cervejaria Brahma, ADR.........      95,200      1,350,650
                                                      ------------
                                                         3,699,650
  PAPER AND PAPER PRODUCTS - 2.1%
    Kimberly Clark Corporation.........      72,500      3,575,156
    Stone Container Corporation........     132,300      1,380,881
                                                      ------------
                                                         4,956,037
  RAILROADS - 1.6%
    Burlington Northern Santa Fe.......      24,600      2,286,262
    Wisconsin Central Transportation
    Corporation+.......................      72,800      1,701,700
                                                      ------------
                                                         3,987,962
  REAL ESTATE - 0.0%#
    Wharf Holdings Inc. ...............      12,000         26,326
                                                      ------------
  RETAIL - 4.9%
    CVS Corporation....................      10,300        659,844
    Fred Meyer Inc.+...................      45,200      1,644,150
    Gymboree Corporation+..............      39,300      1,075,837
    Home Depot Inc. ...................      61,600      3,607,450
    Office Depot Inc.+.................      66,800      1,599,025
    Reebok International Ltd. .........      11,900        342,869
    Rite Aid Corporation...............      48,700      2,858,081
                                                      ------------
                                                        11,787,256
  TECHNOLOGY - 3.1%
    Cadence Design System Inc.+........      82,100      2,011,450
    Computer Association International
      Inc. ............................      63,825      3,374,747
    First Data Corporation.............      68,200      1,994,850
                                                      ------------
                                                         7,381,047
  TELECOMMUNICATIONS - 4.0%
    Aspect Telecommunication+..........     103,400      2,158,475
    Brooks Fiber Properties Inc.+......      13,300        731,500
    Intermedia Communications+.........      15,100        917,325
    MCI Communications Corporation.....      35,000      1,498,438
    Sprint Corporation.................      47,300      2,772,963
    Worldcom Inc+......................      51,500      1,557,875
                                                      ------------
                                                         9,636,576
COMMON STOCK (CONTINUED)
  TOBACCO - 2.0%
    Philip Morris Companies Inc. ......     107,000   $  4,848,438
                                                      ------------
  UTILITIES - 1.3%
    Baker Hughes Inc. .................      43,300      1,888,962
    California Energy Inc. ............      39,200      1,127,000
                                                      ------------
                                                         3,015,962
    TOTAL COMMON STOCK - (Cost                         234,399,289
    $211,232,631)                                     ------------

                                          PRINCIPAL
                                             AMOUNT
                                         ----------
FEDERAL AGENCY OBLIGATIONS - 4.2%
- (COST $9,996,914)
  FEDERAL HOME LOAN BANKS
    FHLB:
      4.878%++ due 01/02/1998..........  $6,500,000      6,499,142

      4.304%++ due 01/05/1998..........   3,500,000      3,497,772
                                                      ------------
                                                         9,996,914
    TOTAL INVESTMENTS - (COST $221,451,885*) -
    101.8%                                            $244,396,203
    OTHER ASSETS AND LIABILITIES - (1.8)%               (4,281,674)
                                                      ------------
    NET ASSETS - 100.0%                               $240,114,529
                                                      ============

*  Aggregate cost for Federal tax purposes is $221,819,171.

+  Non-income producing security.

++ Annualized yield at date of purchase.

#  Amount represents less than 0.1%.

GLOSSARY OF TERMS
ADR - American Depository Receipt




See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                            TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997
                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK - 51.4%
  AEROSPACE AND DEFENSE - 1.9%
    General Dynamics Corporation........      13,200   $  1,140,975
    Lockheed Martin Corporation.........       7,300        719,050
    Raytheon Company, Class A...........       2,359        116,349
    Raytheon Company, Class B...........      20,100      1,015,050
    United Technologies Corporation.....       4,300        313,094
                                                       ------------
                                                          3,304,518
  ALUMINUM - 0.4%
    Aluminum Company of America.........       9,300        654,487
                                                       ------------
  AUTOMOBILES - 0.7%
    Ford Motor Company..................      21,900      1,066,256
    General Motors Corporation..........       2,500        151,563
    Volvo AB- ADR.......................       3,900        105,300
                                                       ------------
                                                          1,323,119
  AUTO PARTS - 0.4%
    Lear Corporation+...................      13,900        660,250
                                                       ------------
  BANKING AND FINANCE - 3.0%
    BankBoston Corporation..............       2,000        187,875
    Bank of New York Inc. ..............      22,900      1,323,906
    BB&T Corporation Class A............       6,600        422,812
    Chase Manhattan Corporation.........       4,828        528,666
    Fleet Financial Group Inc. .........       5,700        427,144
    Nationsbank Corporation.............      15,500        942,594
    PNC Bank Corporation................      25,100      1,432,269
                                                       ------------
                                                          5,265,266
  BUILDING CONSTRUCTION - 0.1%
    Sherwin-Williams Company............       7,000        194,250
                                                       ------------
  CHEMICALS - 2.8%
    Air Products & Chemicals Inc. ......      10,600        871,850
    Akzo Nobel..........................       8,250      1,422,400
    Dow Chemical Company................       2,800        284,200
    Hoechst AG..........................       9,200        322,179
    Nalco Chemical Company..............       4,900        193,856
    Philip Morris Companies Inc. .......      40,450      1,832,891
                                                       ------------
                                                          4,927,376
  COMPUTERS & BUSINESS EQUIPMENT - 1.1%
    Digital Equipment Corporation, Class
    A+..................................      13,800        510,600
    International Business Machines
    Corporation.........................      14,100      1,474,331
                                                       ------------
                                                          1,984,931
  CONGLOMERATES - 0.1%
    Eastern Enterprises Inc. ...........       4,000        180,000
    Tenneco Inc. .......................         900         35,550
                                                       ------------
                                                            215,550
  CONSUMER GOODS & SERVICES - 0.2%
    Service Corporation International...       7,641        282,239
                                                       ------------
  DRUGS & HEALTH CARE SERVICES - 2.1%
    American Home Products
      Corporation.......................      15,900      1,216,350
    Astra AB, ADR.......................           1             17
    Novartis AG.........................         578        937,201
    Smithkline Beecham Plc, ADR.........      30,900      1,589,419
                                                       ------------
                                                          3,742,987
  ELECTRICAL EQUIPMENT - 1.3%
    General Electric Company............      23,400      1,716,975
    Hubbell Inc., Class B...............      10,000        493,125
                                                       ------------
                                                          2,210,100
  ELECTRONICS - 0.3%
    Tyco International Ltd. ............      12,000        540,750
                                                       ------------
  ENVIRONMENTAL CONTROL - 0.7%
    Browning Ferris Industries Inc. ....      32,100      1,187,700
                                                       ------------
  FINANCIAL SERVICES - 5.6%
    Allstate Corporation................       3,500   $    318,063
    American Express Company............      18,100      1,615,425
    Beneficial Corporation..............       1,900        157,938
    Corestate Financial Corporation.....       7,900        632,494
    Edwards A.G. Incorporated...........      16,100        639,975
    Federal Home Loan Mortgage
    Corporation.........................      12,400        520,025
    Federal National Mortgage
      Association.......................      20,800      1,186,900
    Merrill Lynch & Company Inc. .......       4,200        306,337
    Morgan Stanley Dean Witter
      Discover..........................      10,400        614,900
    National City Corporation...........      27,500      1,808,125
    Northern Trust Corporation..........      17,100      1,192,725
    Norwest Financial Corporation.......      24,400        942,450
                                                       ------------
                                                          9,935,357
  FOOD AND BEVERAGES - 0.7%
    Diageo Plc..........................      44,800        411,665
    General Mills Incorporated..........       3,400        243,525
    McCormick & Company Inc. ...........       6,300        176,400
    PepsiCo Incorporated................      10,400        378,950
    Tricon Global Restaurant+...........       1,330         38,653
                                                       ------------
                                                          1,249,193
  FOREST PRODUCTS - 0.8%
    Champion International..............       8,500        385,157
    Weyerhaeuser Company................      20,800      1,020,500
                                                       ------------
                                                          1,405,657
  GAS EXPLORATION - 2.5%
    Coastal Corporation.................      20,400      1,263,525
    New Century Energies Inc. ..........      11,000        527,312
    Occidental Petroleum Corporation....      18,500        542,282
    Pacific Enterprises Inc. ...........       1,700         63,962
    Repsol S.A., ADR....................       7,700        327,731
    USX-Marathon Group Inc. ............      28,200        951,750
    Williams Companies Inc. ............      24,080        683,270
                                                       ------------
                                                          4,359,832
  GROCERY - 0.3%
    Safeway Inc.+.......................       7,000        442,750
                                                       ------------
  HEALTH MAINTENANCE ORGANIZATIONS - 0.2%
    United Healthcare Corporation.......       7,500        372,656
                                                       ------------
  HOUSEHOLD PRODUCTS - 0.3%
    Colgate Palmolive Company...........       2,600        191,100
    Rubbermaid Inc. ....................      15,100        377,500
                                                       ------------
                                                            568,600
  INSURANCE - 4.4%
    Chubb Corporation...................      17,000      1,285,625
    Cigna Corporation...................       9,100      1,574,870
    Lincoln National Corporation........      15,000      1,171,875
    Provident Companies Inc. ...........      17,000        656,625
    St. Paul Companies Inc. ............      11,500        943,719
    Torchmark Corporation...............      28,800      1,211,400
    Travelers Group Inc. ...............      15,449        832,342
                                                       ------------
                                                          7,676,456
  MACHINE DIVERSIFIED - 0.5%
    Deere & Company.....................      12,600        734,737
    Stanley Works Company...............       1,800         84,937
                                                       ------------
                                                            819,674
  MANUFACTURING - 1.5%
    Allied Signal Inc. .................      37,400      1,456,261
    Cooper Industries Inc. .............      19,500        955,500
    Dexter Corporation..................       5,000        215,937
                                                       ------------
                                                          2,627,698
  MEDICAL SUPPLIES - 0.2%
    Baxter International Inc. ..........       5,400        272,362
                                                       ------------


See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                            TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK (CONTINUED)
METALS - 0.0%#
    Phelps Dodge Corporation............       1,000   $     62,250
                                                       ------------
  OIL AND GAS - 5.4%
    Amoco Corporation...................       6,700        570,337
    Atlantic Richfield Company..........      10,500        841,312
    British Petroleum Plc, ADR..........      28,478      2,269,341
    Chevron Corporation.................       5,500        423,500
    Exxon Corporation...................      17,500      1,070,781
    Keyspan Energy Corporation..........       8,300        305,544
    Mobil Corporation...................      11,300        815,719
    Royal Dutch Petroleum Company.......      22,100      1,197,544
    Texaco Inc. ........................      25,400      1,381,125
    Union Pacific Resources Group
      Inc. .............................       6,800        164,900
    Unocal Corporation..................      10,000        388,125
                                                       ------------
                                                          9,428,228
  PHARMACEUTICALS - 1.3%
    Bristol Myers Squibb Company........      24,500      2,318,312
                                                       ------------
  PHOTOGRAPHY - 0.4%
    Eastman Kodak Company...............      10,500        638,531
                                                       ------------
  POLLUTION CONTROL - 0.4%
    Waste Management Inc. ..............      27,600        759,000
                                                       ------------
  RAILROADS AND EQUIPMENT - 1.2%
    Burlington Northern Santa Fe........       6,000        557,625
    Canadian National Railway Company...      12,000        567,000
    Illinois Central Corporation........      20,200        688,062
    Norfolk Southern Corporation........      12,400        382,075
                                                       ------------
                                                          2,194,762
  REAL ESTATE - 1.0%
    Arden Reality Group Inc. ...........      14,000        430,500
    Boston Properties Inc., Class A.....       7,800        257,887
    Hospitalities Properties Trust......       8,000        263,000
    Meditrust Corporation...............       6,969        256,111
    Tower Realty Trust Inc. ............       4,000         98,500
    TriNet Corporate Realty Trust
      Inc. .............................      10,600        410,087
                                                       ------------
                                                          1,716,085
  RETAIL - 1.9%
    CVS Corporation.....................         800         51,250
    Fred Meyer Inc.+....................      10,000        363,750
    J.C. Penney Company Inc. ...........      14,300        862,469
    May Department Stores Company.......       3,300        173,869
    Rite Aid Corporation................      25,200      1,478,925
    Sears, Roebuck & Company............       6,300        285,075
    York International Corporation......       4,000        158,250
                                                       ------------
                                                          3,373,588
  TELECOMMUNICATIONS - 3.1%
    AT&T Corporation....................      19,900      1,218,875
    Alcatel Alsthom, ADR................      17,703        448,107
    GTE Corporation.....................      29,700      1,551,825
    SBC Communications Inc. ............       7,433        544,467
    Sprint Corporation..................      17,700      1,037,662
    Telephone & Data Systems Inc. ......       6,900        321,281
    Viacom Inc., Class B+...............       7,200        298,350
                                                       ------------
                                                          5,420,567
  TIRES & RUBBER - 0.6%
    BF Goodrich Company.................      24,700      1,023,506
                                                       ------------
  UTILITY - 4.0%
    Baker Hughes Inc. ..................      12,000        523,500
    Bellsouth Corporation...............      14,700        827,794
    Carolina Power & Light Company......      15,000        636,562
    CMS Energy Corporation..............      11,000        484,687
    Cinergy Corp........................      10,000        383,750
    DPL Incorporated....................       3,000         86,250
    Duke Energy Corporation.............      13,288        735,823
    FPL Group Inc. .....................      13,200        781,275
    GPU Inc. ...........................       7,800   $    328,575
    PacifiCorp..........................      22,900        625,456
    Pinnacle West Capital Corporation...      21,300        902,587
    Sierra Pacific Resources............      10,000        375,000
    UGI Corporation.....................      12,600        369,337
    Texas Utilities Company.............       4,900        203,656
                                                       ------------
                                                          7,264,252

    TOTAL COMMON STOCK - (Cost $76,183,958)              90,422,839
                                                       ------------
PREFERRED STOCK - 2.2%
  AEROSPACE - 0.1%
    Loral Space and Communications
      Ltd.+**...........................       3,200        197,600
                                                       ------------
  CHEMICALS - 0.7%
    Henkel KGAA.........................      20,900      1,318,594
                                                       ------------
  FINANCIAL SERVICES - 1.0%
    Finova Finance Trust................       1,900        133,000
    McKesson Financing Trust**..........       6,500        486,687
    NB Capital Corporation**............         200        218,200
    Newell Financial**..................      10,200        532,950
    WBK Strypes Trust...................       8,700        291,450
                                                       ------------
                                                          1,662,287
  HOTELS AND RESTAURANTS - 0.2%
    Host Marriott Financial Trust**.....       6,100        366,000
                                                       ------------
  INDUSTRIAL MACHINERY - 0.1%
    Case Corporation Series A...........       1,100        155,650
                                                       ------------
  STEEL - 0.1%
    Timet Capital Trust I**.............       1,900         94,525
                                                       ------------
    TOTAL PREFERRED STOCK - (Cost                         3,794,656
    $3,348,648)                                        ------------


                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CORPORATE BONDS AND NOTES - 12.6%
  AEROSPACE - 0.1%
    Jet Equipment Trust: 9.410% due
      06/15/2010**......................  $   50,000         59,810
      8.640% due 11/01/2012**...........      48,101         54,165
      10.690% due 11/01/2013**..........      10,000         13,300
    Northrop Grumman Corporation, 9.375%
      due 10/15/2024....................     100,000        119,625
                                                       ------------
                                                            246,900
  AIRLINES - 0.2%
    Continental Airlines Inc.: 9.500%
      due 12/15/2001....................     150,000        158,250
      9.500% due 10/15/2013.............      98,039        114,426
      10.220% due 07/02/2014............      24,303         29,489
    Delta Air Lines Inc., 8.500% due
      03/15/2002........................     100,000        107,625
    United Air Lines Corporation, 7.270%
      due 01/30/2013....................      39,716         40,461
                                                       ------------
                                                            450,251
  AUTOMOBILES - 0.1%
    Ford Motor Company, 7.700% due
      05/15/2097........................      90,000        100,012
                                                       ------------
  BANKING AND FINANCE - 0.8%
    Banco Commercial S.A., 8.250% due
      02/05/2007........................     220,000        212,850
    Colonial Capital II, 8.920% due
      01/15/2027........................     100,000        109,875


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                           PRINCIPAL      VALUE
                                            AMOUNT       (NOTE 1)
                                          ----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  BANKING AND FINANCE  - (CONTINUED)
    First PV Funding Corporation:
      10.300% due 01/15/2014............  $  208,000   $    223,340
      10.150% due 01/15/2016............     29,000         30,776
    MBNA Capital I, 8.278% due
      12/01/2026........................     600,000        618,750
    MBNA Corporation, 6.963% due
      09/12/2002**......................     100,000        101,350
    Midland Funding Corporation II,
      11.750% due 07/23/2005............      31,000         36,425
    Rigs National Corporation, 8.500%
      due 02/01/2006....................     100,000        105,875
                                                       ------------
                                                          1,439,241
  BROADCASTING - 0.3%
    Continental Cablevision Inc., 8.300%
      due 05/15/2006....................     110,000        121,000
    Control Cablevision Inc., 11.000%
      due 06/01/2007....................     250,000        278,750
    Tele-Communications Inc., 8.250% due
      01/15/2003........................     140,000        148,400
                                                       ------------
                                                            548,150

  BUILDING AND CONSTRUCTION - 0.0%#
    Owens Corning Fiberglass
      Corporation, 8.875% due
      06/01/2002........................      10,000         10,925
                                                       ------------
  CHEMICALS - 0.2%
    Philip Morris Inc., 7.750% due
      01/15/2027........................     300,000        325,125
    PT Polysindo Eka Perkasa, 13.000%
      due 06/15/2001....................      55,000         49,500
                                                       ------------
                                                            374,625
  COMMERCIAL SERVICES - 0.2%
    Loewen Group Interest Company,
      6.700% due 10/01/1999.............     375,000        373,076
                                                       ------------
  DRUGS & HEALTH CARE SERVICES - 0.1%
    Tenet Healthcare Company: 8.000% due
      01/15/2005........................     100,000        101,875
      10.125% due 03/01/2005............      35,000         38,237
      8.625% due 01/15/2007.............      15,000         15,544
                                                       ------------
                                                            155,656
  ENTERTAINMENT - 0.8%
    Circus Circus Entertainment: 7.000%
      due 11/15/2036....................     350,000        346,500
      6.700% due 11/15/2096.............     100,000        100,875
    Time Warner Company: 6.100% due
      12/30/2001**......................     250,000        246,563
      9.125% due 01/15/2013.............     325,000        384,719
      9.150% due 02/01/2023.............     230,000        282,900
                                                       ------------
                                                          1,361,557
  FINANCIAL SERVICES - 2.3%
    APP International Finance Company,
      10.250% due 10/01/2000............     300,000        285,000
    Bear Stearns Company Inc., 6.750%
      due 12/15/2007....................     270,000        273,375
    Beaver Valley II Funding
      Corporation: 8.250% due
      06/01/2003........................     151,000        155,719
      8.625% due 06/01/2007.............      60,000         65,775
      9.000% due 06/01/2017.............     250,000        280,625
    Capital One Financial Corporation,
      7.250% due 12/01/2003.............     100,000        101,000
    Conseco Finance Trust, 8.796% due
      04/01/2027........................     100,000        111,625
    ContiFinancial Corporation, 7.500%
      due 03/15/2002....................     530,000        518,075
    Dynex Capital Corporation, 7.875%
      due 07/15/2002....................     100,000         98,625

    First Bank Capital Trust, 8.234% due
      02/01/2027........................  $  300,000   $    322,125
    Indah Kiat Finance Mautitius Ltd.,
      8.880% due 11/01/2000.............     300,000        267,000
    Lehman Brothers Holdings Inc.:
      6.400% due 12/27/1999.............     100,000        100,500
      7.125% due 09/15/2003.............     100,000        103,125
      7.500% due 08/01/2026.............     100,000        105,500
    Providian Capital I, 9.525% due
      02/01/2027**......................     100,000        109,375
    Safeco Capital Trust Company, 8.072%
      due 07/15/2037....................     615,000        648,056
    Salton Sea Funding Corporation,
      7.370% due 05/30/2005.............      20,000         20,725
    SoCo Capital Trust, 8.190% due
      02/01/2037........................      45,000         49,837
    State Street Institutional Capital,
      Class A, 7.940% due
      12/30/2026**......................     100,000        106,206
    Washington Mutual Capital I, 8.375%
      due 06/01/2027....................     250,000        275,000
                                                       ------------
                                                          3,997,268
  FOREST PRODUCTS - 0.7%
    Boise Cascade Corporation, 7.430%
      due 10/10/2005....................     100,000        104,500
    Georgia Pacific Corporation: 9.875%
      due 11/01/2021....................      10,000         11,400
      9.500% due 05/15/2022.............   1,000,000      1,143,750
                                                       ------------
                                                          1,259,650
  GAS EXPLORATION - 0.1%
    Enserch Exploration Inc., 7.540% due
      01/02/2009**......................     100,000        100,290
    Transocean Offshore Inc., 8.000% due
      04/15/2027........................     100,000        113,875
                                                       ------------
                                                            214,165
  HOTELS AND RESTAURANTS - 0.1%
    Hilton Hotels Corporation, 7.950%
      due 04/15/2007....................      85,000         90,419
                                                       ------------
  INDUSTRIAL - 1.4%
    Burlington Industries Inc., 7.250%
      due 08/01/2027....................     120,000        122,850
    Edelnor Corporation, 7.750% due
      03/15/2006........................      50,000         48,500
    Fox/Liberty Network Company, 8.875%
      due 08/15/2007**..................     100,000        100,000
    Hearst-Argyle TV Inc., 7.500% due
      11/15/2027........................     224,000        228,200
    Louis Dreyfus Natural Gas Company,
      6.875% due 12/01/2007**...........     230,000        231,366
    News America Holdings: 8.000% due
      10/17/2016........................     300,000        322,500
      7.750% due 12/01/2045.............     500,000        523,125
    Seacor Smit Inc.: 7.200% due
      09/15/2009........................     375,000        382,500
      7.840% due 05/30/2010.............     100,000        107,375
    Solutia Inc., 7.375 due
      10/15/2027........................     100,000        103,250
    UPM-Kymmene Corporation, 7.450% due
      11/12/2027**......................     270,000        272,109
                                                       ------------
                                                          2,441,775
  INSURANCE - 0.2%
    Equitable Life Assured Society,
      7.700% due 12/01/2015**...........      80,000         86,300
    Nationwide Mutual Life Insurance
      Company, 7.500% due
      02/15/2024**......................     100,000        102,375


See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                            TOTAL RETURN PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                          PRINCIPAL       VALUE
                                            AMOUNT       (NOTE 1)
                                          ----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  INSURANCE  - (CONTINUED)
    Travelers Capital II, 7.750% due
      12/01/2036........................  $  150,000   $    158,625
                                                       ------------
                                                            347,300
  OIL AND GAS - 1.0%
    Chesapeake Energy Corporation,
      7.875% due 03/15/2004.............     197,000        194,784
    Gulf of Canada Resources Ltd.,
      9.250% due 01/15/2004.............     100,000        105,500
    Louisiana Land & Exploration
      Company, 7.650% due 12/01/2023....     100,000        107,500
    Oryx Energy Company: 10.000% due
      04/01/2001........................     100,000        109,875
      8.375% due 07/15/2004.............     100,000        108,375
    Tennessee Gas Pipeline Company,
      7.625% due 04/01/2037.............   1,000,000      1,102,500
    Texas Gas Transmission Inc., 7.250%
      due 07/15/2027....................     100,000        104,000
                                                       ------------
                                                          1,832,534
  OTHER - 0.1%
    Lasmo (USA) Inc., 7.300% due
      11/15/2027........................     180,000        184,950
                                                       ------------
  PRECIOUS METALS AND MINING - 0.2%
    Freeport McMoran Copper & Gold Inc.,
      7.500% due 11/15/2006.............      70,000         70,262
    Ultramar Diamond Company, 7.200% due
      10/15/2017........................     205,000        210,894
                                                       ------------
                                                            281,156
  REAL ESTATE - 0.3%
    Socgen Real Estate Company, 7.640%
      due 12/29/2049**..................     400,000        418,500
    Mirage Resorts Inc., 6.750% due
      08/01/2007........................     100,000        100,125
                                                       ------------
                                                            518,625
  TELECOMMUNICATIONS - 1.0%
    Jasmine Submarine Telecommunications
    Ltd.,
      8.483% due 05/30/2011**...........     100,000         79,000
    TCI Communications Inc.: 7.385% due
      08/27/2001........................     525,000        534,187
      9.650% due 03/31/2027.............     100,000        112,625
    U.S. Cellular Corporation, 7.250%
      due 08/15/2007....................     200,000        206,500
    Worldcom Inc.: 8.875% due
      01/15/2006........................     200,000        215,250
      7.750% due 04/01/2007.............     313,000        336,475
      7.750% due 04/01/2027.............     246,000        267,832
                                                       ------------
                                                          1,751,869
  TRANSPORTATION - 0.2%
    Federal Express Corporation, 7.650%
      due 01/15/2014....................     300,000        321,750
                                                       ------------
  UTILITIES - 2.2%
    California Energy Incorporated:
      10.250% due 01/15/2004............      75,000         81,375
      7.630% due 10/15/2007.............     130,000        130,975
    Cleveland Electric Illuminating
      Company: 7.880% due 11/01/2017....     250,000        264,062
      9.000% due 07/01/2023.............     100,000        110,000
    Commonwealth Edison Company: 6.400%
      due 10/15/2005....................     200,000        195,250
      7.625% due 01/15/2007.............     100,000        105,125
      8.500% due 01/15/2027.............     300,000        321,228
    El Paso Electric Company, 8.900% due
      02/01/2006........................      50,000         55,437
    Empresa Nacional de Electricidad,
      7.325% due 02/01/2037.............  $  100,000   $    100,500
    Hidroelectrica Alicura, 8.375% due
      03/15/1999**......................     100,000         99,000
    Long Island Lighting Company: 8.900%
      due 07/15/2019....................      50,000         53,187
      9.000% due 11/01/2022.............     560,000        623,700
    Niagara Mohawk Power Corporation:
      6.875% due 03/01/2001.............     250,000        250,000
      8.770% due 01/01/2018.............     567,000        618,030
      8.500% due 07/01/2023.............      90,000         94,162
    North Atlantic Energy Corporation,
      9.050% due 06/01/2002.............      65,000         65,650
    Texas-New Mexico Power Company,
      12.500% due 01/15/1999............     100,000        107,250
    Texas Utility Electric Company,
      7.170 due 08/01/2007..............     240,000        249,300
    Utilicorp United Incorporated,
      8.450% due 11/15/1999.............      10,000         10,375
    Waterford 3 Funding Corporation,
      8.090% due 01/02/2017.............     300,000        312,750
                                                       ------------
                                                          3,847,356

    TOTAL CORPORATE BONDS AND                            22,149,210
    NOTES - (Cost $21,418,534)                         ------------

FOREIGN GOVERNMENT BONDS - 0.1%
(COST $99,825)
    Republic of Panama, 7.880% due
      02/13/2000........................     100,000         97,250
                                                       ------------
U.S. GOVERNMENT AND AGENCY SECURITIES - 20.2%
  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
    Beneficial Mortgage Corporation,
      6.088% due 09/28/2037.............   1,089,651      1,087,603
    BCF L.L.C., 7.750% due
      09/25/2026**......................      98,029         98,166
                                                       ------------
    TOTAL COLLATERALIZED MORTGAGE                         1,185,769
    OBLIGATIONS - (Cost $1,183,483)                    ------------

  MORTGAGE-BACKED OBLIGATIONS - 3.4%
    Federal National Mortgage
      Association: 7.500% due
      07/01/2011........................     777,707        798,363
      7.000% due 05/01/2012.............     706,161        716,972
      7.000% due 06/01/2012.............     377,397        383,175
      7.000% due 07/01/2012.............   1,275,086      1,293,961
      7.000% due 11/01/2012.............   1,311,542      1,331,622
    Government National Mortgage Associatio
      8.000% due 06/20/2025.............     300,000        314,830
      7.500% due 05/15/2027.............     987,858      1,012,861
      7.500% due 09/15/2027.............     197,205        202,197
                                                       ------------
                                                          6,053,981
  U.S. TREASURIES - 16.1%
    United States Treasury Bond: 9.250%
      due 08/15/1998....................      55,000         56,212
      9.125% due 01/15/1999.............   5,900,000      6,166,621
      6.250% due 08/31/2002.............     960,000        980,083
      9.875% due 11/15/2015.............     120,000        170,870
      6.625% due 02/15/2027.............     454,000        492,795
      6.375% due 08/15/2027.............   3,403,000      3,593,092
      6.125% due 11/15/2027.............   1,260,000      1,295,872


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
                                           PRINCIPAL      VALUE
                                            AMOUNT       (NOTE 1)
                                          ----------   ------------
U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  U.S. TREASURIES - (CONTINUED)
    United States Treasury Notes: 5.500%
      due 12/31/2000....................  $1,000,000   $    994,540
      6.625% due 03/31/2002.............   4,200,000      4,337,844
      5.750% due 10/31/2002.............   2,600,000      2,603,016
      5.625% due 12/31/2002.............   2,000,000      1,992,683
      7.250% due 05/15/2004.............     460,000        496,570
      6.500% due 10/15/2006.............     362,000        379,209
      6.625% due 05/15/2007.............   4,000,000      4,235,600
      6.125% due 08/15/2007.............     547,000        562,349
                                                       ------------
                                                         28,357,356
    TOTAL U.S. GOVERNMENT AND AGENCY                     35,597,106
    SECURITIES - (Cost $34,105,059)                    ------------
SHORT TERM INVESTMENTS - 15.0%
  FEDERAL HOME LOAN BANK - 7.9%
    FHLB: 4.750%++ due 01/02/1998.......   1,700,000      1,699,779
      5.730%++ due 01/05/1998...........   2,700,000      2,698,281
      5.400%++ due 01/06/1998...........   9,600,000      9,592,800
                                                       ------------
                                                         13,990,860
  FEDERAL NATIONAL MORTGAGE CORPORATION - 3.4%
      3.234++ due 01/08/1998............   5,900,000      5,895,366
                                                       ------------
  TENNESSEE VALLEY AUTHORITY - 3.7%
      4.478++ due 01/16/1998............   6,600,000      6,584,875
                                                       ------------
    TOTAL SHORT TERM INVESTMENTS - (Cost                 26,471,101
    $26,471,098)                                       ------------

    TOTAL INVESTMENTS -
    (COST $162,810,605) - 101.5%                       $178,532,162
    OTHER ASSETS AND LIABILITIES - (1.5)%                (2,635,623)
                                                       ------------
    NET ASSETS - 100.0%                                $175,896,539
                                                       ============

*  Aggregate cost for Federal tax purposes is $162,818,945.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+  Non-income producing security.
++ Annualized yield at date of purchase.
#  Amount represents less than 0.1%.


GLOSSARY OF TERMS
ADR - American Depository Receipt




See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                             ADVANTAGE PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                            PRINCIPAL     VALUE
                                             AMOUNT      (NOTE 1)
                                           ----------   -----------
CORPORATE DEBT SECURITIES - 50.7%
  BANKS - 5.6%
    Capital One Bank, 6.620% due
      04/13/1998.........................  $  500,000   $   500,720
    Union Planters National Bank, 6.290%
      due 08/20/1998.....................     500,000       500,700
                                                        -----------
                                                          1,001,420
  BROKERAGE - 5.1%
    Paine Webber Group Inc., 6.344% due
      07/24/2003.........................     350,000       356,776
    Salomon Brothers Inc., 8.800% due
      02/17/1998.........................     550,000       551,894
                                                        -----------
                                                            908,670
  COMMUNICATION - 7.0%
    New Corporation Ltd, 11.000% due
      06/15/2002.........................     500,000       522,500
    Viacom International Inc., 8.750% due
      05/15/2001.........................     195,000       197,925
    Worldcom Inc., 9.375% due
      01/15/2004.........................     500,000       533,750
                                                        -----------
                                                          1,254,175
  ENTERTAINMENT AND LEISURE - 11.8%
    Blockbuster Entertainment
      Corporation, 6.625% due
      02/15/1998.........................     655,000       655,871
    Caesars World Inc., 8.875% due
      08/15/2002.........................     400,000       412,500
    United Artists, 11.500% due
      05/01/2002.........................   1,000,000     1,045,000
                                                        -----------
                                                          2,113,371
  FINANCIAL SERVICES - 13.9%
    AT&T Capital Corporation, 6.520% due
      05/14/1999.........................     500,000       500,790
    Chrysler Financial Corporation,
      6.440% due 10/06/1998..............     500,000       501,750
    Figgie International Inc., 9.875% due
      10/01/1999.........................     500,000       522,500
    MBNA Global Capital Securities,
      6.550%+++ due 02/01/2027...........     500,000       474,990
    NTC Capital I, 6.278%+++ due
      01/15/2027.........................     500,000       481,865
                                                        -----------
                                                          2,481,895
  REAL ESTATE - 1.7%
    Taubman Realty Group Ltd., MTN,
      6.489% due 07/30/1998..............     300,000       300,918
                                                        -----------
  TOBACCO - 2.8%
    Philip Morris Companies Inc., 6.000%
      due 11/15/1999.....................     500,000       500,000
                                                        -----------
  UTILITY/ELECTRIC - 2.8%
    Consumers Energy Company, 8.750% due
      02/15/1998.........................     500,000       501,276
                                                        -----------
    TOTAL CORPORATE DEBT SECURITIES                       9,061,725
    - (Cost $9,070,622)                                 -----------

MORTGAGE PASS-THROUGHS - 5.3%
  COLLATERALIZED MORTGAGE OBLIGATIONS
    MBNA Master Credit Card Trust,
      6.115%++ due 11/15/2001............     750,000       749,528
    Morgan Stanley Capital I Inc.,
      9.000%++ due 05/01/2016............     193,856       194,561
                                                        -----------
    TOTAL MORTGAGE                                          944,089
    PASS-THROUGHS - (Cost $949,413)                     -----------

FOREIGN BONDS - U.S. DOLLAR DENOMINATED - 3.5%
- (COST $631,054)
  GOVERNMENT
    Kingdom of Sweden, 5.683% due
      04/02/1998.........................  $  640,000   $   630,880
                                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.4%
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (FHLMC) - 3.2%
  FHLMC:
      5.749%++ due 07/13/1998............     413,000       400,862
    Pool #846224, 7.488% due
      07/01/2024.........................     156,975       160,800
                                                        -----------
                                                            561,662

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.8%
  FNMA:
    Conventional, Pool #103363, 7.820%
      due 12/01/2017.....................     145,651       150,350
                                                        -----------
  FEDERAL FARM CREDIT BANK (FFCB) - 5.4%
  FFCB:
      5.675%++ due 08/14/1998............   1,000,000       966,150
                                                        -----------
    TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATIONS                                           1,678,162
    - (Cost $1,679,401)                                 -----------
U.S. TREASURY OBLIGATIONS - 4.5%
- (COST $798,733)
    U.S. TREASURY NOTES
      5.875% due 07/31/1999..............     800,000       802,512
                                                        -----------
COMMERCIAL PAPER-DISCOUNT NOTES - 25.6%
  AUTOMOTIVE - 3.2%
    Daimler-Benz Aktieng, 5.605%++ due
      04/29/1998.........................     577,000       566,504
                                                        -----------
  FINANCIAL SERVICES - 19.3%
    ABN Amro Corporation, 5.817%++ due
      07/02/1998.........................     798,000       775,568
    Ford Motor Credit Corporation,
      4.572%++ due 01/06/1998............     661,000       660,441
    Hyundai Motor Financial Corporation,
      5.306%+++ due 01/09/1998...........     796,000       795,022
    Oyster Creek Fuel Corporation,
      3.754%++ due 01/05/1998............     749,000       748,480
    Progress Capital Corporation,
      2.007%++ due 01/02/1998............     465,000       464,922
                                                        -----------
                                                          3,444,433
  SECURITIES BROKERAGE - 3.1%
    Merrill Lynch & Company Inc.,
      5.719%++ due 05/27/1998............     572,000       558,981
                                                        -----------
    TOTAL COMMERCIAL PAPER -DISCOUNT NOTES - (Cost
    $4,570,432)                                           4,569,918
                                                        -----------
    TOTAL INVESTMENTS -
    (COST $17,699,655*) - 99.0%                         $17,687,286
    OTHER ASSETS AND LIABILITIES - 1.00%                    170,524
                                                        -----------
    NET ASSETS - 100.0%                                 $17,857,810
                                                        ===========

*   Aggregate cost for Federal tax purposes.

++  Annualized yield at date of purchase.

+++ Floating rate security. Rate shown is rate in effect at 12/31/1997.


GLOSSARY OF TERMS
MTN - Medium Term Note




See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                           VALUE + GROWTH PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                                           VALUE
                                             SHARES       (NOTE 1)
                                           ----------   -----------
COMMON STOCKS - 95.3%
  APPAREL - 3.9%
    GAP, Inc. ...........................      38,050   $ 1,348,397
    Nordstrom Inc. ......................      29,000     1,750,875
                                                        -----------
                                                          3,099,272
  COMPUTER COMPONENTS, SOFTWARE AND SERVICES - 19.6%
    Adaptec, Inc.+.......................      40,900     1,518,412
    BMC Software, Inc.+..................      25,400     1,666,875
    Bay Networks, Inc.+..................      56,400     1,441,725
    Cadence Design Systems, Inc.+........      64,800     1,587,600
    Compaq Computer Corporation..........      46,250     2,610,234
    Dell Computer Corporation+...........      30,800     2,587,200
    EMC Corporation+.....................      34,200       938,362
    Lucent Technologies, Inc.............      15,200     1,214,100
    Technical Data Corporation+..........      35,500     1,380,063
    VLSI Technologies, Inc.+.............      30,800       727,650
                                                        -----------
                                                         15,672,221
  CONSUMER SPECIALTY RETAIL - 13.8%
    CVS Corporation......................      26,700     1,710,469
    Compusa Inc.+........................      90,232     2,797,192
    Costco Companies, Inc.+..............      29,900     1,334,288
    Dayton Hudson Corporation............      22,900     1,545,750
    Inacom Corporation+..................      49,375     1,385,586
    Starbucks Corporation+...............      30,600     1,174,275
    Walgreen Company.....................      35,800     1,123,225
                                                        -----------
                                                         11,070,785
  DRUGS AND HEALTH CARE SERVICES - 8.0%
    Cardinal Health, Inc. ...............      19,500     1,464,938
    Lilly Eli and Company................      15,166     1,055,933
    McKesson Corporation.................      22,000     2,380,125
    Pfizer Inc...........................      19,900     1,483,794
                                                        -----------
                                                          6,384,790
  ELECTRONICS - 3.6%
    KLA Instruments Corporation+.........      40,900     1,579,762
    Sony Corporation, New................      13,900     1,261,425
                                                        -----------
                                                          2,841,187
  FINANCIAL SERVICES - 17.0%
    Ahmanson HF and Company..............      32,900     2,202,244
    Chase Manhattan Corporation..........      14,500     1,587,750
    Citicorp.............................      14,300     1,808,056
    Equitable Companies, Inc. ...........      12,900       643,388
    Franklin Resources Inc. .............      12,600     1,095,413
    Household International, Inc. .......      11,700     1,492,481
    Merrill Lynch and Company Inc. ......      32,660     2,382,139
    Northern Trust Corporation...........      16,200     1,129,950
    Schwab Charles Corporation New.......      30,700     1,287,481
                                                        -----------
                                                         13,628,902
  FOOD CHAINS - 2.3%
    General Nutrition Companies, Inc. ...      20,300       690,200
    Safeway, Inc+........................      18,700     1,182,775
                                                        -----------
                                                          1,872,975

COMMON STOCKS (CONTINUED)
  HEALTH CARE ADMINISTRATIVE - 3.1%
    Concentra Managed Care, Inc.+........      28,200   $   951,750
    Healthcare Compare Corporation+......      29,700     1,518,413
                                                        -----------
                                                          2,470,163
  HEALTH MAINTENANCE ORGANIZATION - 1.8%
    United Healthcare Corporation........      29,200     1,450,875
                                                        -----------
  INFORMATION PROCESSING - 3.1%
    HBO and Company......................      50,900     2,443,200
                                                        -----------
  INSURANCE - 3.6%
    SunAmerica Inc. .....................      30,650     1,310,287
    Travelers Group, Inc. ...............      29,400     1,583,925
                                                        -----------
                                                          2,894,212
  OFFICE SUPPLIES - 1.1%
    Staples, Inc.+.......................      30,700       851,925
                                                        -----------
  PACKAGE DELIVERY - 1.0%
    Federal Express Company..............      12,500       763,281
                                                        -----------
  PERSONEL PLACEMENT - 0.5%
    Robert Half International Inc.+......      10,300       412,000
                                                        -----------
  PHARMACEUTICALS - 1.1%
    Bristol-Myers Squibb Company.........       9,600       908,400
                                                        -----------
  SEMICONDUCTORS AND EQUIPMENT - 7.3%
    Applied Materials Inc.+..............      68,600     2,066,575
    National Semiconductor Corporation...      25,600       664,000
    Novellus Systems, Inc.+..............      40,900     1,321,581
    Teradyne Inc.+.......................      57,100     1,827,200
                                                        -----------
                                                          5,879,356
  TELECOMMUNICATIONS - 1.3%
    Northern Telecommunications Ltd. ....      11,800     1,050,200
                                                        -----------
  TRANSPORTATION - 3.2%
    CNF Transportation Inc. .............      33,400     1,281,725
    Swift Transportation Company Inc.+...       7,900       255,762
    U.S. Freightways Corporation.........      17,100       555,750
    Werner Enterprises Inc. .............      10,300       211,150
    Yellow Corporation+..................      10,300       258,787
                                                        -----------
                                                          2,563,174
    TOTAL COMMON STOCKS - (Cost                          76,256,918
    $71,512,504)                                        -----------

    TOTAL INVESTMENTS - (COST $71,512,504*) - 95.3%     $76,256,918
    OTHER ASSETS AND LIABILITIES - 4.7%                   3,799,318
                                                        -----------
    NET ASSETS - 100.0%                                 $80,056,236
                                                        ===========

* Aggregate cost for Federal tax purpose is $72,276,317.

+ Non-income producing security.






See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                          GROWTH & INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK - 72.3%
  AEROSPACE AND DEFENSE - 1.1%
    EVI Inc+............................      28,000   $  1,449,000
                                                       ------------
  AIRLINES - 1.3%
    Continental Airlines Inc, Class
      B+................................      35,000      1,684,375
                                                       ------------
  BANKING AND FINANCE - 9.4%
    American General Corporation+.......      25,000      1,351,563
    AmSouth Bancorporation..............      25,000      1,357,813
    Cape Cod Bank & Trust Company.......      25,000        987,500
    Compass Bancshares Inc. ............      25,000      1,093,750
    Federal National Mortgage
      Association.......................      22,000      1,255,375
    First Union Corporation.............      35,200      1,804,000
    Fleet Financial Group Inc. .........      17,000      1,273,937
    Mellon Bank Corporation.............      18,000      1,091,250
    TCF Financial Corporation+..........      36,000      1,221,750
    Washington Mutual Savings Bank......      19,000      1,212,438
                                                       ------------
                                                         12,649,376
  BIOPHARMACEUTICALS - 1.6%
    Genentech Inc+......................      25,000      1,515,625
    Millenium Pharmaceuticals+..........      32,000        608,000
                                                       ------------
                                                          2,123,625
  CHEMICALS AND ALLIED PRODUCTS - 3.1%
    Crompton & Knowles Corporation......      35,000        927,500
    Imperial Chemical Industries Plc,
      ADR...............................      14,000        909,125
    Medusa Corporation..................      31,200      1,304,550
    Philip Morris Companies Inc. .......      22,500      1,019,531
                                                       ------------
                                                          4,160,706
  COMMUNICATION - 4.0%
    CBS Corporation.....................      30,000        883,125
    Communications Satellite
      Corporation.......................      42,500      1,030,625
    GTE Corporation.....................      25,000      1,306,250
    P-Communications, Inc.+.............      25,000        431,250
    Tele-Communication, Class A+........      60,000      1,676,238
                                                       ------------
                                                          5,327,488
  COMPUTER INDUSTRY - 4.7%
    Data General Corporation+...........      45,000        784,687
    Filenet Corporation+................      42,000      1,265,250
    Intersolv+..........................      80,000      1,620,000
    Secure Computing Corporation+.......      59,800        706,387
    Siebel Systems Inc+.................          50          2,091
    Sun Microsystems Inc+...............      30,000      1,196,250
    System Software Associates Inc.+....      80,000        700,000
                                                       ------------
                                                          6,274,665
  CONSUMER DURABLES - 1.5%
    Albertsons Inc. ....................      24,500      1,160,688
    Compuware Corporation+..............      25,000        800,000
                                                       ------------
                                                          1,960,688
  DATA SERVICES - 0.4%
    Choicepoint Inc.+...................      12,500        596,875
                                                       ------------
  ELECTRONICS - 0.1%
    Brilliant Digital Entertainment+....      33,900        158,906
                                                       ------------
  ENERGY - 4.2%
    Camco International Inc.+...........      22,000      1,401,125
    GPU Inc.............................      27,500      1,158,437
    Oryx Energy Company+................      30,000        765,000
    Patterson Energy Inc.+..............      26,000      1,005,875
    Williams Companies Inc.+............      45,000      1,276,875
                                                       ------------
                                                          5,607,312

  FISHING AND HUNTING - 1.1%
    Alliant Techsystems Inc.+...........      27,500   $  1,533,125
                                                       ------------
  FOOD AND BEVERAGES - 2.3%
    Cadbury Schweppes Plc...............      71,500        720,420
    International Multifoods
      Corporation.......................      35,000        990,938
    JP Foodservice+.....................      37,500      1,385,156
                                                       ------------
                                                          3,096,514
  HEALTH CARE SERVICES - 1.7%
    Beverly Enterprises Inc.+...........      82,500      1,072,500
    Genzyme Corporation+................      45,000      1,248,750
    Pharmerica Inc.+....................         906          9,400
                                                       ------------
                                                          2,330,650
  HOTELS AND RESTAURANTS - 0.1%
    Canadian Hotel Income Properties....      10,000         67,154
                                                       ------------
  HOUSEHOLD PRODUCTS - 0.8%
    Sunbeam Corporation.................      25,000      1,053,125
                                                       ------------
  INSURANCE - 0.8%
    Hartford Life, Class A..............      25,000      1,132,812
                                                       ------------
  MEDICAL PRODUCTS AND SERVICES - 2.2%
    Novoste Corporation+................      10,000        225,000
    Perclose Inc.+......................      68,900      1,326,325
    Spine Tech Inc.+....................      27,800      1,429,963
                                                       ------------
                                                          2,981,288
  NETWORK SOFTWARE - 1.0%
    Concentric Network Corporation+.....      80,500        714,437
    N2K Inc.+...........................      40,000        585,000
    Nextlevel Systems+..................       4,000         71,500
                                                       ------------
                                                          1,370,937
  OIL AND GAS - 5.2%
    Artisan Corporation.................      14,800        113,922
    Burlington Resources Inc. ..........      27,000      1,209,938
    Cooper Cameron Corporation+.........      31,000      1,891,000
    Noble Drilling Corporation+.........      20,000        612,500
    Nordic American Tanker Shipping.....      75,000      1,237,500
    Pioneer Natural Resources Company...      22,500        651,094
    Western Atlas, Inc.+................      16,000      1,184,000
                                                       ------------
                                                          6,899,954
  OTHER - 1.5%
    Walter Industries Inc.+.............      95,000      1,959,375
                                                       ------------
  PHARMACEUTICALS - 1.1%
    Dusa Pharmaceuticals Inc.+..........      63,900        734,850
    Guilford Pharmaceuticals Inc.+......      20,000        402,500
    Intercardia Inc.+...................      16,000        286,000
                                                       ------------
                                                          1,423,350
  REAL ESTATE - 2.4%
    Criimi Mae Inc. ....................      66,700      1,000,500
    FBR Asset Investment Corporation+...      25,000        500,000
    JP Realty Inc.......................      35,000        907,812
    Walden Residential Properties
      Inc...............................      30,000        765,000
                                                       ------------
                                                          3,173,312
  RETAIL - 5.1%
    Dress Barn Inc.+....................      58,000      1,645,750
    Egghead Inc.+.......................     160,000      1,040,000
    Gadzooks Inc.+......................      47,500        997,500
    Miller (Herman) Inc. ...............      26,500      1,445,906
    Vans Inc.+..........................     115,000      1,739,375
                                                       ------------
                                                          6,868,531
  TECHNOLOGY - 2.0%
    ANTEC Corporation+..................      75,000      1,171,875
    Data Dimensions Inc.+...............      20,000        345,000
    Platinum Technology Inc.+...........      42,500      1,200,625
                                                       ------------
                                                          2,717,500


See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                          GROWTH & INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                                          VALUE
                                            SHARES       (NOTE 1)
                                          ----------   ------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS - 4.4%
    Cincinnati Bell Inc.................      37,500   $  1,162,500
    Clearnet Communications, Class A+...      35,000        398,125
    LCI International Worldwide
    Telecommunications+.................      42,500      1,306,875
    Tele-Communications TCI Group, Class
    A+..................................      54,099      1,531,690
    U.S. West Media+....................      53,000      1,530,375
                                                       ------------
                                                          5,929,565
  TRANSPORTATION - 1.6%
    Consolidated Freightways
      Corporation+......................      60,000        817,500
    Genesee & Wyoming Inc., Class A+....      35,500        829,813
    Hvide Marine Inc., Class A+.........      20,000        515,000
                                                       ------------
                                                          2,162,313
  UTILITY - 7.6%
    Baker Hughes Inc. ..................      25,000      1,090,625
    CMS Energy Corporation..............      22,500        991,406
    Citizens Utilities Company, Class
      B+................................     111,100      1,069,337
    Duke Power Company..................      26,500      1,467,437
    Houston Industries Inc. ............      40,000      1,067,500
    Houston Industries Inc.+............      19,000      1,084,187
    Nabors Industries Inc.+.............      45,000      1,414,688
    Southern Company....................      50,000      1,293,750
    Union Electric Company..............      15,000        648,750
                                                       ------------
                                                         10,127,680

    TOTAL COMMON STOCK - (Cost                           96,820,201
    $88,290,852)                                       ------------

PREFERRED STOCK - 8.8%
  AIRLINES - 2.4%
    Trans World Airlines+...............      38,500      1,424,500
    Trans World Airlines **.............      25,000      1,612,500
    Trans World Airlines+**.............       5,000        185,000
                                                       ------------
                                                          3,222,000
  COMMUNICATIONS - 2.2%
    Cablevision Systems Corporation+....      20,000        770,000
    IXC Communications Inc.+**..........       8,400      1,179,211
    Metromedia International Group
      Inc.+.............................      22,500      1,018,125
                                                       ------------
                                                          2,967,336
  ENTERTAINMENT AND LEISURE - 0.8%
    Royal Caribbean Cruise Ltd..........      12,000      1,020,750
                                                       ------------
  FINANCIAL SERVICES - 1.6%
    Conceco Finance Trust...............      27,000      1,383,750
    Newell Financial Trust**............      13,700        715,825
                                                       ------------
                                                          2,099,575
  METALS AND MINING - 1.0%
    Coeur d'Alene Mine Corporation+.....      40,000        485,000
    WHX Corporation, Series A...........      20,000        915,000
                                                       ------------
                                                          1,400,000
  PET FOOD - 0.8%
    Ralston Purina Company+.............      16,000      1,114,000
                                                       ------------
    TOTAL PREFERRED STOCK - (Cost                        11,823,661
    $9,677,440)                                        ------------


                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CONVERTIBLE BONDS - 3.6%
  COMMUNICATION - 0.4%
    Itron Inc., 6.750% due
      03/31/2004**......................  $  500,000        490,000
                                                       ------------







                           EQUI-SELECT SERIES TRUST
                          GROWTH & INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                            PRINCIPAL      VALUE
                                             AMOUNT       (NOTE 1)
                                          ----------   ------------
CONVERTIBLE BONDS (CONTINUED)
  COMPUTER INDUSTRY - 1.2%
    System Software Company, 7.000% due
      09/15/2002........................  $2,000,000   $  1,695,000
                                                       ------------
  CONSUMER GOODS - 1.0%
    Loews Corporation, 3.125% due
      09/15/2007........................     850,000        852,125
    Sports Authority Inc., 5.250% due
      09/15/2001........................     500,000        438,750
                                                       ------------
                                                          1,290,875
  INDUSTRIAL - 0.3%
    Offshore Logistic Inc., 6.000% due
      12/15/2003**......................     300,000        345,750
                                                       ------------
  MEDICAL PRODUCTS AND SERVICES - 0.7%
    Hybridon Inc., 9.000% due
      04/01/2004**......................     500,000        275,000
    Renal Treatment Centers Inc., 5.625%
      due 07/15/2006....................     400,000        480,000
    UroMed Corporation, 6.000% due
      10/15/2003**......................     350,000        210,000
                                                       ------------
                                                            965,000
    TOTAL CONVERTIBLE BONDS -
    (Cost $5,174,870)                                     4,786,625
                                                       ------------
CORPORATE BONDS - 5.6%
  COMMUNICATION - 0.3%
    Cellstar Corporation, Series 144A,**
      5.000% due 10/15/2002.............     600,000        441,000
                                                       ------------
  COMPUTER INDUSTRY - 0.3%
    Apple Computer Inc., 6.000% due
      06/01/2001........................     500,000        401,875
                                                       ------------
  CONSUMER GOODS - 0.3%
    Assisted Living Concepts, 6.000% due
      11/01/2002........................     375,000        413,439
                                                       ------------
  ELECTRONICS - 0.4%
    Read-Rite Corporation, 6.500% due
      09/01/2004........................     600,000        501,000
                                                       ------------
  FINANCIAL SERVICES - 0.5%
    Alternative Living Services, 5.250%
      due 12/15/2002....................     600,000        693,000
                                                       ------------
  HOTELS AND RESTAURANTS - 0.1%
    Boston Chicken Company, 7.750% due
      05/01/2004........................     250,000        153,750
                                                       ------------
  HUMAN SERVICES - 0.8%
    American Retirement Corporation,
      5.750% due 10/01/2002.............   1,000,000      1,020,000
                                                       ------------
  MEDICAL PRODUCTS AND SERVICES - 0.4%
    Spacehab Inc., 8.000% due
      10/15/2007**......................     500,000        511,875
                                                       ------------
  OIL AND GAS - 0.6%
    Key Energy Group Inc., 5.000% due
      09/15/2004........................   1,000,000        863,750
                                                       ------------
  PERSONNEL SERVICES - 0.4%
    Corestaff Inc., 2.940% due
      08/15/2004........................     700,000        583,625
                                                       ------------


See accompanying notes.

                           EQUI-SELECT SERIES TRUST
                          GROWTH & INCOME PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1997

                                           PRINCIPAL       VALUE
                                             AMOUNT       (NOTE 1)
                                          ----------   ------------
CORPORATE BONDS (CONTINUED)
  RETAIL - 0.6%
    Charming Shoppes Inc., 7.500% due
      07/15/2006........................  $  800,000   $    758,000
                                                       ------------
  TELECOMMUNICATIONS - 0.9%
    P-Communications Inc., 144A,**
      4.250% due 11/01/2002.............   1,250,000      1,162,500
                                                       ------------
    TOTAL CORPORATE BONDS - (Cost                         7,503,814
    $7,665,048)                                        ------------

    TOTAL INVESTMENTS - (COST $110,808,210*) - 90.3%   $120,934,301
    OTHER ASSETS AND LIABILITIES - 9.7%                  12,926,818
                                                       ------------
    NET ASSETS - 100.0%                                $133,861,119
                                                       ============

*Aggregate cost for Federal tax purposes is $111,317,908.


**Securities exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registrations to qualified institutional buyers.

+Non-income producing securities.

GLOSSARY OF TERMS
ADR - American Depository Receipt






See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                                                    MORTGAGE-
                                                                   MONEY             BACKED           INTERNATIONAL
                                                                  MARKET           SECURITIES         FIXED INCOME
                                                                 PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                                ---------------------------------------------------
ASSETS
    Investments in securities, at value(a)..................    $35,598,667        $17,446,449         $11,071,016
    Cash, including foreign currency, at value..............             65                634             827,460
    Receivable for securities sold..........................             --                 --                  --
    Receivable for forward currency contracts (Note 6)......             --                 --               1,534
    Interest receivable.....................................         81,064            141,059             254,490
    Dividends receivable....................................             --                 --                  --
    Receivable for fund shares sold.........................             --              4,638                  --
    Receivable from Investment Adviser (Note 3).............            664              5,129               5,628
    Prepaid insurance.......................................          2,616              2,616               2,616
    Deferred organization costs.............................          4,318              4,318               4,318
    Other assets............................................         42,147                 --               3,240
                                                                ---------------------------------------------------
      TOTAL ASSETS..........................................     35,729,541         17,604,843          12,170,302

LIABILITIES

    Payable due to custodian................................             --                 --                  --
    Payable for securities purchased........................             --                 --                  --
    Payable for forward currency contracts (Note 6).........             --                 --                  --
    Payable for fund shares repurchased.....................         97,285                 --               7,475
    Payable for audit fees..................................          5,169              5,169               5,169
    Payable for custody fees................................          3,599                 --               4,051
    Payable for organizational expenses.....................          4,317              4,317               4,317
    Payable to Investment Adviser (Note 3)..................         11,299             13,419              11,581
    Accounts payable and accrued expenses...................         13,505             14,461               4,681
                                                                ---------------------------------------------------
      TOTAL LIABILITIES.....................................        135,174             37,366              37,274
                                                                ---------------------------------------------------
      NET ASSETS............................................    $35,594,367        $17,567,477         $12,133,028
                                                                ===================================================

NET ASSETS CONSIST OF:

    Paid-in Capital (Note 5)................................    $35,599,125        $17,246,493         $12,283,996
    Undistributed net investment income (distributions in
      excess of net investment income) (Note 2).............             --              1,232             (14,895)
    Accumulated net realized gain (loss) on investments and
      foreign currency transactions.........................         (4,758)           (17,966)             (6,443)
    Net unrealized appreciation (depreciation) of:
      Investments...........................................             --            337,718            (121,747)
      Foreign currency transactions.........................             --                 --              (7,883)
                                                                ---------------------------------------------------
      NET ASSETS............................................    $35,594,367        $17,567,477         $12,133,028
                                                                ===================================================

NET ASSET VALUE PER SHARE

    Offering and redemption price per share (based on shares
      of beneficial interest outstanding)...................    $      1.00        $     10.85         $     10.41
    Total shares outstanding at end of period...............     35,599,125          1,619,442           1,165,908

    (a) Investments in securities, at cost..................    $35,598,667        $17,108,731         $11,192,763

See accompanying notes.

                                       TOTAL                       VALUE +       GROWTH &
          OTC          RESEARCH        RETURN       ADVANTAGE      GROWTH         INCOME
       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
      -------------------------------------------------------------------------------------
      $109,700,874   $244,396,203   $178,532,162   $17,687,286   $76,256,918   $120,934,301
           336,353        388,363        214,297            --     5,501,594     10,356,870
           630,813      2,866,114         38,393         5,655     2,748,925      3,077,338
                --             --             --            --            --             --
                --             --        957,195       208,768        40,310        283,375
            37,766        277,364        214,949            --        25,003         87,664
            20,029        465,707        454,340            --       217,330        825,376
                --             --             --        14,677            --             --
             2,616          2,616          2,529         2,616         2,616          2,616
             4,318          4,318          4,257         4,318         4,953          4,953
                --             --             --         7,615            --             --
      -------------------------------------------------------------------------------------
       110,732,769    248,400,685    180,418,122    17,930,935    84,797,649    135,572,493

                --             --             --        18,576            --             --
           355,100      8,087,979      4,377,778            --     4,546,742      1,597,704
                --             70          1,311            --            --             --
                15             24              9        14,973       112,737             30
             5,169          5,169          5,169         5,169         5,169          5,169
             2,876         12,261             --         4,301         3,052             --
             4,317          4,317          4,317         4,317         6,479          6,478
            72,878        155,260        113,651        12,861        61,004        100,151
            12,249         21,076         19,348        12,928         6,230          1,842
      -------------------------------------------------------------------------------------
           452,604      8,286,156      4,521,583        73,125     4,741,413      1,711,374
      -------------------------------------------------------------------------------------
      $110,280,165   $240,114,529   $175,896,539   $17,857,810   $80,056,236   $133,861,119
      =====================================================================================

      $ 99,924,253   $214,843,954   $157,250,075   $17,649,661   $76,908,007   $122,745,471
                --         56,595        837,623       226,364            --             --
         2,208,517      2,296,904      2,086,340        (5,846)   (1,596,185)       927,874
         8,147,395     22,944,318     15,721,557       (12,369)    4,744,414     10,187,774
                --        (27,242)           944            --            --             --
      -------------------------------------------------------------------------------------
      $110,280,165   $240,114,529   $175,896,539   $17,857,810   $80,056,236   $133,861,119
      =====================================================================================

      $      15.82   $      17.94   $      15.36   $     10.53   $     13.22   $      14.47
         6,970,469     13,381,540     11,452,552     1,695,981     6,057,590      9,253,565

      $101,553,479   $221,451,885   $162,810,605   $17,699,655   $71,512,504   $110,808,210

                            EQUI-SELECT SERIES TRUST
                            STATEMENTS OF OPERATIONS
                        FOR YEAR ENDED DECEMBER 31, 1997

                                                                                      MORTGAGE-
                                                                  MONEY                 BACKED              INTERNATIONAL
                                                                  MARKET              SECURITIES            FIXED INCOME
INVESTMENT INCOME                                                PORTFOLIO             PORTFOLIO               PORTFOLIO
                                                                ---------------------------------------------------------
    Interest income.........................................    $1,854,243             $956,995               $ 678,824
    Dividend income.........................................            --                   --                      --
    Foreign taxes withheld..................................            --                   --                  (1,271)
                                                                ---------------------------------------------------------
    TOTAL INVESTMENT INCOME.................................     1,854,243              956,995                 677,553

EXPENSES

    Investment adviser fee (Note 3).........................       121,158              103,748                  98,908
    Administration fee......................................        18,755               17,290                  16,954
    Audit fee...............................................         9,891                9,891                   9,891
    Custodian fees and expenses.............................        51,194               48,574                  60,996
    Trustee's fees (Note 3).................................         3,319                3,319                   3,319
    Legal fee...............................................         6,432                6,432                   6,432
    Insurance expense.......................................         3,283                3,283                   3,283
    Transfer agent expense..................................         4,407                4,852                   5,396
    Amortization of organization expense....................         2,471                2,471                   2,471
    Miscellaneous expense...................................         7,748                5,782                   5,378
                                                                ---------------------------------------------------------
      Total operating expenses before reimbursement.........       228,658              205,642                 213,028
    Expenses reimbursed by the Investment Adviser (Note
      3)....................................................        (8,931)             (32,639)                (26,816)
                                                                ---------------------------------------------------------
      NET EXPENSES..........................................       219,727              173,003                 186,212
                                                                ---------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)..........................     1,634,516              783,992                 491,341

NET REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN CURRENCY

    Net realized gain (loss) on:
      Investments...........................................        (4,758)             (17,042)                (43,206)
      Foreign currency transactions.........................            --                   --                  38,612
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................            --              218,071                (399,604)
      Foreign currency translations.........................            --                   --                   3,144
                                                                ---------------------------------------------------------
    NET REALIZED AND UNREALIZED GAIN (LOSS).................        (4,758)             201,029                (401,054)
                                                                ---------------------------------------------------------

    NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS...............................    $1,629,758             $985,021               $  90,287
                                                                =========================================================

See accompanying notes.

                                     TOTAL                     VALUE +      GROWTH &
          OTC        RESEARCH       RETURN      ADVANTAGE      GROWTH        INCOME
       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
      --------------------------------------------------------------------------------
      $   263,161   $   389,953   $ 3,215,080   $1,144,022   $   122,067   $   766,578
          154,454     1,480,426     1,455,818           --       196,359     1,260,050
             (260)      (23,246)      (10,716)          --          (724)      (64,265)
      --------------------------------------------------------------------------------
          417,355     1,847,133     4,660,182    1,144,022       317,702     1,962,363

          614,080     1,211,826       871,199       86,778       435,386       793,103
           25,017        45,820        35,690       17,374        21,507        26,501
            9,891         9,891         9,891        9,891         9,399         9,399
           79,237       153,771       112,957       51,894        60,150        73,684
            3,319         3,319         3,319        3,319         2,514         2,514
            6,432         6,432         6,432        6,432         6,430         6,430
            3,283         3,283         3,283        3,283         3,443         3,443
            6,918         6,597         6,833        4,371         7,040         7,502
            2,471         2,471         2,471        2,471         1,526         1,526
            6,638        15,907         8,086        6,876         1,664         7,787
      --------------------------------------------------------------------------------
          757,286     1,459,317     1,060,161      192,689       549,059       931,889
               --            --            --      (53,840)           --            --
      --------------------------------------------------------------------------------
          757,286     1,459,317     1,060,161      138,849       549,059       931,889
      --------------------------------------------------------------------------------
         (339,931)      387,816     3,600,021    1,005,173      (231,357)    1,030,474

        6,780,268     8,560,438     4,883,900       (8,561)   (1,483,576)   10,048,777
             (222)       (5,156)       (4,468)          --            --            --

        7,014,867    15,925,334    11,534,974      (11,335)    2,941,921     6,532,632
               --       (27,765)          991           --            --        61,683
      --------------------------------------------------------------------------------
       13,794,913    24,452,851    16,415,397      (19,896)    1,458,345    16,643,092
      --------------------------------------------------------------------------------

      $13,454,982   $24,840,667   $20,015,418   $  985,277   $ 1,226,988   $17,673,566
      ================================================================================

                            EQUI-SELECT SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD ENDED DECEMBER 31, 1996

                                                                                     MORTGAGE-
                                                                 MONEY                BACKED              INTERNATIONAL
                                                                MARKET              SECURITIES            FIXED INCOME
                                                               PORTFOLIO             PORTFOLIO              PORTFOLIO
                                                              ---------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1997

    Net investment income (loss)............................  $ 1,634,516           $   783,992            $   491,341
    Net realized gain (loss) on:
      Investments...........................................       (4,758)              (17,042)               (43,206)
      Foreign currency transaction..........................           --                    --                 38,612
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................           --               218,071               (399,604)
      Foreign currency translations.........................           --                    --                  3,144
                                                              ---------------------------------------------------------
         Net increase in net assets resulting from
           operations.......................................    1,629,758               985,021                 90,287

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................   (1,634,516)             (783,416)              (527,603)
    Distributions from net realized gain on investments.....           --                    --                (18,155)
    Distributions in excess of net realized gain on
      investments and foreign currency transactions.........           --                    --                (65,902)
  FUND SHARE TRANSACTIONS (Note 5)..........................   16,446,793             6,228,184              1,907,620
                                                              ---------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS..............................   16,442,035             6,429,789              1,386,247

NET ASSETS:
    Beginning of year.......................................   19,152,332            11,137,688             10,746,781
                                                              ---------------------------------------------------------
    END OF YEAR(a)..........................................  $35,594,367           $17,567,477            $12,133,028
                                                              =========================================================

(a) Including undistributed net investment income
    (distributions in excess of net investment income)......  $        --           $     1,232            $   (14,895)
                                                              =========================================================

INCREASE IN NET ASSETS FROM OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 1996

    Net investment income (loss)............................  $   615,473           $   603,801            $   470,966
    Net realized gain (loss) on:
      Investments...........................................           --                31,785                227,301
      Foreign currency transaction..........................           --                    --                 91,817
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................           --              (257,057)              (272,112)
      Foreign currency translations.........................           --                    --                  1,809
                                                              ---------------------------------------------------------
         Net increase in net assets resulting from
           operations.......................................      615,473               378,529                519,781

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................     (615,473)             (603,807)              (565,542)
    Distributions in excess of net realized gain on
      investments and foreign currency transactions.........           --               (32,250)              (177,436)
  FUND SHARE TRANSACTIONS (Note 5)..........................   13,410,068             2,739,838              2,413,725
                                                              ---------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS..............................   13,410,068             2,482,310              2,190,528

NET ASSETS:
    Beginning of period.....................................    5,742,264             8,655,378              8,556,253
                                                              ---------------------------------------------------------
    END OF PERIOD(a)........................................  $19,152,332           $11,137,688            $10,746,781
                                                              =========================================================

(a) Including undistributed net investment income (loss)....  $        --           $        --            $    89,168
                                                              =========================================================

See accompanying notes.

                                       TOTAL                       VALUE +       GROWTH &
          OTC          RESEARCH        RETURN       ADVANTAGE      GROWTH         INCOME
       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
      -------------------------------------------------------------------------------------

      $   (339,931)  $    387,816   $  3,600,021   $ 1,005,173   $  (231,357)  $  1,030,474

         6,780,268      8,560,438      4,883,900        (8,561)   (1,483,576)    10,048,777
              (222)        (5,156)        (4,468)           --            --             --

         7,014,867     15,925,334     11,534,974       (11,335)    2,941,921      6,532,632
                --        (27,765)           991            --            --         61,683
      -------------------------------------------------------------------------------------
        13,454,982     24,840,667     20,015,418       985,277     1,226,988     17,673,566

                --       (325,992)    (2,759,357)     (780,582)           --       (954,239)
        (4,604,698)    (7,116,667)    (3,063,811)       (2,783)      (17,323)    (9,673,157)

                --             --             --            --            --             --
        58,108,301    147,537,679    104,402,326     3,167,308    59,124,707     84,414,141
      -------------------------------------------------------------------------------------
        66,958,585    164,935,687    118,594,576     3,369,220    60,334,372     91,460,311

        43,321,580     75,178,842     57,301,963    14,488,590    19,721,864     42,400,808
      -------------------------------------------------------------------------------------
      $110,280,165   $240,114,529   $175,896,539   $17,857,810   $80,056,236   $133,861,119
      =====================================================================================

      $         --   $     56,595   $    837,623   $   226,364   $        --   $         --
      =====================================================================================

      $   (145,833)  $     18,374   $  1,112,609   $   550,836   $   (76,276)  $     50,453

         2,735,463      2,825,747        694,215        (2,371)      181,947        528,810
              (146)        32,712          4,984            --            --             --

           851,565      5,333,270      3,063,457          (738)    1,802,493      3,593,459
                --            722              2            --            --             --
      -------------------------------------------------------------------------------------
         3,441,049      8,210,825      4,875,267       547,727     1,908,164      4,172,722

                --        (12,458)    (1,110,704)     (528,200)           --        (50,452)

        (2,298,074)    (2,117,360)      (500,838)      (16,970)     (200,957)       (52,792)
        33,123,983     52,912,033     38,535,331     8,495,968    18,014,657     38,331,330
      -------------------------------------------------------------------------------------
        34,266,958     58,993,040     41,799,056     8,498,525    19,721,864     42,400,808

         9,054,622     16,185,802     15,502,907     5,990,065            --             --
      -------------------------------------------------------------------------------------
      $ 43,321,580   $ 75,178,842   $ 57,301,963   $14,488,590   $19,721,864   $ 42,400,808
      =====================================================================================

      $         --   $        (73)  $      5,234   $     4,488   $        --   $         --
      =====================================================================================

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            MONEY MARKET PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended    Year Ended    Year Ended   Period Ended
                                                               12/31/97      12/31/96      12/31/95     12/31/94*
                                                              -----------   -----------   ----------   ------------
Net asset value, beginning of period........................        $1.00         $1.00        $1.00        $1.00
                                                              -----------   -----------   ----------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................         0.05          0.05         0.05         0.01
Net realized and unrealized gain on investments.............           --            --           --           --
                                                              -----------   -----------   ----------     --------
Total from investment operations............................         0.05          0.05         0.05         0.01
                                                              -----------   -----------   ----------     --------
LESS DISTRIBUTIONS:
Distributions from net investment income....................        (0.05)        (0.05)       (0.05)       (0.01)
Net capital gains distributions.............................           --            --           --           --
                                                              -----------   -----------   ----------     --------
Total distributions.........................................        (0.05)        (0.05)       (0.05)       (0.01)
                                                              -----------   -----------   ----------     --------
Net asset value, end of period..............................        $1.00         $1.00        $1.00        $1.00
                                                              ===========   ===========   ==========     ========
Total Return(2).............................................        5.02%         4.84%        5.19%        1.06%
                                                              ===========   ===========   ==========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $35,594,367   $19,152,332   $5,742,264     $446,684
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        0.68%         0.68%        0.72%        0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        0.71%         1.11%        2.59%       23.22%
Ratio of net investment income to average net assets(3).....        5.06%         4.76%        5.11%        4.66%
Net investment income (loss) (without
  reimbursement)(1)(3)......................................        $0.05         $0.04        $0.04       $(0.03)

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.


See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                     MORTGAGE BACKED SECURITIES PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended    Year Ended    Year Ended   Period Ended
                                                               12/31/97      12/31/96      12/31/95     12/31/94*
                                                              -----------   -----------   ----------   ------------
Net asset value, beginning of period........................       $10.59        $10.84        $9.90        $10.00
                                                              -----------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................         0.51          0.58         0.52          0.15
Net realized and unrealized gain (loss) on investments......         0.26         (0.22)        1.05         (0.10)
                                                              -----------   -----------   ----------    ----------
Total from investment operations............................         0.77          0.36         1.57          0.05
                                                              -----------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................        (0.51)        (0.58)       (0.52)        (0.15)
Net capital gains distributions.............................           --         (0.03)       (0.11)           --
                                                              -----------   -----------   ----------    ----------
Total distributions.........................................        (0.51)        (0.61)       (0.63)        (0.15)
                                                              -----------   -----------   ----------    ----------
Net asset value, end of period..............................       $10.85        $10.59       $10.84         $9.90
                                                              ===========   ===========   ==========    ==========
Total Return(2).............................................        7.25%         3.39%       15.92%         0.50%
                                                              ===========   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $17,567,477   $11,137,688   $8,655,378    $4,976,609
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        1.25%         1.25%        0.90%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        1.49%         1.67%        1.99%         2.43%
Ratio of net investment income to average net assets(3).....        5.66%         5.69%        6.26%         6.33%
Net investment income (without reimbursement)(1)(3).........        $0.49         $0.54        $0.43         $0.11
Portfolio turnover rate(4)..................................          27%           19%          34%           52%

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                      INTERNATIONAL FIXED INCOME PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended    Year Ended    Year Ended   Period Ended
                                                               12/31/97      12/31/96      12/31/95     12/31/94*
                                                              -----------   -----------   ----------   ------------
Net asset value, beginning of period........................       $10.88        $11.09       $10.02        $10.00
                                                              -----------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................         0.43          0.53         0.41          0.15
Net realized and unrealized gain (loss) on investments......        (0.35)         0.02         1.24         (0.05)
                                                              -----------   -----------   ----------    ----------
Total from investment operations............................         0.08          0.55         1.65          0.10
                                                              -----------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................        (0.47)        (0.58)       (0.47)        (0.08)
Net capital gains distributions.............................        (0.02)        (0.18)       (0.11)           --
Distributions in excess of net capital gains................        (0.06)           --           --            --
                                                              -----------   -----------   ----------    ----------
Total distributions.........................................        (0.55)        (0.76)       (0.58)        (0.08)
                                                              -----------   -----------   ----------    ----------
Net asset value, end of period..............................       $10.41        $10.88       $11.09        $10.02
                                                              ===========   ===========   ==========    ==========
Total Return(2).............................................        0.64%         5.05%       15.81%         1.01%
                                                              ===========   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $12,133,028   $10,746,781   $8,556,253    $5,062,830
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        1.60%         1.60%        1.00%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        1.83%         1.94%        2.13%         2.53%
Ratio of net investment income to average net assets(3).....        4.22%         4.73%        5.94%         5.93%
Net investment income (without reimbursement)(1)(3).........        $0.41         $0.49        $0.31         $0.10
Portfolio turnover rate(4)..................................          69%          113%          89%            6%

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                                 OTC PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Year Ended    Year Ended    Year Ended   Period Ended
                                                                12/31/97      12/31/96      12/31/95     12/31/94*
                                                              ------------   -----------   ----------   ------------
Net asset value, beginning of period........................        $13.82        $12.08       $10.36        $10.00
                                                              ------------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss)(1)....................................         (0.05)        (0.03)       (0.02)           --
Net realized and unrealized gain on investments.............          2.76          2.52         3.07          0.36
                                                              ------------   -----------   ----------    ----------
Total from investment operations............................          2.71          2.49         3.05          0.36
                                                              ------------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................            --            --           --            --
Net capital gains distributions.............................         (0.71)        (0.75)       (1.33)           --
                                                              ------------   -----------   ----------    ----------
Total distributions.........................................         (0.71)        (0.75)       (1.33)           --
                                                              ------------   -----------   ----------    ----------
Net asset value, end of period..............................        $15.82        $13.82       $12.08        $10.36
                                                              ============   ===========   ==========    ==========
Total Return(2).............................................        19.67%        20.68%       29.23%         3.59%
                                                              ============   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $110,280,165   $43,321,580   $9,054,622    $1,695,685
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         0.99%         1.35%        1.07%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         0.99%         1.35%        2.52%         7.10%
Ratio of net investment income (loss) to average net
  assets(3).................................................       (0.44)%       (0.63)%      (0.22)%         0.16%
Net investment (loss) (without reimbursement)(1)(3).........        $(0.05)       $(0.03)      $(0.10)       $(0.12)
Portfolio turnover rate(4)..................................          141%          122%         111%            6%
Average commission rate paid(5).............................       $0.0496       $0.0402           --            --

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                               RESEARCH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Year Ended    Year Ended    Year Ended    Period Ended
                                                                12/31/97      12/31/96      12/31/95      12/31/94*
                                                              ------------   -----------   -----------   ------------
Net asset value, beginning of period........................        $15.43        $12.88         $9.59         $10.00
                                                              ------------   -----------   -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................          0.03            --          0.03           0.09
Net realized and unrealized gain (loss) on investments......          3.08          3.00          3.48          (0.41)
                                                              ------------   -----------   -----------    -----------
Total from investment operations............................          3.11          3.00          3.51          (0.32)
                                                              ------------   -----------   -----------    -----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................         (0.03)         0.00#        (0.03)         (0.09)
Net capital gains distributions.............................         (0.57)        (0.45)        (0.19)            --
                                                              ------------   -----------   -----------    -----------
Total distributions.........................................         (0.60)        (0.45)        (0.22)         (0.09)
                                                              ------------   -----------   -----------    -----------
Net asset value, end of period..............................        $17.94        $15.43        $12.88          $9.59
                                                              ============   ===========   ===========    ===========
Total Return(2).............................................        20.12%        23.37%        36.58%        (3.22)%
                                                              ============   ===========   ===========    ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $240,114,529   $75,178,842   $16,185,802     $1,626,521
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         0.96%         1.31%         1.12%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         0.96%         1.31%         2.48%          7.48%
Ratio of net investment income to average net assets(3).....         0.26%         0.05%         0.58%          4.65%
Net investment income (loss) (without
  reimbursement)(1)(3)......................................         $0.03            --        $(0.04)        $(0.04)
Portfolio turnover rate(4)..................................           80%           68%           83%            85%
Average commission rate paid(5).............................       $0.0476       $0.0281            --             --

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
#   Amount is less than $0.003 per share.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             TOTAL RETURN PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Year Ended    Year Ended    Year Ended    Period Ended
                                                                12/31/97      12/31/96      12/31/95       12/31/94*
                                                              ------------   -----------   -----------   -------------
Net asset value, beginning of period........................        $13.15        $11.90         $9.76        $10.00
                                                              ------------   -----------   -----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................          0.32          0.26          0.21          0.09
Net realized and unrealized gain (loss) on investments......          2.42          1.37          2.19         (0.24)
                                                              ------------   -----------   -----------    ----------
Total from investment operations............................          2.74          1.63          2.40         (0.15)
                                                              ------------   -----------   -----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................         (0.25)        (0.26)        (0.21)        (0.09)
Net capital gains distributions.............................         (0.28)        (0.12)        (0.05)           --
                                                              ------------   -----------   -----------    ----------
Total distributions.........................................         (0.53)        (0.38)        (0.26)        (0.09)
                                                              ------------   -----------   -----------    ----------
Net asset value, end of period..............................        $15.36        $13.15        $11.90         $9.76
                                                              ============   ===========   ===========    ==========
Total Return(2).............................................        20.89%        13.70%        24.51%       (1.47)%
                                                              ============   ===========   ===========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $175,896,539   $57,301,963   $15,502,907    $1,298,365
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         0.97%         1.25%         1.11%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         0.97%         1.25%         2.36%         8.31%
Ratio of net investment income to average net assets(3).....         3.31%         3.29%         3.88%         4.58%
Net investment income (loss) (without
  reimbursement)(1)(3)......................................         $0.32         $0.26         $0.14        $(0.06)
Portfolio turnover rate(4)..................................           98%          131%           89%           45%
Average commission rate paid(5).............................       $0.0563       $0.0510            --            --

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             ADVANTAGE PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended    Year Ended    Year Ended    Period Ended
                                                               12/31/97      12/31/96      12/31/95       12/31/94*
                                                              -----------   -----------   -----------   -------------
Net asset value, beginning of period........................       $10.41        $10.18        $9.98         $10.00
                                                              -----------   -----------   ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................         0.61          0.40         0.71           0.12
Net realized and unrealized gain (loss) on investments......        (0.01)         0.22         0.20          (0.02)
                                                              -----------   -----------   ----------     ----------
Total from investment operations............................         0.60          0.62         0.91           0.10
                                                              -----------   -----------   ----------     ----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................        (0.48)        (0.38)       (0.71)         (0.12)
Net capital gains distributions.............................           --         (0.01)          --             --
                                                              -----------   -----------   ----------     ----------
Total distributions.........................................        (0.48)        (0.39)       (0.71)         (0.12)
                                                              -----------   -----------   ----------     ----------
Net asset value, end of period..............................       $10.53        $10.41       $10.18          $9.98
                                                              ===========   ===========   ==========     ==========
Total Return(2).............................................        5.71%         6.06%        9.18%          0.99%
                                                              ===========   ===========   ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $17,857,810   $14,488,590   $5,990,065     $3,449,166
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        0.80%         0.80%        0.77%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        1.11%         1.55%        2.13%          3.06%
Ratio of net investment income to average net assets(3).....        5.79%         5.86%        8.56%          5.32%
Net investment income (without reimbursement)(1)(3).........        $0.58         $0.35        $0.60          $0.07
Portfolio turnover rate(4)..................................         116%           85%         166%            94%

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** Strong Capital Management, Inc. became the sub-advisor to the Portfolio in October, 1994. EISI took over management of the Portfolio on April 1, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            VALUE + GROWTH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                              Year Ended     Period Ended
                                                               12/31/97        12/31/96*
                                                              -----------    -------------
Net asset value, beginning of period........................       $11.43          $10.00
                                                              -----------     -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss)(1)....................................        (0.04)          (0.04)
Net realized and unrealized gain on investments.............         1.83            1.59
                                                              -----------     -----------
Total from investment operations............................         1.79            1.55
                                                              -----------     -----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................           --              --
Net capital gains distributions.............................           --           (0.12)
                                                              -----------     -----------
Total distributions.........................................           --           (0.12)
                                                              -----------     -----------
Net asset value, end of period..............................       $13.22          $11.43
                                                              ===========     ===========
Total Return(2).............................................       15.69%          15.49%
                                                              ===========     ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $80,056,236     $19,721,864
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................        1.20%           1.70%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................        1.20%           1.90%
Ratio of net investment (loss) to average net assets(3).....      (0.50)%         (0.90)%
Net investment (loss) (without reimbursement)(1)(3).........       $(0.04)         $(0.05)
Portfolio turnover rate(4)..................................         224%            143%
Average commission rate paid(5).............................      $0.0570         $0.0523

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                           GROWTH & INCOME PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Year Ended    Period Ended
                                                                12/31/97       12/31/96*
                                                              ------------   -------------
Net asset value, beginning of period........................        $12.59         $10.00
                                                              ------------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................          0.13           0.02
Net realized and unrealized gain on investments.............          3.02           2.61
                                                              ------------    -----------
Total from investment operations............................          3.15           2.63
                                                              ------------    -----------
LESS DISTRIBUTIONS:
Distributions from net investment income....................         (0.11)         (0.02)
Net capital gains distributions.............................         (1.16)         (0.02)
                                                              ------------    -----------
Total distributions.........................................         (1.27)         (0.04)
                                                              ------------    -----------
Net asset value, end of period..............................        $14.47         $12.59
                                                              ============    ===========
Total Return(2).............................................        25.15%         26.19%
                                                              ============    ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $133,861,119    $42,400,808
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         1.12%          1.64%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         1.12%          1.64%
Ratio of net investment income to average net assets(3).....         1.23%          0.38%
Net investment income (without reimbursement)(1)(3).........         $0.13          $0.02
Portfolio turnover rate(4)..................................          227%           115%
Average commission rate paid(5).............................       $0.0577        $0.0551

---------------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE 1 - ORGANIZATION
Equi-Select Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is managed by Equitable Investment Services, Inc. ("EISI") which is a wholly-owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). Equitable of Iowa became an indirect wholly owned subsidiary of ING Groep, N.V. ("ING") on October 24, 1997. The Trust was organized as a Massachusetts business trust on May 11, 1994, and offers nine portfolios, each having differing investment objectives and policies: Money Market Portfolio, Mortgage-Backed Securities Portfolio, International Fixed Income Portfolio, OTC Portfolio, Research Portfolio, Total Return Portfolio, Advantage Portfolio, Value + Growth Portfolio and Growth & Income Portfolio (each "Portfolio" or, collectively, "The Portfolios"). On September 15, 1994, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 10,000 shares for the Money Market Portfolio and 1,000 shares for each of the other Portfolios other than the Value + Growth Portfolio and the Growth & Income Portfolio. On March 28, 1996, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 1,000 shares for the Value + Growth Portfolio and 1,000 shares for the Growth & Income Portfolio. The shares of the Trust are sold to certain life insurance companies' separate accounts to fund the benefits under variable annuity and variable life contracts issued by such life insurance companies, including Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company. All Portfolios (except the Value + Growth and the Growth & Income Portfolios) began investment operations on October 4, 1994 and the Value + Growth and the Growth & Income Portfolios began investment operations on April 1, 1996.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles may require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - For all Portfolios except the Money Market Portfolio, portfolio securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last reported sale price on the principle exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included on NASDAQ, at a bid price. Debt securities, including zero-coupon securities, and certain foreign securities are valued by a pricing service. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, or by an individual acting under the direction of the Trustees. Prices for securities primarily traded in foreign markets are expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities, including all securities in the Money Market Portfolio and debt securities with a remaining maturity of 60 days or less, are valued at their amortized cost, which approximates market value.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to the principal amount, including interest, of the repurchase agreement. To the extent that the term of any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are reported as income when the Trust identifies the dividend. Interest income, which includes certain accretion of original discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

A Portfolio may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Portfolio may enter into a foreign currency exchange contract for the purchase or sale (for a fixed amount of U.S. dollars) of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payment amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of Portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - A call option written by a Portfolio obligates the Portfolio to sell specified currency to the option holder at a specified price at any time before the expiration date. A put option written by a Portfolio obligates the Portfolio to purchase specified currency from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Portfolio may, upon exercise of the option, be required to sell currency at a price that is less than its market value or be required to purchase currency at a price that exceeds its market value. A Portfolio may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Portfolio in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price.

DOLLAR ROLL TRANSACTIONS - A Portfolio may enter into dollar roll transactions, in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period the Portfolio forgoes principal and interest paid on the securities. The Portfolios account for such dollar rolls as financing transactions, and are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at a future date. To the extent that a Portfolio has commitments under dollar roll transactions, liquid, high grade debt securities are segregated in an amount equivalent to these obligations. There were no dollar roll commitments outstanding at December 31, 1997.

EXPENSES - Expenses directly attributable to a Portfolio are charged to the Portfolio. Expenses not directly attributable to a Portfolio are allocated among the affected Portfolios. Certain costs incurred in connection with the organization of the Trust and each Portfolio have been deferred and are being amortized on a straight line basis over a five year period.

DISTRIBUTIONS TO SHAREHOLDERS - Each of the Portfolios (except the Money Market Portfolio) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and distributes monthly. All distributions are paid in shares of the relevant Portfolio at net asset value. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, "post October 31 losses" and excise tax regulations. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Portfolio is treated as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Portfolios will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios will not be subject to a Federal excise tax.

NOTE 3 - AGREEMENTS AND FEES
The Trust has entered into an Investment Advisory Agreement (the "Agreement") with EISI, under which EISI manages the business and affairs of the Portfolios and the Trust. Under the Agreement, each Portfolio pays EISI a monthly fee at the annual rate based on the average daily net assets of each Portfolio as follows:

                                                       ADVISORY FEES
                                                       -------------
Money Market Portfolio                      0.375%     of first $50 million
                                            0.35%      in excess of $50 million

Mortgage-Backed Securities Portfolio        0.75%      of first $200 million
                                            0.65%      of next $300 million
                                            0.55%      of next $500 million
                                            0.50%      of next $1 billion
                                            0.40%      in excess of $2 billion

International Fixed Income Portfolio        0.85%      of first $200 million
                                            0.75%      of next $300 million
                                            0.60%      of next $500 million
                                            0.55%      of next $1 billion
                                            0.40%      in excess of $2 billion

OTC, Research & Total Return Portfolios     0.80%      of first $300 million
                                            0.55%      in excess of $300 million

Advantage Portfolio                         0.50%      of first $100 million
                                            0.35%      in excess of $100 million

Value + Growth Portfolio                    0.95%      of first $500 million
                                            0.75%      in excess of $500 million

Growth & Income Portfolio                   0.95%      of first $200 million
                                            0.75%      in excess of $200 million

EISI has entered into Sub-Advisory Agreements with Credit Suisse Asset Management Limited (formerly CS First Boston Investment Management Ltd.) with respect to the International Fixed Income Portfolio, Massachusetts Financial Services Company with respect to the OTC, Research and Total Return Portfolios and Robertson, Stephens & Company Investment Management, L.P., with respect to the Value + Growth and Growth & Income Portfolios; each of whom, under the supervision of EISI, is responsible for the day-to-day investment management of each of the Portfolios. On April 1, 1996, EISI assumed responsibility for the day-to-day investment management of the Advantage Portfolio from Strong Capital Management. The fees payable to the sub-advisors under the Sub-Advisory Agreements are borne by EISI, and the Trust does not bear the direct cost of the sub-advisory activities. EISI does not receive sub-advisory fees for the Money-Market, Mortgage-Backed Securities and Advantage Portfolios.

EISI has agreed to voluntarily reimburse each Portfolio for all expenses (excluding the advisory fee) that exceed .30% of the average daily net assets for the Money Market and Advantage Portfolios, .50% of the average daily net assets of the Mortgage-Backed Securities Portfolio, .75% of the average daily net assets of the International Fixed Income Portfolio, and .40% of the average daily net assets of the OTC, Total Return, Research, Value + Growth and Growth & Income Portfolios (changed from .75% of the average daily net assets effective February 3, 1997). This undertaking is subject to termination at any time without notice to the shareholders. For the year ended December 31, 1997, EISI has agreed to reimburse the Trust $122,226 for expenses in excess of the voluntary expense limitations, of which $26,098 was owed to the Trust as of December 31, 1997.

Each Trustee of the Trust who is not an interested person of the Trust or Advisor or Sub-Advisor receives an annual fee of $6,000 and an additional fee of $1,500 for each Trustees' meeting attended.

NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding the Money Market Portfolio and all short-term securities for the Trust, for the year ended December 31, 1997, were as follows:

                                       Non-U.S.         U.S.         Non-U.S.          U.S.
                                      Government     Government     Government      Government
                                      Purchases      Purchases        Sales           Sales
                                     -----------------------------------------------------------
Mortgage-Backed Securities.......    $  1,001,070   $ 6,667,769    $         --    $ 2,922,461
International Fixed Income.......       8,241,371       394,813       6,119,814      1,209,352
OTC..............................     145,774,715            --     101,023,284             --
Research.........................     251,033,845            --     115,188,189             --
Total Return.....................     108,235,544    66,558,533      51,024,298     42,416,803
Advantage........................      10,908,905     1,600,625      11,377,849      1,394,301
Value + Growth...................     148,863,748            --      93,082,367             --
Growth & Income..................     239,770,274       901,275     176,468,944      1,242,275

The identified cost of investments in securities and repurchase agreements owned by the Trust for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1997 were as follows:

                                                                                       Net
                                                       Gross          Gross         Unrealized
                                      Identified     Unrealized     Unrealized    Appreciation/
                                         Cost       Appreciation   Depreciation   (Depreciation)
                                     -----------------------------------------------------------
Money Market.....................    $ 35,598,667   $        --     $       --     $        --
Mortgage-Backed Securities.......      17,108,731       346,050          8,332         337,718
International Fixed Income.......      11,196,511       266,392        391,887        (125,495)
OTC..............................     103,278,221    16,136,863      9,714,210       6,422,653
Research.........................     221,819,171    29,160,368      6,583,336      22,577,032
Total Return.....................     162,818,945    16,698,769        985,552      15,713,217
Advantage........................      17,699,655        30,264         42,633         (12,369)
Value + Growth...................      72,276,317     7,389,312      3,408,711       3,980,601
Growth & Income..................     111,317,908    13,500,860      3,884,467       9,616,393

NOTE 5 - SHAREHOLDER TRANSACTIONS

Transactions in shares and dollars were as follows:

                                                                      MONEY MARKET PORTFOLIO
                                                            YEAR ENDED                     YEAR ENDED
                                                         DECEMBER 31, 1997              DECEMBER 31, 1996
                                                    ---------------------------    ---------------------------
                                                      SHARES         DOLLARS         SHARES         DOLLARS
                                                      ------         -------         ------         -------
Shares sold.....................................    102,433,107    $102,433,107     43,299,625    $ 43,299,625
Shares issued to shareholders in reinvestment of
  dividends.....................................      1,634,516       1,634,516        615,473         615,473
Shares redeemed.................................    (87,620,830)    (87,620,830)   (30,505,030)    (30,505,030)
                                                    -----------    ------------    -----------    ------------
Net increase....................................     16,446,793    $ 16,446,793     13,410,068    $ 13,410,068
                                                    ===========    ============    ===========    ============

                                                               MORTGAGE-BACKED SECURITIES PORTFOLIO
                                                            YEAR ENDED                     YEAR ENDED
                                                         DECEMBER 31, 1997              DECEMBER 31, 1996
                                                    ---------------------------    ---------------------------
                                                      SHARES         DOLLARS         SHARES         DOLLARS
                                                      ------         -------         ------         -------
Shares sold.....................................        673,451    $  7,363,783        723,505    $  7,834,453
Shares issued to shareholders in reinvestment of
  dividends.....................................        132,084       1,419,276         46,370         502,728
Shares redeemed.................................       (237,370)     (2,554,875)      (517,091)     (5,597,343)
                                                    -----------    ------------    -----------    ------------
Net increase....................................        568,165    $  6,288,184        252,784    $  2,739,838
                                                    ===========    ============    ===========    ============

                                                                INTERNATIONAL FIXED INCOME PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................       574,229    $  6,192,469       451,977    $ 5,052,351
Shares issued to shareholders in reinvestment of
  dividends........................................       123,463       1,314,326        39,922        443,273
Shares redeemed....................................      (519,578)     (5,599,175)     (275,956)    (3,081,899)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................       178,114    $  1,907,620       215,943    $ 2,413,725
                                                       ==========    ============    ==========    ===========

                                                                            OTC PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     4,441,443    $ 67,796,730     2,338,803    $32,591,217
Shares issued to shareholders in reinvestment of
  dividends .......................................       453,828       6,811,842        87,570      1,086,357
Shares redeemed....................................    (1,059,015)    (16,500,271)      (41,713)      (553,591)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................     3,836,256    $ 58,108,301     2,384,660    $33,123,983
                                                       ==========    ============    ==========    ===========

                                                                         RESEARCH PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     8,748,698    $151,457,707     3,696,388    $54,264,879
Shares issued to shareholders in reinvestment of
  dividends........................................       547,082       9,454,599        29,426        392,354
Shares redeemed....................................      (786,315)    (13,374,627)     (110,466)    (1,745,200)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................     8,509,465    $147,537,679     3,615,348    $52,912,033
                                                       ==========    ============    ==========    ===========

                                                                       TOTAL RETURN PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     6,753,656    $ 99,379,611     3,064,004    $38,670,842
Shares issued to shareholders in reinvestment of
  dividends........................................       498,505       7,367,301        33,107        397,108
Shares redeemed....................................      (157,164)     (2,344,586)      (41,981)      (532,619)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................     7,094,997    $104,402,326     3,055,040    $38,535,331
                                                       ==========    ============    ==========    ===========

                                                                         ADVANTAGE PORTFOLIO
                                                               YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     1,027,871    $ 10,963,172     1,254,663    $13,234,277
Shares issued to shareholders in reinvestment of
  dividends........................................       126,816       1,328,534        41,159        419,439
Shares redeemed....................................      (850,644)     (9,124,398)     (492,025)    (5,157,748)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................       304,043    $  3,167,308       803,797    $ 8,495,968
                                                       ==========    ============    ==========    ===========

                                                                      VALUE + GROWTH PORTFOLIO
                                                               YEAR ENDED                APRIL 1, 1996* TO
                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS         SHARES        DOLLARS
                                                         ------        -------         ------        -------
Shares sold........................................     5,752,136    $ 78,025,275     1,745,712    $18,222,782
Shares issued to shareholders in reinvestment of
  dividends .......................................        19,194         218,281            --             --
Shares redeemed....................................    (1,439,264)    (19,118,849)      (20,188)      (208,125)
                                                       ----------    ------------    ----------    -----------
Net increase.......................................     4,332,066    $ 59,124,707     1,725,524    $18,014,657
                                                       ==========    ============    ==========    ===========

                                                                      GROWTH & INCOME PORTFOLIO
                                                                YEAR ENDED               APRIL 1, 1996* TO
                                                            DECEMBER 31, 1997            DECEMBER 31, 1996
                                                        --------------------------    ------------------------
                                                          SHARES        DOLLARS        SHARES        DOLLARS
                                                          ------        -------        ------        -------
Shares sold.........................................     6,421,112    $ 91,268,138    3,387,238    $38,559,796
Shares issued to shareholders in reinvestment of
  dividends ........................................       746,751      10,730,642           --             --
Shares redeemed.....................................    (1,282,562)    (17,584,639)     (18,974)      (228,466)
                                                        ----------    ------------    ---------    -----------
Net increase........................................     5,885,301    $ 84,414,141    3,368,264    $38,331,330
                                                        ==========    ============    =========    ===========

* Date of commencement of investment operations.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS
At December 31, 1997, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL FIXED INCOME PORTFOLIO

                                    U.S. DOLLAR
                                      COST ON
CURRENCY    CURRENCY   SETTLEMENT   ORIGINATION    U.S. DOLLAR     UNREALIZED
PURCHASED     SOLD        DATE         DATE       CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------------
   NLG        USD      02/06/1998   $  400,000     $  381,276       $(18,724)
   DEM        USD      03/16/1998      250,000        246,622         (3,378)
   JPY        USD      03/16/1998    1,018,095      1,012,433         (5,662)
                                    ----------     ----------       --------
                                    $1,668,095     $1,640,331       $(27,764)

                                    U.S. DOLLAR
                                      COST ON                      UNREALIZED
CURRENCY   CURRENCY    SETTLEMENT   ORIGINATION    U.S. DOLLAR    APPRECIATION/
  SOLD     PURCHASED      DATE         DATE       CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------------
  GBP         USD      01/26/1998   $  900,247     $  921,729       $(21,482)
  NLG         USD      02/06/1998      542,753        523,182         19,571
  AUD         USD      02/27/1998      232,900        220,139         12,761
  CAD         USD      02/27/1998      133,455        132,386          1,069
  DKK         USD      03/03/1998      521,725        511,237         10,488
  SEK         USD      03/16/1998      387,918        381,027          6,891
                                    ----------     ----------       --------
                                    $2,718,998     $2,689,700       $ 29,298
Net Unrealized Appreciation of Forward Foreign Currency
  Contracts....................................................     $  1,534
                                                                    --------

RESEARCH PORTFOLIO

                                     U.S. DOLLAR
                                       COST ON
CURRENCY    CURRENCY    SETTLEMENT   ORIGINATION    U.S. DOLLAR     UNREALIZED
PURCHASED     SOLD         DATE         DATE       CURRENT VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
   CHF         USD      01/07/1998   $  164,156     $  164,086         $(70)
                                                                       ----
Net Unrealized Depreciation of Forward Foreign Currency
  Contracts.....................................................       $(70)
                                                                       ----

TOTAL RETURN PORTFOLIO

                                     U.S. DOLLAR
                                       COST ON
CURRENCY    CURRENCY    SETTLEMENT   ORIGINATION    U.S. DOLLAR     UNREALIZED
PURCHASED     SOLD         DATE         DATE       CURRENT VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
   DEM         USD      01/06/1998   $  113,790     $  113,151       $   (639)
   NLG         USD      01/06/1998      112,787        112,115           (672)
                                     ----------     ----------       --------
                                     $  226,577     $  225,266       $ (1,311)
Net Unrealized Depreciation of Forward Foreign Currency
  Contracts.....................................................     $ (1,311)
                                                                     --------

GLOSSARY OF TERMS
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DEM - Deutsche Mark
DKK - Danish Kroner
GBP - Great British Pound
JPY - Japanese Yen
NLG - Dutch Guilder
SEK - Swedish Krona
USD - United States Dollar

NOTE 7 - CAPITAL LOSS CARRYFORWARDS
For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 1997 which are available to offset future capital gains, if any:

                                              EXPIRING
                                              IN 2005
                                              --------
Money Market Portfolio....................    $  3,127
Mortgage-Backed Securities Portfolio......      17,966
Value + Growth Portfolio..................     171,187

NOTE 8 - SUBSEQUENT EVENT
Effective January 2, 1998, Directed Services, Inc. ("DSI"), an affiliate of EISI, is assuming the advisory responsibilities of EISI. DSI is also assuming all responsibilities for the management of sub-advisors pursuant to the terms of the Sub-Advisory Agreements. EISI's management personnel are becoming a part of DSI and will continue the oversight of portfolio management.

Effective January 2, 1998, ING Investment Management, LLC ("IIMLLC"), an affiliate of EISI, assumed the portfolio management responsibilities of EISI, for the Money Market Portfolio, the Mortgage-Backed Securities Portfolio and the Advantage Portfolio of the Trust. The EISI personnel who manage these portfolios have moved to IIMLLC and no changes in investment personnel are anticipated for any portfolio.

                            EQUI-SELECT SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

At a Special Meeting of Shareholders of the Trust held on October 9, 1997, the following actions were taken:

(1) The new Investment Advisory Agreement between the Trust and Equitable Investment Services, Inc. to become effective upon the merger of Equitable of Iowa with PFHI Holdings, Inc. was approved by the shareholders of the Trust as follows:

                                                                      AGAINST OR
                                                           FOR         WITHHELD      ABSTAINED        TOTAL
                                                        ------------------------------------------------------
                                                        71,360,107    1,601,777      4,150,807      77,112,691

(2) The new Sub-Advisory Agreement between the Trust, EISI and each Portfolio's corresponding Sub-Advisor to become effective upon the merger of Equitable of Iowa with PFHI was approved by the shareholders of the Trust as follows:

                                                                      AGAINST OR
                                                            FOR        WITHHELD      ABSTAINED        TOTAL
                                                         -----------------------------------------------------
International Fixed Income Portfolio...................  1,025,834       2,837         46,178        1,074,849
OTC Portfolio..........................................  4,967,521      61,155        378,727        5,407,403
Research Portfolio.....................................  9,279,749      87,246        680,828       10,047,823
Total Return Portfolio.................................  7,945,997      62,354        491,536        8,499,887
Value + Growth Portfolio...............................  3,420,870      39,957        204,505        3,665,332
Growth & Income Portfolio..............................  5,734,505     127,079        343,850        6,205,434

(3) The new Sub-Advisory Agreement between the Trust, EISI and Robertson, Stephens to be effective upon the merger of Robertson, Stephens & Company Investment Management, L.P. with BankAmerica Corporation, was approved by the shareholders of the Portfolios as follows:

                                                                       AGAINST OR
                                                             FOR        WITHHELD      ABSTAINED        TOTAL
                                                          ----------------------------------------------------
Value + Growth Portfolio................................  3,431,426      31,762        202,144       3,665,332
Growth & Income Portfolio...............................  5,735,579     130,452        339,403       6,205,434

TAX INFORMATION - (UNAUDITED)

                          THE EQUI-SELECT SERIES TRUST

FISCAL YEAR ENDED DECEMBER 31, 1997

The amounts of long-term capital gains paid for the fiscal year ended December 31, 1997, were as follows:

             International Fixed Income Portfolio.................    $   56,119
             OTC Portfolio........................................        48,308
             Research Portfolio...................................     2,472,944
             Total Return Portfolio...............................     1,700,455
             Growth & Income Portfolio............................        20,061

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contract Holders and Trustees
Equi-Select Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equi-Select Series Trust (the "Trust") (comprising, respectively, the Money Market, Mortgage-Backed Securities, International Fixed Income, OTC, Research, Total Return, Advantage, Value + Growth, and Growth & Income Portfolios) as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Equi-Select Series Trust at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                ERNST & YOUNG LLP

Boston, Massachusetts
February 20, 1998

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                            EQUI-SELECT SERIES TRUST

                            ------------------------

                        TRUSTEES AND EXECUTIVE OFFICERS

     Paul R. Schlaack, Trustee, Principal Executive Officer and President*
                           J. Michael Earley, Trustee
                         R. Barbara Gitenstein, Trustee
                           Elizabeth Newell, Trustee
                          Stanley B. Seidler, Trustee
           Paul E. Larson, Treasurer and Principal Financial Officer
                          Myles R. Tashman, Secretary
                 Eric J. Engstrom, Principal Accounting Officer
                     Kimberly K. Krumviede, Vice President

                              * Interested Trustee

                            ------------------------

                Blazzard, Grodd & Hasenauer, P.C., Legal Counsel
            Equitable Investment Services, Inc., Investment Adviser
                    Ernst & Young, LLP, Independent Auditors




------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts.
------------------------------------------------------------------------------

 The PrimElite Variable Annuity is distributed by Equitable of Iowa Securities
    Network, Inc., an affiliate of Equitable Life Insurance Company of Iowa.

                            Equi-Select Series Trust
                  909 LOCUST  -  DES MOINES, IA  -  50309-2899



    Equi-Select Trust
        909 LOCUST
DES MOINES, IA - 50309-2899                                       Bulk Rate
                                                                 U.S. Postage
                                                                     PAID
                                                                Des Moines, IA
                                                                Permit No. 3361